Exhibit 10.1

TIMBERLANDS PURCHASE AND SALE AGREEMENT

THIS TIMBERLANDS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made effective as of December 13, 2011 (the “Effective Date”) by and between Wausau Paper Mills, LLC, a Wisconsin limited liability company, having an address of 100 Paper Place, Mosinee, Wisconsin 54455 (the “Seller”), and LFF III Timber Holding LLC, a Delaware limited liability company having an address of 23 South Main Street, 3rd Floor, Hanover, New Hampshire 03755 (the “Buyer”).

RECITALS:

A.

Seller is the owner of approximately 72,822 +/- acres of unimproved property located in Bayfield County, Burnett County, Douglas County, and Washburn County, as well as certain improved property located in Douglas County, all in the State of Wisconsin, as more particularly described in Exhibit A attached to this Agreement (the “Property”).

B.

Buyer is in the business of purchasing real estate and timberland properties.

C.

Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Property upon the terms and conditions set forth in this Agreement.

NOW THEREFORE, for and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell and Buyer agrees to purchase the Property, subject to and in accordance with the terms and conditions set forth in this Agreement.

1.

Purchase of Property.  Seller agrees to sell and Buyer agrees to purchase the fee simple interest in the Property, which shall include any and all timber, oil, gas, sand, gravel, minerals and mineral rights (if any), water and water rights, grazing and other surface and subsurface rights, permits, hereditaments, easements, improvements, structures, incidents and all other appurtenances belonging thereto.

2.

Contracts, Records, and Personal Property.  Additionally, as part of this Agreement, Seller shall (a) assign, and Buyer shall assume, all rights and obligations under the specific contracts identified in Exhibit B attached hereto and made a part hereof (the “Assumed Contracts”); (b) sell and convey all right, title and interest in the various file materials, books, and records owned by or under the direction or control of Seller which pertain to the operation, maintenance, harvesting,  forest management, or other similar obligations with respect to the Property (the “Records”); and (c) sell and convey all right, title and interest in and to the equipment and personal property set forth in Exhibit B attached hereto (the “Equipment”).   No personal property, other than the Assumed Contracts, Records and Equipment shall be transferred as part of this Agreement, and any other personal property shall be removed from the Property by Seller in advance of Closing.

3.

Mineral Rights.  Buyer and Seller acknowledge that certain rights and interests in and to oil, gas, and/or other minerals with respect to portions of the Property have been severed from the surface interest in the Property, as evidenced by instruments duly recorded in the applicable land records (collectively, the “Excluded Mineral Rights”), and Buyer agrees to accept title to the Property subject to the Excluded Mineral Rights.  All other right, title and interest in and to any oil, gas, sand, gravel, and other minerals of any kind or nature shall be included in the Property. Notwithstanding the foregoing, the Excluded Mineral Rights shall not include any such rights or interests owned by Affiliates of Seller, all of which shall be included in the Property.  For purposes of this Agreement, the term “Affiliate” shall mean any parent, subsidiary, other entities or organizations under common control with a party to this Agreement.

4.

Deposit.  Within five (5) business days after the Effective Date, Buyer shall deliver a deposit in the amount of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00 USD) (the “Deposit”) to be held in an interest bearing escrow account with Runkel Abstract and Title Company located at 522 Scott Street, Wausau, WI 54403, Attention: Mr. Marvin Pilgrim, phone: (715) 845-4646, Fax: (715) 842-7245 (the “Title Company”).  The Title Company will provide wire transfer instructions for the delivery of the Deposit. The Deposit is in U.S. Dollars.  All interest earned on the Deposit shall be considered a part of the Deposit and shall be paid to or for the account of the party entitled to receipt of the Deposit, as set forth in this Agreement.  No later than December 14, 2011 Buyer shall deliver to the Title Company an additional sum of Seven Hundred Fifty Thousand and No/100ths Dollars ($750,000.00 USD) to be added to, and held as a part of, the Deposit.  The term “Deposit” as used in this Agreement shall be construed to mean such sums as are held by the Title Company pursuant to this Section 4 at any given time.  The Deposit, together with all interest earned thereon, shall be applied to the Purchase Price (as defined below) at the Closing (as defined below), unless otherwise forfeited to Seller or returned to Buyer in accordance with the terms of this Agreement.  Seller and Buyer agree that they will execute such reasonable escrow or other agreement as requested by the Title Company with respect to payment of the Deposit into escrow with the Title Company (the “Deposit Escrow Agreement”). In the event of a conflict between the terms of the Deposit Escrow Agreement and this Agreement, the terms of this Agreement shall prevail.

5.

Purchase Price.  The total purchase price for the Property shall be Thirty-Seven Million and No/100ths Dollars ($37,000,000.00 USD) (the "Purchase Price").  The Purchase Price shall be paid by Buyer to Seller at Closing in cash, certified funds, or by wire transfer of federal or other immediately available funds, subject to adjustments and prorations as set forth in this Agreement.   The Purchase Price is in U.S. Dollars.

6.

Closing.  The closing of the purchase and sale of the Property (the " Closing") shall be held at the office of the Title Company, or at such other location or in such other manner as the parties may otherwise agree, on December 19, 2011 (the “Closing Date”).  The parties recognize that, given the short period of time between the Effective Date and the Closing Date, unforeseen circumstances or events may occur beyond the reasonable control of either party that might cause a delay in the Closing Date.  In connection therewith, each party shall have the right to postpone the Closing Date as may be necessary to accommodate such unforeseen circumstances or events, provided that in no event shall the Closing Date occur later than December 31, 2011.

7.

Title Commitment; Phase I Environmental Report.

(a)

Buyer acknowledges that it has been provided a form of commitment for title insurance issued by the Title Company on the current ALTA Form as part of the information disclosed in the bid process prior to the execution of this Agreement (the “Title Commitment”) together with copies of all exception documents listed on Schedule B-2 of such Title Commitment.  The Title Company will revise the Title Commitment so that it represents a commitment to issue to the Buyer an owner’s title insurance policy insuring good and marketable title to the Property and Buyer’s interest in the Property in an insured amount equal to the Purchase Price upon the Closing (the “Title Policy”).  Issuance of a Title Policy covering the Property in the amount of the Purchase Price shall be a condition precedent to Buyer’s obligation to close on the purchase and sale of the Property.  Seller shall pay for gap coverage for the Title Policy, but Buyer shall pay for any additional endorsements it may wish to obtain with respect to the Title Policy.  Buyer confirms that Buyer has reviewed the Title Commitment and related documents provided to Buyer prior to the execution of this Agreement, and Buyer accepts the condition of title to the Property as reflected in the Title Commitment. Buyer shall have the right to obtain an update to the Title Commitment through the Closing Date or any earlier date, to object to any matter affecting title not shown in the original Title Commitment and/or any matter affecting title arising after the date of the Title Commitment and prior to the Closing Date, but only in the event any such matter would have a materially adverse effect on the use of the Property as commercial timberlands or on the ability of Buyer to grant a conservation easement to a third-party holder under the Federal Forest Legacy Program or similar state or privately funded conservation initiatives (any such matter being a “Title Defect”). Notwithstanding the foregoing, if any such matter consists of a mortgage, lien, or similar voluntary encumbrance granted by Seller or its Affiliates and which can be cured through the payment of money, or a lease, license, or other encumbrance that can be cured by unilateral termination thereof which is afforded as a right thereunder to Seller, and such cure can be achieved prior to the Closing Date through commercially reasonable efforts by Seller, then such matter shall be cured through said payment of money or unilateral termination and shall not be considered a Title Defect.  A failure by Seller to so cure any such Title Defect prior to the Closing Date shall not constitute a breach of this Agreement.

(b)

Buyer acknowledges that it has been provided a Phase One Environmental Assessment dated October 28, 2011 and prepared for Seller by UPEA Engineers & Architects, Inc. as part of the information disclosed in the bid process prior to the execution of this Agreement (the “Phase One Report”).   Buyer confirms that Buyer has reviewed the Phase One Report and related documents provided to Buyer prior to the execution of this Agreement, and Buyer accepts the condition of the Property as reflected in the Phase One Report. Buyer reserves the right to obtain an updated or revised environmental assessment of the Property and to object to any Recognized Environmental Condition not identified in the Phase One Report and/or any Recognized Environmental Condition arising after the date of the Phase One Report and prior to the Closing Date (any such Recognized Environmental Condition being an “Environmental Defect”).  For purposes of this Agreement, the term “Recognized Environmental Condition” shall have the meaning set forth in Section 2.1 of the Phase One Report.

(c)

In the event Buyer identifies a Title Defect and/or an Environmental Defect on the Property which has not been cured by Seller prior to the Closing Date, Buyer shall have the right, in its sole discretion, to elect (i) to purchase the Property subject to the Title

Defect and/or Environmental Defect without reduction in the Purchase Price, or (ii) delete the portion or portions of the Property subject to such Title Defect and/or Environmental Defect (each such portion of the Property being a “Deleted Parcel”) from the real property conveyed by Seller to Buyer at Closing.  In the event of any such carve-outs of any Deleted Parcel(s), the Purchase Price shall be reduced by an amount equal to $500.00 times the aggregate number of acres of all Deleted Parcels, and Seller shall reserve or Buyer shall grant such rights for ingress, egress and utilities as may be reasonably required over a portion of the Property to access such Deleted Parcel(s), or over such Deleted Parcel(s) to access the remaining Property, as the case may be, subject to Seller’s and Buyer’s mutual reasonable consent.

(d)

In the event the aggregate acreage of all Deleted Parcels exceeds 20,000 acres, Buyer shall have the right to terminate this Agreement (at Buyer’s option) and receive a refund of the Deposit, whereupon neither party shall have any further rights, liabilities or obligations under this Agreement, except for those rights, liabilities or obligations that expressly survive the termination hereof.

(e)

In the event the aggregate acreage of all Deleted Parcels exceeds 2,500 acres, Seller shall have the right to terminate this Agreement (at Seller’s option) and Buyer shall receive a refund of the Deposit, whereupon neither party shall have any further rights, liabilities or obligations under this Agreement, except for those rights, liabilities or obligations that expressly survive the termination hereof.

(f)

Notwithstanding the foregoing, Seller shall have until the Closing Date to attempt to cure any Title Defect or Environmental Defect to the reasonable satisfaction of Buyer.  If Seller is able to effectuate such cure prior to the Closing Date, then the applicable title or environmental matter shall no longer be considered a Title Defect or Environmental Defect, as the case may be.

8.

Right of Entry onto the Property.  Buyer, by itself or through its employees, contractors, agents and designees, shall have the right to enter upon the Property at reasonable times for appraising, surveying, inspecting the Property, and for other reasonable purposes related to Buyer’s acquisition of the Property.  Buyer agrees to indemnify and hold Seller harmless from and against any and all claims, liens, damages, losses, and causes of action to the extent arising from the acts of Buyer, and/or its employees, contractors, agents and designees, in exercising its or their rights of entry onto the Property as described herein.  Notwithstanding the foregoing, Buyer’s indemnification under this Section 8 shall not apply to the extent any such claims arise out of the negligence of willful misconduct of Seller, its Affiliates, or its or their employees, contractors, agents and invitees.

9.

Seller’s Condition Report.  For the convenience of the Buyer and not as a requirement of applicable law, Seller has provided, and Buyer hereby acknowledges that it has received and reviewed, the completed form of Seller’s Real Estate Condition Report with respect to the Property as attached hereto as Exhibit C.  The matters disclosed in said Seller’s Real Estate Condition Report shall not form a basis for breach of this Agreement by Seller and are hereby deemed disclosed to Buyer.

10.

Seller’s Representations and Warranties.  To induce Buyer to enter into this Agreement, Seller makes the following representations and warranties as of the date of this Agreement for the benefit of Buyer and its successors and assigns.

(a)

Title to the Property.  Subject to the matters reflected in the Title Commitment, Seller is the record owner of the fee simple interest in the Property to be conveyed hereunder.  Upon the Closing Date, Buyer will receive good, marketable and insurable title (as defined in Section 13 below) to the Property.  To Seller’s Knowledge, other than as reflected in the Title Commitment, in Seller’s Real Estate Condition Report, or with respect to any Assumed Contracts, no third party has any rights to, over, or in the Property or any portion thereof, and no public road providing access to any portion of the Property has been discontinued, abandoned or forfeited.   Seller has received no notice (whether written or oral) of any third party claims to or against title to the Property.

(b)

Title to Equipment and Records.  Seller is the owner of the Equipment and Records to be conveyed hereunder.  Upon the Closing Date, Buyer will receive title to such Equipment and Records free and clear of encumbrances.

(c)

Organization.  Seller is a limited liability company duly organized and validly existing under the laws of the State of Wisconsin and has the power to enter into this Agreement and to carry out the transactions contemplated herein in accordance with the terms hereof.

(d)

Authorization. Seller has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated herein in accordance with the terms hereof.  The execution and delivery of this Agreement by Seller and the due consummation of the transactions contemplated herein have been duly and validly authorized by all necessary action on the part of Seller, and this Agreement constitutes a valid and legally binding agreement of Seller.

(e)

Conflicts.  Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated herein constitute a violation of Seller’s articles of organization, operating agreement, or other organizational documentation or agreements or result in the breach of any other agreement or instrument to which Seller is a party or by which it or the Property may be bound or affected.  Except for consents, approvals, or authorizations which will have been obtained or actions which will have been taken on or prior to the Closing Date, no consent, approval, authorization or action by any governmental authority or any person or entity having legal rights against or jurisdiction over Seller is required in connection with the execution and delivery by Seller of this Agreement or for consummation by Seller of the transactions contemplated herein.

(f)

Legal Proceedings.  There are no actions, suits, proceedings or investigations pending or, to Seller's Knowledge (as defined below) threatened, against or affecting the Property, or arising out of Seller's conduct on the Property.

(g)

Compliance with Laws.  Seller is not in violation of any laws, orders, and regulations of each governmental department, commission, board, or agency having jurisdiction over the Property in those cases where noncompliance would have a material adverse effect on ownership, use or marketability of the Property, or would impose any liability on Buyer following the transfer of title to the Property to Buyer.

(h)

Environmental Condition of the Property.

(1)

Except as disclosed in the Seller’s Real Estate Condition Report set forth in Exhibit C attached hereto, to the Seller’s Knowledge, the Property is not in violation of any applicable federal, state or local law, ordinance or regulation relating to environmental conditions on, under or about the Property, including, but not limited to, those laws pertaining to soil and groundwater conditions.

(2)

To the Seller’s Knowledge, there are no underground storage tanks currently situated under the Property.

(3)

Seller has not, nor to the Seller's Knowledge has any third party (except as disclosed in the Seller’s Real Estate Condition Report set forth in Exhibit C attached hereto), used, generated, manufactured, refined, produced, processed, stored or disposed of on, or under the Property or transported to or from the Property any Hazardous Materials (except in de minimis amounts which are not in violation of any applicable environmental law, regulation or legal requirement).

(4)

To Seller’s Knowledge there are no activity centers, occurrences, or mapped, known, or identified habitats of any endangered or threatened species on the Property except as identified in the Wisconsin Karner Blue Butterfly Habitat Conservation Plan, Habitat and Species Conservation Agreement between the State of Wisconsin Department of Natural Resources and Wausau Paper Specialty Products, LLC, executed October 20, 2009.

(i)

Definitions.

(1)

For the purposes of this Agreement, "Hazardous Materials" means any flammable explosives, radioactive materials, asbestos, petroleum, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances", "hazardous material" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., or any other federal, state or local statute, law, ordinance, code, rule, regulation, order, decree or other requirement of governmental authority regulating, relating to or imposing liability or standard of conduct concerning any hazardous, toxic or dangerous substance or material, as now or at any time hereafter in effect, and in the regulations adopted, published and/or promulgated pursuant to said laws.

(2)

For purposes of this Agreement, “Seller’s Knowledge” shall mean the actual knowledge of the Seller, its managers or members (or the officers or directors of any such mangers or members), without the requirement of independent inquiry or investigation.

11.

Buyer’s Representations and Warranties.  To induce Seller to enter into this Agreement, Buyer makes the following representations and warranties as of the date of this Agreement for the benefit of Seller and its successors and assigns.

(a)

Organization.  Buyer is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has the corporate power to enter into this Agreement and to carry out the transactions contemplated herein in accordance with the terms hereof.

(b)

Authorization.  Buyer has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated herein in accordance with the terms hereof.  The execution and delivery of this Agreement by Buyer and the due consummation of the transactions contemplated herein have been duly and validly authorized by all necessary action on the part of Buyer, and this Agreement constitutes a valid and legally binding agreement of Buyer.

(c)

Conflicts.  Neither the execution and delivery of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated herein constitute a violation of Seller’s articles of incorporation, bylaws, or other organizational documentation or agreements or result in the breach of any other agreement or instrument to which Buyer is a party.  Except for consents, approvals, or authorizations which will have been obtained or actions which will have been taken on or prior to the Closing Date, no consent, approval, authorization or action by any governmental authority or any person or entity having legal rights against or jurisdiction over Buyer is required in connection with the execution and delivery by Buyer of this Agreement or for consummation by Buyer of the transactions contemplated herein.

12.

Disclaimer of Warranties.  EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, EACH PARTY HERETO RESPECTIVELY FOR ITSELF HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, ASSUMED CONTRACTS, RECORDS, EQUIPMENT, OR THIS TRANSACTION, INCLUDING, BUT NOT LIMITED TO,  WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, WARRANTIES OF HABITABILITY, ANY WARRANTIES AS TO THE CONDITION OF THE PROPERTY,  AS TO THE STABILITY OF THE SOILS OR ITS SUITABILITY FOR DEVELOPMENT, AS TO LEGAL ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, AS TO THE NUMBER OF ACRES COMPRISING THE PROPERTY, AS TO ENCROACHMENTS OR BOUNDARY QUESTIONS OR DISPUTES, AS TO ZONING, AS TO VOLUME, CONDITION OR QUALITY OF TIMBER, OR OTHERWISE .  BUYER ACKNOWLEDGES AND AGREES THAT, APART FROM THE REPRESENTATIONS AND WARRANTIES EXPRESSLY STATED IN THIS AGREEMENT OR CONTAINED IN THE DEED FROM SELLER TO BUYER, BUYER IS ACQUIRING AND ACCEPTING THE PROPERTY, ASSUMED CONTRACTS, RECORDS, AND EQUIPMENT “AS-IS”, “WHERE IS” AND “WITH ALL FAULTS” AND IN THEIR PRESENT CONDITION.  THIS DISCLAIMER IS INTENDED TO SURVIVE CLOSING AND SHALL NOT BE DEEMED MERGED INTO ANY DEED, BILL OF SALE, OR OTHER CONVEYANCE INSTRUMENT.

13.

Title.  At Closing, Seller shall execute and deliver to Buyer or its assigns a general warranty deed conveying good and marketable and insurable title to the Property, which shall mean fee title to the Property in the condition required by this Agreement, free and clear of all liens, encumbrances and other exceptions, and such other easements, restrictions, claims for timber rights, and other exceptions as are of record and disclosed in the Title Commitment or any survey hereunder.  At Closing, Seller shall execute and deliver to Buyer or its assigns a bill of sale necessary to transfer all right, title and interest in and to the Records and Equipment to Buyer, free and clear of all liens, encumbrances and other exceptions.  At Closing, Seller and Buyer shall execute an assignment and assumption of contracts in a form acceptable to both parties so that Seller will assign and Buyer will assume all rights and obligations under the Assumed Contracts arising from and after the Closing Date.  Seller shall also execute and deliver to Buyer all usual and customary documents and agreements required by the Title Company and/or reasonably requested by Buyer’s counsel for closing the transaction, including documents evidencing the authority of Seller to consummate the transactions set forth in this Agreement. At any time prior to Closing, Buyer shall have the right to inspect the Property to determine that there has been no significant change in the condition of the Property since the Effective Date, except for changes approved by Buyer.

14.

Taxes.  Prior to Closing, Seller shall pay all general property taxes that are due upon or with respect to the Property for years prior to the year of Closing.  Seller shall also pay any severance taxes that are or will become due on timber that was harvested from the Property prior to Closing.  At Closing, real property taxes for the Property shall be prorated as of the date of Closing utilizing the customary tax cycle(s) in the taxing district in which the Property is situated, based on the most recent ascertainable tax bill.  At or prior to Closing, the Seller shall pay all special assessments, if any assessed against the Property, for work actually commenced or levied prior to the date of this Agreement.  The Buyer shall be responsible for any special assessment levied against the Property for work commenced or levied after the date of this Agreement.

15.

Timber Harvesting; Cut Timber.  From and after December 15, 2011, Seller shall not and shall not permit the harvesting, cutting or removal of any timber on or from the Property, except for harvesting, cutting, or removal of timber in accordance with contracts listed on Exhibit B attached hereto.  Any cut timber on landing as of the Closing Date shall remain the property of Seller, provided that such cut timber is removed from the Property within thirty (30) days after the Closing Date.  Any cut timber not removed from the Property after said date shall become the property of Buyer.

16.

Fiber Supply Agreement.  At Closing and as a condition to the parties’ obligations to close, Buyer (or an Affiliate of Buyer, which Affiliate may be an entity separate from the entity taking title to the Property) and Seller shall execute a form of Wood Fiber Supply Agreement in a form to be agreed upon by the parties (the “Supply Agreement”).  The terms of the Supply Agreement shall bind the parties upon its execution and thereafter shall be interpreted and enforced separately from this Agreement.

17.

Rail Spur License.  At Closing and as a condition to the parties’ obligations to close, Buyer (or an Affiliate of Buyer, which Affiliate may be an entity separate from the entity taking title to the Property) and Seller shall execute a form of License Agreement in a form substantially similar to the form set forth in Exhibit D attached hereto and incorporated herein by reference (the “Rail Spur License”). The terms of the Rail Spur License shall bind the parties upon its execution and thereafter shall be interpreted and enforced separately from this Agreement.

18.

Assumed Contracts and Prepaid Obligations.  The Assumed Contracts set forth on Exhibit B attached hereto shall be assigned by Seller and assumed by Buyer pursuant to an assignment and assumption of contracts in a form acceptable to the parties at Closing.  Additionally, certain obligations of Seller were paid by Seller with respect to the Property under the Assumed Contracts as part of ongoing reforestation and management work undertaken by the Seller with respect to the Property and these prepaid obligations pertain to advances on seedlings or work to be provided after Closing (the “Prepaid Obligations).  The Prepaid Obligations shall be credited by Buyer to Seller at Closing as described in Exhibit B attached hereto.

19.

Closing Costs.  Property transfer fees and title fees for the issuance of the Title Policy (including the premium for the Title Policy) shall be paid by Seller as described above.  All recording charges shall be paid by Buyer.  Any closing fees or escrow fees paid to the Title Company shall be equally divided between the Seller and the Buyer.  All other Closing costs shall be borne by the parties in accordance with local custom, unless expressly provided otherwise herein.

20.

Maintenance of Property.  Seller shall not mortgage, lease, encumber or otherwise dispose of the Property or any part thereof, prior to Closing or the termination of this Agreement without first having obtained the prior written consent of Buyer.  Seller shall not cause or permit any action to be done which causes any material alteration to the Property until Closing (other than any tests, inspections or other work performed by Buyer hereunder for which Seller shall have no responsibility), and that Seller shall neither use nor consent to any use of the Property for any purpose or in any manner that is inconsistent with Buyer’s acquisition (other than any tests, inspections or other work performed by Buyer hereunder for which Seller shall have no responsibility).  This covenant expressly allows, however, for the continuation of any timber cutting on the Property by or on behalf of Seller to the extent required pursuant to the Assumed Contracts  in the ordinary course of business and in a manner not materially inconsistent with historical practices for the Seller upon the Property.

21.

Further Transactions.  From and after the Effective Date, Seller shall not, and shall not allow any other person or party to (a) sell, encumber, restrict, convey, assign or lease the Property or any portion thereof or interest therein (including any mineral rights or interests) to any person or party other than Purchaser, or (b) agree to do any of the foregoing or enter into any other contracts of any kind or nature with respect to or affecting the Property, without the express prior written consent of Buyer, except for terminations of such agreements as specifically contemplated herein,  Seller shall not amend, modify, exercise any remedy (including without limitation, any remedy of eviction, dispossession, levy or execution) under any timber sale contract, cutting contract, hunting licenses, or other contracts or agreements affecting the Property, and Seller shall not exercise any renewal, extension, expansion rights, or modify in any way, any such contract, license or agreement after the Effective Date.

22.

Condemnation; Risk of Loss.  Risk of loss or damage to the Property by condemnation, eminent domain or similar proceedings (or deed in lieu thereof) (a “Condemnation”), or by fire, wind storm, ice storm, earthquake, flood or any other casualty (a “Casualty”) prior to the Closing Date for any portion of the Property will be on Seller.  If, prior to Closing, a material portion of the Property has been taken or is threatened to be taken by any Condemnation or is damaged or destroyed by any Casualty, Buyer may, at its option and in its sole discretion, elect to terminate this Agreement and receive a refund of the Deposit, or consummate the transaction and receive an assignment of all proceeds of insurance or condemnation awards attributable to such Condemnation or Casualty, less reimbursement to Seller of the reasonable costs it incurred in procuring such proceeds or awards.  For purposes of this Section 22 only, “material” means a reduction in the value of the Property by at least two percent (2%).

23.

Remedies Upon Default.  The following provisions shall apply with respect to the parties remedies hereunder.

(a)

Buyer’s Default.  In the event that: (1) all of the conditions to this Agreement for the benefit of Buyer shall have been satisfied or waived by Buyer; and (2) Seller has or is willing to fully perform all of its obligations under this Agreement, but Buyer is unable or unwilling to perform its obligations under this Agreement, then Seller may retain the entire amount of the Deposit as liquidated damages under this Agreement and terminate this Agreement and be released from the obligations of Seller hereunder, upon notice to Buyer and, upon such termination Buyer shall have no further liability to Seller. Buyer and Seller hereby acknowledge and agree that Seller's damages would be difficult or impossible to determine and that the amount of the Deposit is the parties’ best and most accurate estimate of the damages Seller would suffer in the event the transaction provided for in this Agreement fails to close, and is reasonable under the circumstances existing as of the date of this Agreement.  This Section 23(a) shall constitute the sole and exclusive remedies of Seller for Buyer’s default under this Agreement, except as for the indemnification noted in Section 8 above.

(b)

Seller’s Default.  In the event that:  (1) all of the conditions to this Agreement for the benefit of Seller shall have been satisfied or waived by Buyer; and (2) Buyer has or is willing to fully perform all of its obligations under this Agreement, but Seller is unable or unwilling to perform its obligations under this Agreement, Buyer shall have any and all remedies available to it at law and/or in equity, including the right to proceed against Seller for specific performance of this Agreement, subject to the provisions of Section 37 below.

24.

Notices.  All notices required or permitted hereunder shall be sent via (a)  nationally recognized overnight courier service, (b) by certified mail – return receipt requested, or (c) sent by facsimile machine with confirmation of delivery of such transmission, when directed as follows:

If to Seller:

Wausau Paper Mills, LLC

100 Main Street

Mosinee, WI 54455

Attention:  Robin L. Kudick

Phone:  (715) 692-3271

Fax:  (715) 692-3290

With a copy to

Steven P. Lipowski, Esq.

Ruder Ware, L.L.S.C.

500 First Street, Suite 8000

P.O. Box 8050

Wausau, WI 54402-8050

Phone: (715) 845-4336

Fax:  (715) 845-2718

If to Buyer:

LFF III Timber Holding LLC

c/o The Lyme Timber Company

23 South Main Street, 3rd Floor

Hanover, New Hampshire 03755

With Copy To:

Jeffrey T. Selser

Verrill Dana, LLP

One Portland Square

Portland, Maine 04101

Any party may change their address or contact information by sending a notice to the other parties hereunder.

25.

Broker's Commission.  Buyer acknowledges that Seller has entered into a contractual relationship with LandVest as Seller’s advisor and/or broker representative, and that LandVest shall net a payment as a result of the transactions contemplated by this Agreement.  Seller shall indemnify, defend and hold harmless Buyer against claims of LandVest as to its rights to payment or commission as a result of the transactions contemplated by this Agreement.  Seller represents to Buyer that it has no brokerage or other relationship with any party other than LandVest which will require a commission or similar payment be made as a result of the transactions contemplated by this Agreement, and Seller shall indemnify, defend and hold harmless Buyer against claims of any third party claiming rights to a commission or similar payment to be made as a result of the transactions contemplated by this Agreement.  Buyer represents to Seller that it has no brokerage or other relationship which will require a commission or similar payment be made as a result of the transactions contemplated by this Agreement, and Buyer shall indemnify, defend and hold harmless Seller against claims of any third party claiming rights to a commission or similar payment to be made as a result of the transactions contemplated by this Agreement.

26.

Certificate.  At or prior to Closing, Seller shall furnish to Buyer a duly executed Affidavit of Non-Foreign Status (the “Affidavit”) in substantially the form attached to this Agreement as Exhibit E.  Seller hereby declares and represents to Buyer that Seller is not a "foreign person" for purposes of withholding of federal tax as described in such Affidavit.

27.

Assigns.  Neither party may assign its rights in or under this Agreement to any other party without the prior written consent of the other party hereto, provided, however, that Buyer may assign this Agreement to one or more Affiliates of Buyer without the consent of Seller, in which event Seller shall transfer the Property (or the applicable portion thereof) to such Affiliate(s).

28.

Relationship.  The parties to this Agreement execute the same solely as a seller and a buyer.  No partnership, joint venture or joint undertaking shall be construed from these presents, and except as herein specifically provided, neither party shall have the right to make any representation for, act on behalf of, or be liable for the debts of the other.  All terms, covenants and conditions to be observed and performed by either of the parties hereto shall be joint and several if entered into by more than one person on behalf of such party, and a default by any one or more of such persons shall be deemed a default on the part of the party with whom said person or persons are identified.  No third party is intended to be benefited by this Agreement.  Any married person executing this Agreement hereby pledges his or her separate property and such person’s and his or her spouse’s marital communities in satisfaction hereof.

29.

Binding Effect.  The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of Buyer, Seller, and their respective successors and assigns.

30.

Exhibits.  The exhibits attached hereto constitute an integral part of this Agreement and are hereby incorporated herein.

31.

Counterparts.  This Agreement may be executed in counterparts, all of which shall constitute one agreement which shall be binding on all of the parties, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

32.

Severability/Rules of Construction.  If any provision of this Agreement shall be held invalid, the other provisions hereof shall not be affected thereby and shall remain in full force and effect.  Each party has fully considered, negotiated and participated in the drafting of this Agreement.  Accordingly, if any ambiguity or question of intent or interpretation arises with respect to this Agreement, then no presumption or burden of proof shall arise either favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

33.

Entire Agreement.  This Agreement represents the entire agreement of the parties and may not be amended except by a writing signed by each party thereto.

34.

Further Assurances.  Each party shall execute and deliver any instruments reasonably required to convey the Property to Buyer and to vest in each party all rights, interests and benefits intended to be conferred by this Agreement.

35.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to conflicts of laws principles.

36.

Mutual Indemnity for Representations and Warranties.

(a)

Subject to the provisions of Section 37 below, Seller agrees to indemnify, defend, and hold harmless Buyer from and against any and all losses, damages, expenses, claims, and liabilities of any kind arising from the breach of any warranty or representation expressly made by Seller under this Agreement (except to the extent caused by the negligence or willful misconduct of the Buyer, its employees, agents, contractors, or others for which Buyer is legally responsible).  This agreement to indemnify, defend and hold harmless shall survive for a period of eighteen (18) months after the Closing.

(b)

Subject to the provisions of Section 37 below, Buyer agrees to indemnify, defend, and hold harmless Seller from and against any and all losses, damages, expenses, claims, and liabilities of any kind arising from the breach of any warranty or representation expressly made by Buyer under this Agreement (except to the extent caused by the negligence or willful misconduct of the Seller, its employees, agents, contractors, or others for which Seller is legally responsible).  This agreement to indemnify, defend and hold harmless shall survive for a period of eighteen (18) months after the Closing.

37.

Liability.  Notwithstanding any other provision hereof to the contrary, neither Seller or Buyer (including, without limitation, their respective shareholders, directors, officers, members, managers, employees, agents, representatives, Affiliates and subcontractors) shall be liable for any special, consequential, punitive, incidental or indirect damages, loss of profits or revenues, cost of funds, opportunity costs, downtime costs, or claims of customers whether arising as a result of contract, tort (including negligence and strict liability), warranty or otherwise, and neither party shall make a claim against the other for any such damages, losses, or costs.  Seller’s liability under this Agreement shall not in any event or based upon any theory, claim, cause of action, strict liability, or otherwise, exceed the Purchase Price hereunder.

38.

Venue.  ANY DISPUTE OR PROCEEDING ARISING UNDER OR OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF WISCONSIN.  THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THESE COURTS.

(The remainder of this page is intentionally blank.  Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have made this Agreement effective as of the Effective Date.

SELLER:

WAUSAU PAPER MILLS, LLC

By:

/s/ HENRY C. NEWELL

Henry C. Newell

Executive Vice President and Chief Operating Officer

BUYER:

LFF III Timber Holding LLC

By: LFF III GP LLC, Its Manager

By: LTC Management LLC, its Manager

By:

James W. Hourdequin

Managing Member

STATE OF

Wisconsin

)

) ss.

COUNTY OF

Marathon

)

Personally came before me this  1st  day of

December

, 2011, Henry C. Newell to me known to be the person who executed the foregoing instrument as Executive Vice President and Chief Operating Officer for Wausau Paper Mills, LLC and acknowledged that he executed the foregoing instrument.

/s/ DIANE L. KLING

, Notary Public

Marathon

 County, Wisconsin

My Commission

July 19, 2015

STATE OF

)

) ss.

COUNTY OF

)

Personally came before me this

 day of

, 2011,

    , to me known to be the person who executed the foregoing instrument as       of        and acknowledged that he executed the foregoing instrument.

, Notary Public

 County,

My Commission

IN WITNESS WHEREOF, the parties hereto have made this Agreement effective as of the Effective Date.

SELLER:

WAUSAU PAPER MILLS, LLC

By:

Henry C. Newell

Executive Vice President and Chief Operating Officer

BUYER:

LFF III Timber Holding LLC

By: LFF III GP LLC, Its Manager

By: LTC Management LLC, its Manager

By:

/s/ JAMES W. HOURDEQUIN

James W. Hourdequin

Managing Member

STATE OF

)

) ss.

COUNTY OF

)

Personally came before me this

 day of

, 2011, Henry C. Newell to me known to be the person who executed the foregoing instrument as Executive Vice President and Chief Operating Officer for Wausau Paper Mills, LLC and acknowledged that he executed the foregoing instrument.

, Notary Public

 County,

My Commission

STATE OF

)

) ss.

COUNTY OF

)

Personally came before me this  13th  day of

December

, 2011, James W. Hourdequin, to me known to be the person who executed the foregoing instrument as

Managing Member of LTC Management LLC and acknowledged that he executed the foregoing instrument.

/s/ FAITH K. PUSHEE

Faith K. Pushee

, Notary Public

Grafton

 County, New Hampshire

My Commission expires 10/6/15

EXHIBIT A

DESCRIPTION OF THE TIMBERLANDS

See attached.

St. Croix Parcel List

BAYFIELD COUNTY

1.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section five (5), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1542          Legacy PIN:  004107101000

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

     Tax ID:  1548          Legacy PIN:  004107108000

     The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼), all in Section five (5), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1544          Legacy PIN:  004107103000

     The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section five (5), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1549          Legacy PIN:  004107109000

2.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼); and

     Tax ID:  1568          Legacy PIN:  004107304000

     The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼), all in Section six (6), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1567          Legacy PIN:  004107303000

     The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section six (6), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1563          Legacy PIN:  0041072090-00

     The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section six (6), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1564          Legacy PIN:  004107210000

     The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section six (6), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1565          Legacy PIN:  004107301000

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section six (6), Township forty-

     four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1566          Legacy PIN:  004107302000

3.  The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼); and

     Tax ID:  1592          Legacy PIN:  004107504000

     The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼), all in Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1589          Legacy PIN:  004107501000

     The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1590          Legacy PIN:  004107502000

     The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); and

     Tax ID:  1597          Legacy PIN:  004107509000

     The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1591          Legacy PIN:  004107503000

     The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1593          Legacy PIN:  004107505000

     The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1594          Legacy PIN:  004107506000

     The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1608          Legacy PIN:  004107610000

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1598          Legacy PIN:  004107510000

     The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); and

     Tax ID:  1595          Legacy PIN:  004107507000

     The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼), all in Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1596          Legacy PIN:  004107508000

     The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section seven (7), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  1606          Legacy PIN:  004107608000

4.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section eight (8), Township forty-

      four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

      Tax ID:  1705          Legacy PIN:  004108508000

5.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section eighteen (18), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2133          Legacy PIN:  004112210000

     The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section eighteen (18), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2136          Legacy PIN:  004112303000

     The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section eighteen (18), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2135          Legacy PIN:  004112302000

     The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section eighteen (18), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2134          Legacy PIN:  004112301000

     The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); and

     Tax ID:  2137          Legacy PIN:  004112304000

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section eighteen (18), Township forty-four (44) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2138          Legacy PIN:  004112305000

6.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2498          Legacy PIN:  004115806000

     The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2499          Legacy PIN:  004115807000

     The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2501          Legacy PIN:  004115809000

     The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2502          Legacy PIN:  004115810000

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2503          Legacy PIN:  004115901000

     The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2504          Legacy PIN:  004115902000

     The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2505          Legacy PIN:  004115903000

     The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section five (5), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2506          Legacy PIN:  004115904000

7.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section seven (7), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2523          Legacy PIN:  004116103000

8.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section fifteen (15), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2565          Legacy PIN:  004116601000

    The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section fifteen (15), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

     Tax ID:  2566          Legacy PIN:  004116602000

9.    The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2718          Legacy PIN:  004118010000

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2721          Legacy PIN:  004118103000

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2722          Legacy PIN:  004118104000

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2723          Legacy PIN:  004118105000

       The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2712          Legacy PIN:  004118002000

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2715          Legacy PIN:  004118006000

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2716          Legacy PIN:  004118008000

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2717          Legacy PIN:  004118009000

       The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section twenty-two (22), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2719          Legacy PIN:  004118101000

10.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section twenty-eight (28), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2896          Legacy PIN:  004119802000

       The West one-half (W ½) of the Northwest quarter (NW ¼) of Section twenty-eight (28), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2897          Legacy PIN:  004119803000

                    2898                                004119804000

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section twenty-eight (28), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2903          Legacy PIN:  004119808000

11.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2955          Legacy PIN:  004120303000

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2956          Legacy PIN:  004120304000

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2957          Legacy PIN:  004120305000

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2984          Legacy PIN:  004120506000

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2985          Legacy PIN:  004120507000

       The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3008          Legacy PIN:  004120709000

       The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3009          Legacy PIN:  004120710000

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3010          Legacy PIN:  004120801000

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3011          Legacy PIN:  004120802000

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section thirty (30), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3012          Legacy PIN:  004120803000

12.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section twenty-four (24), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2785          Legacy PIN:  004118706000

13.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3013          Legacy PIN:  004120805000

       The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3014          Legacy PIN:  004120806000

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3015          Legacy PIN:  004120807000

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3017          Legacy PIN:  004120809000

       The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin; excepting that part thereof described in Warranty Deed dated September 22, 1983 and recorded in the office of the

       Register of Deeds for Bayfield County, Wisconsin on October 20, 1983, in Volume 384 of Records on

       page 394, as Document No. 350190.

       Tax ID:  3018          Legacy PIN:  004120810000

       The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3021          Legacy PIN:  004120903000

       The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3023          Legacy PIN:  004120905000

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3024          Legacy PIN:  004120906000

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3026          Legacy PIN:  004120908000

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

      Tax ID:  3027          Legacy PIN:  004120909000

       The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3028          Legacy PIN:  004120910000

      The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3029          Legacy PIN:  004121001000

       The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3030          Legacy PIN:  004121002000

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3032          Legacy PIN:  004121004000

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3034          Legacy PIN:  004121006000

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section thirty-one (31), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3035          Legacy PIN:  004121007000

14.  The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3047          Legacy PIN:  004121109000

       The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3058          Legacy PIN:  004121208000

       The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3059          Legacy PIN:  004121209000

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3060          Legacy PIN:  004121210000

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3061          Legacy PIN:  004121301000

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3062          Legacy PIN:  004121302000

       The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3063          Legacy PIN:  004121303000

       The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3064          Legacy PIN:  004121304000

       The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3065          Legacy PIN:  004121305000

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3066          Legacy PIN:  004121306000

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3067          Legacy PIN:  004121307000

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section thirty-two (32), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3068          Legacy PIN:  004121308000

15.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section thirty-five (35), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3159          Legacy PIN:  004122004000

       The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼) of Section thirty-five (35), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3160          Legacy PIN:  004122005000

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section thirty-five (35), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3161          Legacy PIN:  004122006000

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section thirty-five (35), Township forty-five (45) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3162          Legacy PIN:  004122007000

16.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section thirty-five (35), Township forty-six (46) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin;

       excepting the South five hundred (500) feet thereof.

      Tax ID:  3297          Legacy PIN:  004123210000

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section thirty-five (35), Township forty-six (46) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3302          Legacy PIN:  004123306000

17.  Government Lot four (4), all in Section eighteen (18), Township forty-five (45) North, Range nine (9)

       West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  2581          Legacy PIN:  004116710000

18.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section twenty-nine (29), Township forty-six (46) North, Range nine (9) West, in the Town of Barnes, Bayfield County, Wisconsin.

       Tax ID:  3274          Legacy PIN:  004123004000

BURNETT COUNTY

Parcel 1:

The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section eight (8), Township thirty-eight (38) North, Range fourteen (14) West, in the Town of Dewey, Burnett County, Wisconsin.

Tax ID:  3063          Legacy ID:  008210802300

Parcel 2:

The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section twenty-three (23), Township thirty-nine (39) North, Range seventeen (17) West, in the Town of Lincoln, Burnett County, Wisconsin.

Tax ID:  10770        Legacy ID:  016342301700

The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty-three (23), Township thirty-nine (39) North, Range seventeen (17) West, in the Town of Lincoln, Burnett County, Wisconsin.

Tax ID:  10771        Legacy ID:  016342301800

Parcel 3:

The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section eight (8), Township forty (40) North, Range sixteen (16) West, in the Town of Oakland, Burnett County, Wisconsin; excepting the South sixty-six (66) feet thereof.

Tax ID:  13073        Legacy ID:  020430801900

The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section eight (8), Township forty (40) North, Range sixteen (16) West, in the Town of Oakland, Burnett County, Wisconsin; excepting the South sixty-six (66) feet thereof.

Tax ID:  13074        Legacy ID:  020430802000

Parcel 4:

The Fractional East one-half (Fr’l E ½) of the Northeast quarter (NE ¼) of Section two (2), Township forty (40) North, Range fourteen (14) West, in the Town of Scott, Burnett County, Wisconsin.

Tax ID:  17602        Legacy ID:  028410201100

The Fractional West one-half (Fr’l W ½) of the Northeast quarter (NE ¼) of Section two (2), Township forty (40) North, Range fourteen (14) West, in the Town of Scott, Burnett County, Wisconsin.

Tax ID:  17603        Legacy ID:  028410201200

Government Lot one (1) of Section two (2), Township forty (40) North, Range fourteen (14) West, in the Town of Scott, Burnett County, Wisconsin.

Tax ID:  17604        Legacy ID:  028410201300

Parcel 5:

The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section twelve (12), Township forty (40) North, Range fourteen (14) West, in the Town of Scott, Burnett County, Wisconsin.

Tax ID:  17930        Legacy ID:  028411201100

The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section twelve (12), Township forty (40) North, Range fourteen (14) West, in the Town of Scott, Burnett County, Wisconsin.

Tax ID:  17933        Legacy ID:  028411201400

Parcel 6:

The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section four (4), Township forty-one (41) North, Range fifteen (15) West, in the Town of Swiss, Burnett County, Wisconsin.

Tax ID:  21180        Legacy ID:  032520401800

Parcel 7:

The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section fourteen (14), Township forty (40) North, Range seventeen (17) West, in the Town of Union, Burnett County, Wisconsin.

Tax ID:  24755        Legacy ID:  036441403400

Parcel 8:

The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26315        Legacy ID:  038512905800

The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26316        Legacy ID:  038512906000

The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26317        Legacy ID:  038512906100

The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26318        Legacy ID:  038512906200

The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26319        Legacy ID:  038512906300

The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26321        Legacy ID:  038512906500

The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26322        Legacy ID:  038512906600

The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) Section twenty-nine (29), Township forty-one (41) North, Range fourteen (14) West, in the Town of Webb Lake, Burnett County, Wisconsin.

Tax ID:  26323        Legacy ID:  038512906700

Parcel 9:

The Fractional Northeast quarter (Fr’l NE ¼) of the Northeast quarter (NE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  930          Legacy ID:  004610101100

The Fractional Northwest quarter (Fr’l NW ¼) of the Northeast quarter (NE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID: 931          Legacy ID:  004610101200

The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  932          Legacy ID:  004610101300

The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  933          Legacy ID:  004610101400

The Fractional Northeast quarter (Fr’l NE ¼) of the Northwest quarter (NW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  934          Legacy ID:  004610101500

The Fractional Northwest quarter (Fr’l NW ¼) of the Northwest quarter (NW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  935          Legacy ID:  004610101600

The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  936          Legacy ID:  004610101700

The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  937          Legacy ID:  004610101800

The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  938          Legacy ID:  004610101900

The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  939          Legacy ID:  004610102000

The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  941          Legacy ID:  004610102200

The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  942          Legacy ID:  004610102300

The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  943          Legacy ID:  004610102400

The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section one (1), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  944          Legacy ID:  004610102500

Parcel 10:

The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section twenty-five (25), Township forty-two (42) North, Range fourteen (14) West, in the Town of Blaine, Burnett County, Wisconsin.

Tax ID:  1147        Legacy ID:  004612501200

DOUGLAS COUNTY

1.

Northeast Quarter of Northeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00049-00

     2.    Northwest Quarter of Northeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00050-00

     3.    Southwest Quarter of Northeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00051-00

     4.    Southeast Quarter of Northeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00052-00

     5.    Northeast Quarter of Northwest Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00053-00

     6.   Southeast Quarter of Northwest Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00056-00

     7.   Northeast Quarter of Southwest Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00057-00

     8.   Northwest Quarter of Southwest Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00058-00

     9.   Southwest Quarter of Southwest Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00059-00

    10.  Northeast Quarter of Southeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00061-00

     11.  Northwest Quarter of Southeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00062-00

     12.  Southeast Quarter of Southeast Quarter; Section 1, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00064-00

13.

 Southwest Quarter of Southwest Quarter, Section 4, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00101-00

14.

Northwest Quarter of Northeast Quarter; Section 5, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00110-00

15.

Southwest Quarter of Northeast Quarter; Section 5, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00111-00

16.

Southeast Quarter of Northeast Quarter; Section 5, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00112-00

17.

Northeast Quarter of Northwest Quarter; Section 5, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00113-00

18.

Southeast Quarter of Northwest Quarter; Section 5, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00116-00

19.

Northeast Quarter of Southwest Quarter; Section 5, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00117-00

20.

Southeast Quarter of Southwest Quarter; Section 5, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00120-00

21.

Northeast Quarter of Southeast Quarter; Section 5, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00121-00

22.

Northwest Quarter of Southeast Quarter; Section 5, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00122-00

23.

Southwest Quarter of Southeast Quarter; Section 5, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00123-00

24.

Southeast Quarter of Southeast Quarter; Section 5, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00124-00

25.  Northeast Quarter of Northeast Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00125-00

     26.  Northwest Quarter of Northeast Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00126-00

     27.  Northeast Quarter of Southwest Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00134-00

     28.  West one-half of Southwest Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00135-00

     29.  Southeast Quarter of Southwest Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00136-00

     30.  Southeast Quarter of Southeast Quarter; Section 6, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00140-00

31.

 Northeast Quarter of Northeast Quarter; Section 7, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00141-00

32.

Northwest Quarter of Northeast Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00142-00

33.

Southwest Quarter of Northeast Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00143-00

34.

Southeast Quarter of Northeast Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00144-00

35.

Northeast Quarter of Northwest Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00145-00

     36.  Northwest Quarter of Northwest Quarter; Section 7, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00146-00

37.

 Southeast Quarter of Northwest Quarter; Section 7, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00148-00

     38.   Southeast Quarter of Southwest Quarter; Section 7, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00152-00

     39.  Northeast Quarter of Southeast Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00153-00

40.

Southwest Quarter of Southeast Quarter; Section 7, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00155-00

41.

 Northeast Quarter of Northeast Quarter; Section 8, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00157-00

42.

Southwest Quarter of Northeast Quarter; Section 8, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00159-00

43.

Southeast Quarter of Northeast Quarter; Section 8, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00160-00

44.

Northwest Quarter of Northwest Quarter; Section 8, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00162-00

     45.  Southwest Quarter of Northwest Quarter;. Section 8, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00163-00

     46.  Southeast Quarter of Northwest Quarter; Section 8, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00164-00

     47.  Northeast Quarter of Southwest Quarter; Section 8, Township 44 North, Range 10

     West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00165-00

48.

Northwest Quarter of Southwest Quarter; Section 8, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00166-00

49.

Northeast Quarter of Southeast Quarter; Section 8, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00169-00

50.

Southeast Quarter of Southeast Quarter; Section 8, Township 44 North, Range 10

West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00172-00

     51.  Southwest Quarter of Northeast Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00175-00

     52.  Southeast Quarter of Northeast Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00176-00

     53.  Northeast Quarter of Northwest Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00177-00

     54.  Northwest Quarter of Northwest Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00178-00

     55.  Southwest Quarter of Northwest Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00179-00

     56.  Southeast Quarter of Southwest Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00184-00

     57.  Northeast Quarter of Southeast Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00185-00

     58.  Northwest Quarter of Southeast Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00186-00

     59.  Southeast Quarter of Southeast Quarter; Section 9, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00188-00

60.

 Northeast Quarter of Southwest Quarter; Section 10, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00197-00

61.

Northwest Quarter of Southwest Quarter; Section 10, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00198-00

62.

Southwest Quarter of Southwest Quarter; Section 10, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00199-00

63.

Southeast Quarter of Southwest Quarter; Section 10, Township 44 North, Range10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00200-00

64.

Southwest Quarter of Northeast Quarter; Section 11, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00210-00

65.

Southeast Quarter of Northeast Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00211-00

66.

Southeast Quarter of Northwest Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00215-00

67.

Northeast Quarter of Southwest Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00216-00

68.

Northwest Quarter of Southwest Quarter; Section 11, Township 44 North,

      Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00217-00

69.

Southwest Quarter of Southwest Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00218-00

70.

Southeast Quarter of Southwest Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00219-00

71.

Northeast Quarter of Southeast Quarter; Section 11, Township 44 North,

     Range 10 West, Town of Gordon, Douglas County Wisconsin.

     Parcel No. GO-012-00220-00

72.

Northwest Quarter of Southeast Quarter; Section 11, Township 44 North,

     Range 10 West, Town of Gordon, Douglas County Wisconsin.

     Parcel No. GO-012-00221-00

73.

Southwest Quarter of Southeast Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00222-00

     74.  Southeast Quarter of Southeast Quarter; Section 11, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00223-00

75.

 Northeast Quarter of Northeast Quarter; Section 12, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00224-00

76.  Southwest Quarter of Northeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00226-00

77.

 Southeast Quarter of Northeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00227-00

78.

Southwest Quarter of Southwest Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00234-00

79.

Southeast Quarter of Southwest Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00235-00

80.

Northeast Quarter of Southeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00236-00

81.

Northwest Quarter of Southeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00237-00

82.

Southwest Quarter of Southeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00238-00

83.

Southeast Quarter of Southeast Quarter; Section 12, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00239-00

84.

Northeast Quarter of Northeast Quarter; Section 13, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00240-00

85.

Northwest Quarter of Northeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00241-00

86.

Southwest Quarter of Northeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00242-00

87.

Southeast Quarter of Northeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00243-00

88.

Northeast Quarter of Northwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00244-00

89.

Northwest Quarter of Northwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00245-00

90.

Southwest Quarter of Northwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00246-00

     91.  Southeast Quarter of Northwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00247-00

     92.  Northeast Quarter of Southwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00248-00

93.

Northwest Quarter of Southwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00249-00

94.

Southwest Quarter of Southwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00250-00

95.

Southeast Quarter of Southwest Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00251-00

     96.  Northeast Quarter of Southeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00252-00

     97.  Northwest Quarter of Southeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00253-00

98.

Southwest Quarter of Southeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00254-00

99.

Southeast Quarter of Southeast Quarter; Section 13, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00255-00

100.

 Northeast Quarter of Northeast Quarter; Section 14, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00256-00

    101.  Northwest Quarter of Northeast Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00257-00

    102. Southeast Quarter of Southwest Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00266-00

103.

 Northeast Quarter of Southeast Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00267-00

104.

 Northwest Quarter of Southeast Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00268-00

105.

 Southwest Quarter of Southeast Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00269-00

106.

 Southeast Quarter of Southeast Quarter; Section 14, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00270-00

107.

 Northeast Quarter of Northeast Quarter; Section 15, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00271-00

108.

 Northwest Quarter of Northeast Quarter; Section 15, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00272-00

109.

 Southwest Quarter of Northeast Quarter; Section 15, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00273-00

110.

 Southeast Quarter of Northeast Quarter; Section 15, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00274-00

111.

 Northeast Quarter of Northwest Quarter; Section 15, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00275-00

112.

 Southwest Quarter of Northwest Quarter; Section 16, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00295-00

113.

 Northeast Quarter of Southwest Quarter; Section 16, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00297-00

114.

 Southwest Quarter of Southwest Quarter; Section 16, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00299-00

115.

 Southeast Quarter of Southwest Quarter; Section 16, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00300-00

116.

 Northeast Quarter of Northeast Quarter, Section 17, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00305-00

117.

 Northeast Quarter of Southwest Quarter; Section 18, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00326-00

118.

 Northwest Quarter of Southwest Quarter; Section 18, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00327-00

119.

 Southwest Quarter of Southwest Quarter; Section 18, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00328-00

120.

 Southeast Quarter of Southwest Quarter; Section 18, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00329-00

121.

 Northeast Quarter of Northeast Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00331-00

122.

 Northwest Quarter of Northeast Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00332-00

123.

 Southwest Quarter of Northeast Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

  Parcel No. GO-012-00333-00

124.

 Southeast Quarter of Northeast Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

  Parcel No. GO-012-00334-00

125.

 Northeast Quarter of Northwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00335-00

126.

 Northwest Quarter of Northwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00336-00

127.

 Southwest Quarter of Northwest Quarter; Section 19, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00337-00

128.

 Southeast Quarter of Northwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00338-00

129.

 Northeast Quarter of Southwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00339-00

130.

 Northwest Quarter of Southwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00340-00

131.

 Southwest Quarter of Southwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00341-00

132.

 Southeast Quarter of Southwest Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00342-00

133.

 Northwest Quarter of Southeast Quarter; Section 19, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00344-00

134.

 Southwest Quarter of Southeast Quarter; Section 19, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00345-00

135.

 Northeast Quarter of Northwest Quarter; Section 20, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00351-00

136.

 Southeast Quarter of Southwest Quarter; Section 20, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

  Parcel No. GO-012-00358-00

137.

 Northeast Quarter of Southeast Quarter; Section 20, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00359-00

138.

 Northwest Quarter of Southeast Quarter; Section 20, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00360-00

139.

 Southwest Quarter of Southeast Quarter; Section 20, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00361-00

140.

 Northeast Quarter of Northeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00363-00

141.

 Northwest Quarter of Northeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00364-00

142.

 Southeast Quarter of Northeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00366-00

143.

 Northeast Quarter of Southwest Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00371-00

144.

 Northwest Quarter of Southwest Quarter; Section 21, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00372-00

145.

 Southeast Quarter of Southwest Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00374-00

146.

 Northeast Quarter of Southeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00375-00

147.

 Northwest Quarter of Southeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00376-00

148.

 Southwest Quarter of Southeast Quarter; Section 21, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00377-00

149.

 Southeast Quarter of Southeast Quarter; Section 21, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00378-00

150.

 Northeast Quarter of Northeast Quarter; Section 23, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00392-00

151.

 Northwest Quarter of Northeast Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00393-00

152.

 Southwest Quarter of Northeast Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00394-00

153.

 Southeast Quarter of Northeast Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00395-00

154.

 Northeast Quarter of Northwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00396-00

155.

 Southwest Quarter of Northwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00398-00

156.

 Southeast Quarter of Northwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00399-00

157.

 Northeast Quarter of Southwest Quarter; Section 23, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00400-00

158.

 Northwest Quarter of Southwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00401-00

159.

 Southwest Quarter of Southwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-0402-00

160.

 Southeast Quarter of Southwest Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00403-00

161.

 Northeast Quarter of Southeast Quarter; Section 23, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00404-00

162.

 Northwest Quarter of Southeast Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00405-00

163.

 Southwest Quarter of Southeast Quarter; Section 23, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00406-00

164.

 Southeast Quarter of Southeast Quarter except the following described parcel:

 Commencing at a point 418 feet north of the southeast corner of said SE ¼ of SE

¼; thence north 418 feet; thence west 209 feet; thence south 418 feet; thence east

209 feet to the place of beginning; Section 23, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00407-00

165.

 Northwest Quarter of Northeast Quarter; Section 24, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00410-00

166.

 Northeast Quarter of Northwest Quarter; Section 24, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00426-00

167.

 Northwest Quarter of Northwest Quarter; Section 24, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00427-00

168.

 Southwest Quarter of Northwest Quarter; Section 24, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00428-00

169.

 Southeast Quarter of Northwest Quarter; Section 24, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00429-00

170.

 Northeast Quarter of Northeast Quarter; Section 26, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00467-00

171.

 Northwest Quarter of Northeast Quarter; Section 26, Township 44 North, Range

      10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00468-00

172.

 Northeast Quarter of Northwest Quarter; Section 26, Township 44 North, Range

      10 West, Town of Gordon, Douglas County Wisconsin.

             Parcel No. GO-012-00484-00

173.

 Northwest Quarter of Northwest Quarter; Section 26, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00485-00

174.

 Southwest Quarter of Northwest Quarter; Section 26, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00486-00

175.

 Southeast Quarter of Northwest Quarter; Section 26, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00487-00

176.

 Northeast Quarter of Northeast Quarter; Section 27, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00535-00

177.

 Northwest Quarter of Northeast Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00536-00

178.

 Southwest Quarter of Northeast Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00537-00

179.

 Southeast Quarter of Northeast Quarter; Section 27, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00538-00

180.

 Northeast Quarter of Northwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00539-00

    181.  Northwest Quarter of Northwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00540-00

182. Southwest Quarter of Northwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00541-00

183.

 Southeast Quarter of Northwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

  Parcel No. GO-012-00542-00

184.

Northeast Quarter of Southwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00543-00

185.

 Northwest Quarter of Southwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00544-00

186.

Southwest Quarter of Southwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00545-00

187.

Southeast Quarter of Southwest Quarter; Section 27, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin; excepting the following parcels:

 Beginning at the Southeast corner of the Southeast quarter of the Southwest quarter of Section 27, Township 44 North, Range 10 West, proceed north 05 degrees west 198 feet; thence south 85 degrees west a distance of 330 feet; thence south 05 degrees east for a distance of 198 feet; thence north 85 degrees east to the point of beginning.

 Beginning at the Southwest corner of the Southeast quarter of the Southwest quarter of Section 27, Township 44 North, Range 10 West, proceed north 05 degrees west 198 feet; thence north 85 degrees east 330 feet; thence south 05 degrees east for a distance of 198 feet; south 85 degrees west a distance of 330 feet to the point of beginning.

 Parcel No. GO-012-00546-00

188.

Northwest Quarter of Southeast Quarter; Section 27, Township 44 North, Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00552-00

    189.   Northeast Quarter of Northeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00555-00

    190.  Northwest Quarter of Northeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00556-00

    191.  Southwest Quarter of Northeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00557-00

    192.  Southeast Quarter of Northeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00558-00

    193.  Northeast Quarter of Northwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00559-00

    194.  Northwest Quarter of Northwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00560-00

    195.  Southwest Quarter of Northwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00561-00

196.

Southeast Quarter of Northwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00562-00

    197.  Northeast Quarter of Southwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00563-00

    198.  Northwest Quarter of Southwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00564-00

    199.  Southwest Quarter of Southwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00565-00

    200.  Southeast Quarter of Southwest Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00566-00

    201.  Northeast Quarter of Southeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00567-00

    202.  Northwest Quarter of Southeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00568-00

    203.  Southwest Quarter of Southeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00569-00

    204.  Southeast Quarter of Southeast Quarter; Section 28, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00570-00

205.

Northeast Quarter of Northwest Quarter; Section 29, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00575-00

206.

Northwest Quarter of Northwest Quarter; Section 29, Township 44 North, Range

10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00576-00

207.

Northeast Quarter of Northeast Quarter; Section 30, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00587-00

208.

Northwest Quarter of Northeast Quarter; Section 30, Township 44 North,

 Range 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00588-00

209.

That part of Government Lot 2 lying east of the north-south quarter line; Section

30, Township 44 North, Range 10 West, Town of Gordon, Douglas County

Wisconsin.

 Parcel No. GO-012-00604-00

    210.  Southwest Quarter of Southeast Quarter; Section 30, Township 44 North,

Range 10 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00610-00

211.

 Northeast Quarter of Northeast Quarter, Section 33, Township 44 North, Range

 10 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00649-00

212.

  Northwest Quarter of Northeast Quarter; Section 1, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00750-00

213.

 Southwest Quarter of Northeast Quarter; Section 1, Township 44 North, Range

        11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00751-00

214.

 Southeast Quarter of Northeast Quarter; Section 1, Township 44 North, Range 11

 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00752-00

215.

 Northeast Quarter of Southeast Quarter; Section 1, Township 44 North, Range 11

 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00762-00

216.

 Southwest Quarter of Southeast Quarter; Section 1, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00764-00

217.

 Northwest Quarter of Northeast Quarter; Section 11, Township 44 North, Range

      11 West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00825-00

218.

 Southwest Quarter of Northeast Quarter; Section 11, Township 44 North, Range

11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00826-00

219.

 Southeast Quarter of Northeast Quarter; Section 11, Township 44 North, Range

11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00827-00

220.

 Northeast Quarter of Northwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00828-00

221.

  Northwest Quarter of Northwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00829-00

222.

 Southwest Quarter of Northwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00830-00

223.

 Southeast Quarter of Northwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00831-00

224.

 Northeast Quarter of Southwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00832-00

225.

 Northwest Quarter of Southwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

  Parcel No. GO-012-00833-00

226.

 Southwest Quarter of Southwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00834-00

227.

 Southeast Quarter of Southwest Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00835-00

228.

 Northeast Quarter of Southeast Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00836-00

229.

 Northwest Quarter of Southeast Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00837-00

230.

 Southwest Quarter of Southeast Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00838-00

231.

 Southeast Quarter of Southeast Quarter; Section 11, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00839-00

232.

 Northeast Quarter of Southwest Quarter; Section 12, Township 44 North, Range

      11 West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00848-00

233.

 Northwest Quarter of Southwest Quarter; Section 12, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00849-00

234.

 Southwest Quarter of Southwest Quarter; Section 12, Township 44 North, Range

        11 West, Town of Gordon, Douglas County Wisconsin.

        Parcel No. GO-012-00850-00

    235.  Southeast Quarter of Southwest Quarter; Section 12, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00851-00

236.

 Southwest Quarter of Northeast Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00858-00

237.

 Southeast Quarter of Northeast Quarter; Section 13, Township 44 North, Range

11 West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-00859-00

238.

 Northeast Quarter of Northwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00860-00

239.

 Northwest Quarter of Northwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00861-00

240.

 Southeast Quarter of Northwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00863-00

241.

 Northeast Quarter of Southwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00864-00

242.

 Northwest Quarter of Southwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00865-00

243.

 Southwest Quarter of Southwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00866-00

244.

 Southeast Quarter of Southwest Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00867-00

    245.  Northwest Quarter of Southeast Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00869-00

246. Southwest Quarter of Southeast Quarter; Section 13, Township 44 North, Range

 11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00870-00

247.

Northwest Quarter of Northeast Quarter; Section 14, Township 44 North, Range

        11 West, Town of Gordon, Douglas County Wisconsin.

 Parcel No. GO-012-00875-00

248.

Northeast Quarter of Northwest Quarter; Section 14, Township 44 North, Range

        11 West, Town of Gordon, Douglas County Wisconsin.

        Parcel No. GO-012-00878-00

249.

Northwest Quarter of Northwest Quarter; Section 14, Township 44 North, Range

11 West, Town of Gordon, Douglas County Wisconsin.

Parcel No. GO-012-00879-00

250.

Northeast Quarter of Northeast Quarter; Section 21, Township 44 North,

       Range 11 West, Town of Gordon, Douglas County Wisconsin.

       Parcel No. GO-012-01013-00

251.  Northwest Quarter of Northeast Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01014-00

252.  Southwest Quarter of Northeast Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

        Parcel No. GO-012-01015-00

253.  Southeast Quarter of Northeast Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01016-00

254.

Northeast Quarter of Northwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

        Parcel No. GO-012-01017-00

255.

Northwest Quarter of Northwest Quarter; Section 21, Township 44 North,

          Range 11 West, Town of Gordon, Douglas County Wisconsin.

          Parcel No. GO-012-01018-00

256.  Southwest Quarter of Northwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01019-00

257.  Southeast Quarter of Northwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01020-00

258.  Northeast Quarter of Southwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01021-00

259.  Northwest Quarter of Southwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01022-00

260.  Southwest Quarter of Southwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01023-00

261.  Southeast Quarter of Southwest Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01024-00

262.  Northeast Quarter of Southeast Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01025-00

263.  Northwest Quarter of Southeast Quarter; Section 21, Township 44 North,

         Range 11 West, Town of Gordon, Douglas County Wisconsin.

   Parcel No. GO-012-01026-00

264.  Northwest Quarter of Northeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01030-00

265.  Southwest Quarter of Northeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01031-00

266.  Northeast Quarter of Northwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01033-00

267.  Northwest Quarter of Northwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01034-00

268.  Southwest Quarter of Northwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01035-00

269.  Southeast Quarter of Northwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01036-00

270.  Northeast Quarter of Southwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01037-00

271.  Northwest Quarter of Southwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01038-00

272.  Southwest Quarter of Southwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01039-00

273.  Southeast Quarter of Southwest Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01040-00

274.  Northeast Quarter of Southeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01041-00

275.  Northwest Quarter of Southeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01042-00

276.  Southwest Quarter of Southeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01043-00

277.  Southeast Quarter of Southeast Quarter; Section 22, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01044-00

278.  Southwest Quarter of Northwest Quarter; Section 23, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01055-00

279.  Northwest Quarter of Southwest Quarter; Section 23, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01058-00

280.  Southwest Quarter of Southwest Quarter; Section 23, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-01059-00

281.  Northeast Quarter of Northeast Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01062-00

282.  Northwest Quarter of Northeast Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01063-00

283.  Southeast Quarter of Northeast Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01065-00

284.  Northeast Quarter of Northwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01066-00

285.  Northwest Quarter of Northwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01067-00

286.  Southwest Quarter of Northwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-01201068-00

287.  Southeast Quarter of Northwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01069-00

288.  Northwest Quarter of Southwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

          Parcel No. GO-012-01071-00

289.  Southwest Quarter of Southwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01072-00

290.  Southeast Quarter of Southwest Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County, Wisconsin; excepting the following described parcel:

         Starting at the Southwest corner of Section 24 and continuing eastward along the line between Section 24 and Section 25 for a distance of 28 chains to a point of beginning; thence north 05 degrees west a distance of 2 chains; thence south 85 degrees east a distance of 5 chains; thence south 05 degrees east a distance of 2 chains; thence west along the line between Sections 24 and 25 to the point of beginning.

         Parcel No. GO-012-01074-00

291.  Southwest Quarter of Southeast Quarter; Section 24, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-01077-00

292.  Northeast Quarter of Northwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01125-00

293.  Northwest Quarter of Northwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01126-00

294.  Southwest Quarter of Northwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01127-00

295.  Southeast Quarter of Northwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01128-00

296.  Northeast Quarter of Southwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01128-01

297.  Northwest Quarter of Southwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01128-02

298.  Southwest Quarter of Southwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01128-03

299.  Southeast Quarter of Southwest Quarter; Section 26, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

      Parcel No. GO-012-01129-00

300.  Northeast Quarter of Northeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01145-00

301.  Northwest Quarter of Northeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01146-00

302.  Southwest Quarter of Northeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01147-00

303.  Southeast Quarter of Northeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01148-00

304.  Northeast Quarter of Northwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01149-00

305.  Northwest Quarter of Northwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01150-00

306.  Southwest Quarter of Northwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01151-00

307.  Southeast Quarter of Northwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01152-00

308.  Northeast Quarter of Southwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01153-00

309.  Northwest Quarter of Southwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01154-00

310.  Southwest Quarter of Southwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin; excepting Commencing at the

         Southwest corner of the Southwest Quarter of the Southwest Quarter of said Section

         27; running true north on the section line between Sections 27 and 28 a distance of

         208.71 feet; thence true east a distance of 834.84 feet; thence true south a distance of 208.71 feet; thence true west on the section line a distance of 834.81 feet to the point of beginning.

         Parcel No. GO-012-01156-00

311.  Southeast Quarter of Southwest Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01157-00

312.  Northeast Quarter of Southeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01158-00

313.  Northwest Quarter of Southeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01159-00

314.  Southwest Quarter of Southeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01160-00

315.  Southeast Quarter of Southeast Quarter, Section 27, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01161-00

316.  Northeast Quarter of Northeast Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01162-00

317.  Northwest Quarter of Northeast Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01163-00

318.  Southwest Quarter of Northeast Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01164-00

319.  Southeast Quarter of Northeast Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01165-00

320.  Northeast Quarter of Northwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01166-00

321.  Northwest Quarter of Northwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01167-00

322.  Southwest Quarter of Northwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01168-00

323.  Southeast Quarter of Northwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01169-00

324.  Northeast Quarter of Southwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01170-00

325.  Northwest Quarter of Southwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01171-00

326.  Southwest Quarter of Southwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01172-00

327.  Southeast Quarter of Southwest Quarter, Section 28, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01173-00

328.  Northeast Quarter of Northeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01178-00

329.  Northwest Quarter of Northeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01179-00

330.  Southwest Quarter of Northeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01180-00

331.  Southeast Quarter of Northeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01181-00

332.  Northeast Quarter of Southwest Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01205-00

333.  Northeast Quarter of Southeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01209-00

334.  Northwest Quarter of Southeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01210-00

335.  Southwest Quarter of Southeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01211-00

336.  Southeast Quarter of Southeast Quarter, Section 29, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01212-00

337.  Northeast Quarter of Southeast Quarter, Section 32, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01294-00

338.  Southwest Quarter of Southeast Quarter, Section 32, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01296-00

339.  Southeast Quarter of Southeast Quarter, Section 32, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01297-00

340.  Northeast Quarter of Northeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01298-00

341.  Southwest Quarter of Northeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01300-00

342.  Southeast Quarter of Northeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01301-00

343.  Northeast Quarter of Southwest Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01307-00

344.  Northwest Quarter of Southwest Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01308-00

345.  Southwest Quarter of Southwest Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01309-00

346.  Southeast Quarter of Southwest Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01310-00

347.  Northeast Quarter of Southeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01311-00

348.  Northwest Quarter of Southeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01312-00

349.  Southwest Quarter of Southeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01313-00

350.  Southeast Quarter of Southeast Quarter, Section 33, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01314-00

351.  Northwest Quarter of Northwest Quarter, Section 34, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01320-00

352.  Southwest Quarter of Northwest Quarter, Section 34, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01321-00

353.  Southeast Quarter of Northwest Quarter, Section 34, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01322-00

354.  Southwest Quarter, Section 34, Township 44 North, Range 11 West, Town of

         Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01323-00

355.  West half of Southeast Quarter, Section 34, Township 44 North, Range 11 West,

         Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01324-00

356.  Northeast Quarter of Northeast Quarter, Section 35, Township 44 North, Range 11

         West except that portion described as follows:  Beginning at a point 660 feet south

          84 degrees west from the northeast corner of Section 35; proceed south 84 degrees west 363 feet; thence south 6 degrees east 330 feet; thence north 84 degrees east

         363 feet; thence north 6 degrees west 330 feet to the point of beginning, Town of

         Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01326-00

357.  Northwest Quarter of Northeast Quarter, Section 35, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01327-00

358.  Southeast Quarter of Northeast Quarter, Section 35, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01329-00

359.  Northeast Quarter of Southeast Quarter, Section 35, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01335-00

360.  Southwest Quarter of Southeast Quarter, Section 35, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01337-00

361.  Southeast Quarter of Southeast Quarter, Section 35, Township 44 North, Range 11

         West, Town of Gordon, Douglas County Wisconsin.

          Parcel No. GO-012-01338-00

362.  Northwest Quarter of Northeast Quarter, Section 13, Township 44 North, Range 12

         West Except part to State of Wisconsin in Vol. 446, pg. 395 as Document no.

         595660 and in Vol. 597, pg. 823 as Document no. 676592, Town of Gordon,

         Douglas County Wisconsin.

         Parcel No. GO-012-01357-00

363.  Southwest Quarter of Northeast Quarter, Section 13, Township 44 North, Range 12

         West Except part to State of Wisconsin in Vol. 446, pg. 395 as Document no.

         595660 and in Vol. 597, pg. 823 as Document no. 676592, Town of Gordon,

         Douglas County Wisconsin.

         Parcel No. GO-012-01358-00

364.  Southwest Quarter of Southeast Quarter, Section 13, Township 44 North, Range 12

         West Except the North 165 feet of the South 198 feet of the East 264 feet of the

         West 314 feet thereof, also except parts to Douglas County in Vol. 149, pg. 449 and in Vol. 243, pg. 493, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01367-00

365.  Southeast Quarter of Southeast Quarter, Section 13, Township 44 North, Range 12

         West, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01369-00

366.  Northwest Quarter of Northeast Quarter, Section 24, Township 44 North, Range 12

         West except part deeded to Lake Superior & Southeastern Railroad Company in

         Vol. 96, pg. 210 as Document no. 153873;to Wisconsin Railway Company in Vol.

         107, pg. 348 as Document no. 176349a and to Douglas County in Vol. 243, pg. 489

         as Document no. 424667, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01473-00

367.  Southwest Quarter of Northeast Quarter, Section 24, Township 44 North, Range 12

         West except part deeded to Lake Superior & Southeastern Railroad Company in

         Vol. 96, pg. 210 as Document no. 153873;to Wisconsin Railway Company in Vol.

         107, pg. 348 as Document no. 176349a and to Douglas County in Vol. 243, pg. 489

         as Document no. 424667, Town of Gordon, Douglas County Wisconsin.

         Parcel No. GO-012-01475-00

368.  Southwest Quarter of Northwest Quarter, Section 26, Township 44 North, Range 12

         West, Town of Gordon, Douglas County Wisconsin; excepting such part of the

         Southerly portion thereof occupied by the private road shown lying adjacent to and

         Northerly of Lots 1 through 4, inclusive of that Certified Survey recorded in Vol. 2 of Certified Survey Maps, pg. 43 as map no. 259 and Vol. 2 Certified Survey

         Maps, page 90 as map no. 289 and Vol. 2 Certified Survey Maps, page 91 as map no. 290, respectively.

         Parcel No. GO-012-01500-00

369.  Northeast Quarter of Northeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00001-00

370.  Northwest Quarter of Northeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00002-00

371.  Southwest Quarter of Northeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00003-00

372.  Southeast Quarter of Northeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00004-00

373.  Northeast Quarter of Northwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00005-00

374.  Northwest Quarter of Northwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00006-00

375.  Southwest Quarter of Northwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00007-00

376.  Southeast Quarter of Northwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00008-00

377.  Northeast Quarter of Southwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00009-00

378.  Northwest Quarter of Southwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00010-00

379.  Southwest Quarter of Southwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00011-00

380.  Southeast Quarter of Southwest Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00012-00

381.  Northeast Quarter of Southeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00013-00

382.  Northwest Quarter of Southeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00014-00

383.  Southwest Quarter of Southeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00015-00

384.  Southeast Quarter of Southeast Quarter, Section 1, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00016-00

385.  Northeast Quarter of Northeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00017-00

386.  Northwest Quarter of Northeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00018-00

387.  Southwest Quarter of Northeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00019-00

388.  Southeast Quarter of Northeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00020-00

389.  Northeast Quarter of Northwest Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00021-00

390.  Northwest Quarter of Northwest Quarter, Section 2, Township 45 North, Range 10

         West except part to State of Wisconsin in Vol. 243, pg. 467 and Vol. 244, pg. 348,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00022-00

391.  Southwest Quarter of Northwest Quarter, Section 2, Township 45 North, Range 10

        West except part to State of Wisconsin in Vol. 243, pg. 467 and Vol. 244, pg. 348,

        Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00023-00

392.  Southeast Quarter of Northwest Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00025-00

393.  Northeast Quarter of Southwest Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00026-00

394.  Northwest Quarter of Southwest Quarter, Section 2, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00027-00

395.  Southwest Quarter of Southwest Quarter, Section 2, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00029-00

396.  Southeast Quarter of Southwest Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00031-00

397.  Northeast Quarter of Southeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00032-00

398.  Northwest Quarter of Southeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00033-00

399.  Southwest Quarter of Southeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00034-00

400.  Southeast Quarter of Southeast Quarter, Section 2, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00035-00

401.  Northeast Quarter of Northeast Quarter, Section 3, Township 45 North, Range 10

         West except part deeded for highway purposes except part deeded for highway purposes in 244, pg. 348 and in 792968, Town of Highland, Douglas County,

         Wisconsin.

         Parcel No. HI-016-00036-00

402.  Northwest Quarter of Northeast Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00038-00

403.  Southwest Quarter of Northeast Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00039-00

404.  Southeast Quarter of Northeast Quarter, Section 3, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00040-00

405.  Northeast Quarter of Northwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

          Parcel No. HI-016-00042-00

406.  Northwest Quarter of Northwest Quarter except four acres in square form in the northwest corner thereof, Section 3, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00044-00

407.  Southwest Quarter of Northwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00045-00

408.  Southeast Quarter of Northwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00046-00

409.  Northeast Quarter of Southwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00047-00

410.  Northwest Quarter of Southwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00048-00

411.  Southwest Quarter of Southwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

          Parcel No. HI-016-00049-00

412.  Southeast Quarter of Southwest Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00050-00

413.  Northeast Quarter of Southeast Quarter, Section 3, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00051-00

414.  Northwest Quarter of Southeast Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00053-00

415.  Southwest Quarter of Southeast Quarter, Section 3, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00054-00

416.  Southeast Quarter of Southeast Quarter, Section 3, Township 45 North, Range 10

        West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

        Parcel No. HI-016-00055-00

417.  Northeast Quarter of Northeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00057-00

418.  Northwest Quarter of Northeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00058-00

419.  Southwest Quarter of Northeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00059-00

420.  Southeast Quarter of Northeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00060-00

421.  Northeast Quarter of Northwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00061-00

422.  Northwest Quarter of Northwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00062-00

423.  Southwest Quarter of Northwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00063-00

424.  Southeast Quarter of Northwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00064-00

425.  Northeast Quarter of Southwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00065-00

426.  Northwest Quarter of Southwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00066-00

427.  Southwest Quarter of Southwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00067-00

428.  Southeast Quarter of Southwest Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00068-00

429.  Northeast Quarter of Southeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00069-00

430.  Northwest Quarter of Southeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00070-00

431.  Southwest Quarter of Southeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00071-00

432.  Southeast Quarter of Southeast Quarter, Section 4, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00072-00

433.  Northeast Quarter of Northeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00073-00

434.  Northwest Quarter of Northeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

          Parcel No. HI-016-00074-00

435.  Southwest Quarter of Northeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00075-00

436.  Southeast Quarter of Northeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00076-00

437.  Northeast Quarter of Southwest Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00082-00

438.  Southeast Quarter of Southwest Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00085-00

439.  Northeast Quarter of Southeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00086-00

440.  Northwest Quarter of Southeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00087-00

441.  Southwest Quarter of Southeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00088-00

442.  Southeast Quarter of Southeast Quarter, Section 5, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00089-00

443.  Southwest Quarter of Northeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00093-00

444.  Southeast Quarter of Northeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00094-00

445.  Northeast Quarter of Northwest Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00095-00

446.  West half of Northwest Quarter, Section 6, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00096-00

447.  Southeast Quarter of Northwest Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00097-00

448.  Northeast Quarter of Southwest Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00098-00

449.  West half of Southwest Quarter, Section 6, Township 45 North, Range 10 West,

          Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00099-00

450.  Southeast Quarter of Southwest Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00100-00

451.  Northeast Quarter of Southeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00101-00

452.  Northwest Quarter of Southeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00102-00

453.  Southwest Quarter of Southeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00103-00

454.  Southeast Quarter of Southeast Quarter, Section 6, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00104-00

455.  Northeast Quarter of Northeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00105-00

456.  Northwest Quarter of Northeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00106-00

457.  Southwest Quarter of Northeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00107-00

458.  Southeast Quarter of Northeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00108-00

459.  Northeast Quarter of Northwest Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00109-00

460.  West half of Northwest Quarter, Section 7, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00110-00

461.  Southeast Quarter of Northwest Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00111-00

462.  Northeast Quarter of Southwest Quarter, Section7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00112-00

463.  West half of Southwest Quarter, Section 7, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00113-00

464.  Southeast Quarter of Southwest Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00114-00

465.  Northeast Quarter of Southeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00115-00

466.  Northwest Quarter of Southeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00116-00

467.  Southwest Quarter of Southeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00117-00

468.  Southeast Quarter of Southeast Quarter, Section 7, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00118-00

469.  Northeast Quarter of Northeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00119-00

470.  Northwest Quarter of Northeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00120-00

471.  Southwest Quarter of Northeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00121-00

472.  Southeast Quarter of Northeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00122-00

473.  Northeast Quarter of Northwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00123-00

474.  Northwest Quarter of Northwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.  This parcel sold to

         Mosinee Timberland Company in 788941.

         Parcel No. HI-016-00124-00

475.  Southwest Quarter of Northwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00125-00

476.  Southeast Quarter of Northwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-0126-00

477.  Northeast Quarter of Southwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00127-00

478.  Northwest Quarter of Southwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00128-00

479.  Southwest Quarter of Southwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00129-00

480.  Southeast Quarter of Southwest Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00130-00

481.  Northeast Quarter of Southeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00131-00

482.  Northwest Quarter of Southeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00132-00

483.  Southwest Quarter of Southeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00133-00

484.  Southeast Quarter of Southeast Quarter, Section 8, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00134-00

485.  Northeast Quarter of Northeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00135-00

486.  Northwest Quarter of Northeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00136-00

487.  Southwest Quarter of Northeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00137-00

488.  Southeast Quarter of Northeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00138-00

489.  Northeast Quarter of Northwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00139-00

490.  Northwest Quarter of Northwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00140-00

491.  Southwest Quarter of Northwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00141-00

492.  Southeast Quarter of Northwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00142-00

493.  Northeast Quarter of Southwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00143-00

494.  Northwest Quarter of Southwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00144-00

495.  Southwest Quarter of Southwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00145-00

496.  Southeast Quarter of Southwest Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00146-00

497.  Northeast Quarter of Southeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00147-00

498.  Northwest Quarter of Southeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00148-00

499.  Southwest Quarter of Southeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00149-00

500.  Southeast Quarter of Southeast Quarter, Section 9, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00150-00

501.  Northeast Quarter of Northeast Quarter, Section 10, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00151-00

502.  Northwest Quarter of Northeast Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00153-00

503.  Southwest Quarter of Northeast Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00154-00

504.  Southeast Quarter of Northeast Quarter, Section 10, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00155-00

505.  Northeast Quarter of Northwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00157-00

506.  Northwest Quarter of Northwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00158-00

507.  Southwest Quarter of Northwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00159-00

508.  Southeast Quarter of Northwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00160-00

509.  Northeast Quarter of Southwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00161-00

510.  Northwest Quarter of Southwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00162-00

511.  Southwest Quarter of Southwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00163-00

512.  Southeast Quarter of Southwest Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00164-00

513.  Northeast Quarter of Southeast Quarter, Section 10, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00165-00

514.  Northwest Quarter of Southeast Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00166-00

515.  Southwest Quarter of Southeast Quarter, Section 10, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00167-00

516.  Southeast Quarter of Southeast Quarter, Section 10, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00168-00

517.  Northeast Quarter of Northeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00169-00

518.  Northwest Quarter of Northeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00170-00

519.  Southwest Quarter of Northeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00171-00

520.  Southeast Quarter of Northeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00172-00

521.  Northeast Quarter of Northwest Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00173-00

522.  Northwest Quarter of Northwest Quarter, Section 11, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00174-00

523.  Southwest Quarter of Northwest Quarter, Section 11, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00176-00

524.  Southeast Quarter of Northwest Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00178-00

525.  Northeast Quarter of Southwest Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00179-00

526.  Northwest Quarter of Southwest Quarter, Section 11, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00180-00

527.   Southwest Quarter of Southwest Quarter, Section 11, Township 45 North, Range

         10 West except part deeded for highway purposes in 244, pg. 348, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00182-00

528.  Southeast Quarter of Southwest Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00184-00

529.  Northeast Quarter of Southeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00185-00

530.  Northwest Quarter of Southeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00186-00

531.  Southwest Quarter of Southeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00187-00

532.  Southeast Quarter of Southeast Quarter, Section 11, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00188-00

533.  Northeast Quarter of Northeast Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00189-00

534.  Northwest Quarter of Northeast Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00190-00

535.  Southwest Quarter of Northeast Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00191-00

536.  Southeast Quarter of Northeast Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00192-00

537.  Northeast Quarter of Northwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00193-00

538.  Northwest Quarter of Northwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00194-00

539.  Southwest Quarter of Northwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00195-00

540.  Southeast Quarter of Northwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00196-00

541.  Northeast Quarter of Southwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00197-00

542.  Northwest Quarter of Southwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00198-00

543.  Southwest Quarter of Southwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00199-00

544.  Southeast Quarter of Southwest Quarter, Section 12, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00200-00

545.  Government Lot 2, Section 12, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00202-00

546.  Government Lot 3, Section 12, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00203-00

547.  Government Lot 4, Section 12, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00204-00

548.  Government Lot 1, Section 13, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00205-00

549.  Northwest Quarter of Northeast Quarter, Section 13, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00206-00

550.  Northeast Quarter of Northwest Quarter, Section 13, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00210-00

551.  Northwest Quarter of Northwest Quarter, Section 13, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00211-00

552.  Government Lot 4, Section 13, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00212-00

553.  Government Lot 3, Section 13, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00213-00

554.  Northeast Quarter of Northeast Quarter, Section 14, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00240-00

555.  Northwest Quarter of Northeast Quarter, Section 14, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00241-00

556.  Southwest Quarter of Northeast Quarter, Section 14, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00242-00

557.  Northeast Quarter of Northwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00245-00

558.  Northwest Quarter of Northwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00246-00

559.  Southwest Quarter of Northwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00248-00

560.  Southeast Quarter of Northwest Quarter, Section 14, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00250-00

561.  Northeast Quarter of Southwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in

         Parcel No. HI-016-00251-00

562.  Northwest Quarter of Southwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00252-00

563.  Southwest Quarter of Southwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00254-00

564.  Southeast Quarter of Southwest Quarter, Section 14, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00257-00

565.  Northeast Quarter of Northeast Quarter, Section 15, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00265-00

566.  Northwest Quarter of Northeast Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00267-00

567.  Southwest Quarter of Northeast Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00268-00

568.  Southeast Quarter of Northeast Quarter, Section 15, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00269-00

569.  Northeast Quarter of Northwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00271-00

570.  Northwest Quarter of Northwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00272-00

571.  Southwest Quarter of Northwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00273-00

572.  Southeast Quarter of Northwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00274-00

573.  Northeast Quarter of Southwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00275-00

574.  Northwest Quarter of Southwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00276-00

575.  Southwest Quarter of Southwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00277-00

576.  Southeast Quarter of Southwest Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00278-00

577.  Northeast Quarter of Southeast Quarter, Section 15, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00279-00

578.  Northwest Quarter of Southeast Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00281-00

579.  Southwest Quarter of Southeast Quarter, Section 15, Township 45 North, Range 10

        West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00282-00

580.  Southeast Quarter of Southeast Quarter, Section 15, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00283-00

581.  Northeast Quarter of Northeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00284-00

582.  Northwest Quarter of Northeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00285-00

583.  Southwest Quarter of Northeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00286-00

584.  Southeast Quarter of Northeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00287-00

585.  Northeast Quarter of Northwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00288-00

586.  Northwest Quarter of Northwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00289-00

587.  Southwest Quarter of Northwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00290-00

588.  Southeast Quarter of Northwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00291-00

589.  Northeast Quarter of Southwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00292-00

590.  Northwest Quarter of Southwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00293-00

591.  Southwest Quarter of Southwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00294-00

592.  Southeast Quarter of Southwest Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00295-00

593.  Northeast Quarter of Southeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00296-00

594.  Northwest Quarter of Southeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00297-00

595.  Southwest Quarter of Southeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00298-00

596.  Southeast Quarter of Southeast Quarter, Section 16, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00299-00

597.  Northeast Quarter of Northeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00300-00

598.  Northwest Quarter of Northeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00301-00

599.  Southwest Quarter of Northeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00302-00

600.  Southeast Quarter of Northeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00303-00

601.  Northeast Quarter of Northwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00304-00

602.  Northwest Quarter of Northwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00305-00

603.  Southwest Quarter of Northwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00306-00

604.  Southeast Quarter of Northwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00307-00

605.  Northeast Quarter of Southwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00308-00

606.  Northwest Quarter of Southwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00309-00

607.  Southwest Quarter of Southwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00310-00

608.  Southeast Quarter of Southwest Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00311-00

609.  Northeast Quarter of Southeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00312-00

610.  Northwest Quarter of Southeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00313-00

611.  Southwest Quarter of Southeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00314-00

612.  Southeast Quarter of Southeast Quarter, Section 17, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00315-00

613.  Northeast Quarter of Northeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00316-00

614.  Northwest Quarter of Northeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00317-00

615.  Southwest Quarter of Northeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00318-00

616.  Southeast Quarter of Northeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00319-00

617.  Northeast Quarter of Northwest Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00320-00

618.  West half of Northwest Quarter, Section 18, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00321-00

619.  Southeast Quarter of Northwest Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00322-00

620.  Northeast Quarter of Southwest Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00323-00

621.  West half of Southwest Quarter, Section 18, Township 45 North, Range 10 West,

          Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00324-00

622.  Southeast Quarter of Southwest Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00325-00

623.  Northeast Quarter of Southeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00326-00

624.  Northwest Quarter of Southeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00327-00

625.  Southwest Quarter of Southeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00328-00

626.  Southeast Quarter of Southeast Quarter, Section 18, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00329-00

627.  Northeast Quarter of Northeast Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00330-00

628.  Northwest Quarter of Northeast Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00331-00

629.  Northeast Quarter of Northwest Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00333-00

630.  West half of Northwest Quarter, Section 19, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00334-00

631.  Southeast Quarter of Northwest Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00335-00

632.  Northeast Quarter of Southwest Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00336-00

633.  West half of Southwest Quarter, Section 19, Township 45 North, Range 10 West

         except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00337-00

634.  Southeast Quarter of Southwest Quarter, Section 19, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00338-00

635.  Northeast Quarter of Southeast Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00339-00

636.  Northwest Quarter of Southeast Quarter, Section 19, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00340-00

637.  Southwest Quarter of Southeast Quarter, Section 19, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00341-00

638.  Southeast Quarter of Southeast Quarter, Section 19, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

        Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00342-00

639.  Northeast Quarter of Northeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00343-00

640.  Northwest Quarter of Northeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00344-00

641.  Southwest Quarter of Northeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00345-00

642.  Southeast Quarter of Northeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00346-00

643.  Northeast Quarter of Northwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00347-00

644.  Northwest Quarter of Northwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00348-00

645.  Southwest Quarter of Northwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00349-00

646.  Southeast Quarter of Northwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00350-00

647.  Northeast Quarter of Southwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00351-00

648.  Northwest Quarter of Southwest Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00352-00

649.  Southwest Quarter of Southwest Quarter, Section 20, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00353-00

650.  Southeast Quarter of Southwest Quarter, Section 20, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00354-00

651.  Northeast Quarter of Southeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00355-00

652.  Northwest Quarter of Southeast Quarter, Section 20, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00356-00

653.  Southwest Quarter of Southeast Quarter, Section 20, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00357-00

654.  Southeast Quarter of Southeast Quarter, Section 20, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00358-00

655.  Northeast Quarter of Northeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00359-00

656.  Northwest Quarter of Northeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00360-00

657.  Southwest Quarter of Northeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00361-00

658.  Southeast Quarter of Northeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00362-00

659.  Northeast Quarter of Northwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00363-00

660.  Northwest Quarter of Northwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00364-00

661.  Southwest Quarter of Northwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00365-00

662.  Southeast Quarter of Northwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00366-00

663.  Northeast Quarter of Southwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00367-00

664.  Northwest Quarter of Southwest Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00368-00

665.  Southwest Quarter of Southwest Quarter, Section 21, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00369-00

666.  Southeast Quarter of Southwest Quarter, Section 21, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00370-00

667.  Northeast Quarter of Southeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00371-00

668.  Northwest Quarter of Southeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00372-00

669.  Southwest Quarter of Southeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00373-00

670.  Southeast Quarter of Southeast Quarter, Section 21, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00374-00

671.  Government Lot 1, Section 22, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00375-00

672.  Northwest Quarter of Northeast Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00376-00

673.  Government Lot 2, Section 22, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00377-00

674.  Northeast Quarter of Northwest Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00378-00

675.  Northwest Quarter of Northwest Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00379-00

676.  Government Lot 5, Section 22, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00380-00

677.  Southeast Quarter of Northwest Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00381-00

678.  Government Lot 3, Section 22, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00387-00

679.  Northwest Quarter of Southeast Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00388-00

680.  Southwest Quarter of Southeast Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00389-00

681.  Southeast Quarter of Southeast Quarter, Section 22, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00390-00

682.  Part of Government Lot 2, Section 23, Township 45 North, Range 10 West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00393-00

683.  Southwest Quarter of Northeast Quarter, Section 23, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00395-00

684.  Southeast Quarter of Northeast Quarter, Section 23, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00397-00

685.  Northeast Quarter of Northwest Quarter, Section 23, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00399-00

686.  Northwest Quarter of Northwest Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00401-00

687.  Southwest Quarter of Northwest Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00402-00

688.  Southeast Quarter of Northwest Quarter, Section 23, Township 45 North, Range 10

          West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00403-00

689.  Northeast Quarter of Southwest Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00404-00

690.  Northwest Quarter of Southwest Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00405-00

691.  Southwest Quarter of Southwest Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00406-00

692.  Northeast Quarter of Southeast Quarter, Section 23, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00408-00

693.  Northwest Quarter of Southeast Quarter, Section 23, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00410-00

694.  Northeast Quarter of Northeast Quarter, Section 24, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00413-00

695.  Southeast Quarter of Northeast Quarter, Section 24, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00418-00

696.  Northeast Quarter of Southwest Quarter, Section 24, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00422-00

697.  Northwest Quarter of Southwest Quarter, Section 24, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00423-00

698.  Southwest Quarter of Southwest Quarter, Section 24, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00425-00

699.  Northeast Quarter of Southeast Quarter, Section 24, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00434-00

700.  Northwest Quarter of Southeast Quarter, Section 24, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00435-00

701.  Northwest Quarter of Northeast Quarter, Section 25, Township 45 North, Range 10

         West except part deeded for highway purposes in Vol. 244, pg. 348.

         Parcel No. HI-016-00458-00

702.  Southwest Quarter of Northeast Quarter, Section 25, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00460-00

703.  Southeast Quarter of Northeast Quarter, Section 25, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348.

         Parcel No. HI-016-00462-00

704.  Northeast Quarter of Northwest Quarter, Section 25, Township 45 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348 and in Document no.

         792968.

         Parcel No. HI-016-00464-00

705.  Northwest Quarter of Northwest Quarter, Section 25, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00466-00

706.  Southwest Quarter of Northwest Quarter, Section 25, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00467-00

707.  Southeast Quarter of Northwest Quarter, Section 25, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00468-00

708.  Northeast Quarter of Southwest Quarter, Section 25, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00469-00

709.  Northwest Quarter of Southwest Quarter, Section 25, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00470-00

710.  Northwest Quarter of Northwest Quarter, Section 26, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00483-00

711.  Northeast Quarter of Northeast Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00494-00

712.  Northwest Quarter of Northeast Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00495-00

713.  Southwest Quarter of Northeast Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00496-00

714.  Northeast Quarter of Northwest Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00498-00

715.  Government Lot 1, Section 27, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin; except part deeded for highway purposes.

         Parcel No. HI-016-00499-00

716.  Southwest Quarter of Northwest Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00500-00

717.  Southeast Quarter of Northwest Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00501-00

718.  Northwest Quarter of Southwest Quarter, Section 27, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00503-00

719.  Northeast Quarter of Northeast Quarter, Section 28, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00511-00

720.  Northwest Quarter of Northeast Quarter, Section 28, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00512-00

721.  Southwest Quarter of Northeast Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00513-00

722.  Southeast Quarter of Northeast Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00514-00

723.  Northeast Quarter of Northwest Quarter, Section 28, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00515-00

724.  Northwest Quarter of Northwest Quarter, Section 28, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00516-00

725.  Southwest Quarter of Northwest Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00517-00

726.  Southeast Quarter of Northwest Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00518-00

727.  Northeast Quarter of Southwest Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00519-00

728.  Northwest Quarter of Southwest Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00520-00

729.  Southeast Quarter of Southwest Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00525-00

730.  Northwest Quarter of Southeast Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00528-00

731.  Southwest Quarter of Southeast Quarter, Section 28, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00529-00

732.  Northeast Quarter of Northeast Quarter, Section 29, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00531-00

733.  Northwest Quarter of Northeast Quarter, Section 29, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00532-00

734.  Southwest Quarter of Northeast Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00533-00

735.  Southeast Quarter of Northeast Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00534-00

736.  Northeast Quarter of Northwest Quarter, Section 29, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00535-00

737.  Northwest Quarter of Northwest Quarter, Section 29, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00536-00

738.  Southwest Quarter of Northwest Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00537-00

739.  Southeast Quarter of Northwest Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00538-00

740.  Northeast Quarter of Southwest Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00539-00

741.  Northwest Quarter of Southwest Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00540-00

742.  Southwest Quarter of Southwest Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00541-00

743.  Northeast Quarter of Southeast Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00543-00

744.  Southeast Quarter of Southeast Quarter, Section 29, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00546-00

745.  Northeast Quarter of Northeast Quarter, Section 30, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

        Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00547-00

746.  Northwest Quarter of Northeast Quarter, Section 30, Township 45 North, Range 10

         West except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00548-00

747.  Southwest Quarter of Northeast Quarter, Section 30, Township 45 North, Range 10

          West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00549-00

748.  Southeast Quarter of Northeast Quarter, Section 30, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00550-00

749.  West half of Northwest Quarter, Section 30, Township 45 North, Range 10 West

         except part deeded for highway purposes in Document no. 795285, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00552-00

750.  West half of Southwest Quarter, Section 30, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00555-00

751.  Northeast Quarter of Southeast Quarter, Section 30, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00556-00

752.  Northwest Quarter of Southeast Quarter, Section 30, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00557-00

753.  Southwest Quarter of Southeast Quarter, Section 30, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00558-00

754.  Southeast Quarter of Southeast Quarter, Section 30, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00559-00

755.  Northwest Quarter of Northeast Quarter, Section 31, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00561-00

756.  Southwest Quarter of Northeast Quarter, Section 31, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00562-00

757.  Northeast Quarter of Northwest Quarter, Section 31, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00564-00

758.  West half of Northwest Quarter, Section 31, Township 45 North, Range 10 West,

         Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00565-00

759.  Southeast Quarter of Northwest Quarter, Section 31, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00566-00

760.  Northwest Quarter of Southeast Quarter, Section 31, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00569-00

761.  Northeast Quarter of Northeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00572-00

762.  Northwest Quarter of Northeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00573-00

763.  Southwest Quarter of Northeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00574-00

764.  Southeast Quarter of Northeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00575-00

765.  Northeast Quarter of Southwest Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00580-00

766.  Northwest Quarter of Southwest Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00581-00

767.  Southwest Quarter of Southwest Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00582-00

768.  Southeast Quarter of Southwest Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00583-00

769.  Northeast Quarter of Southeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00584-00

770.  Northwest Quarter of Southeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00585-00

771.  Southwest Quarter of Southeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00586-00

772.  Southeast Quarter of Southeast Quarter, Section 32, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00587-00

773.  Northeast Quarter of Northwest Quarter, Section 33, Township 45 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00595-00

774.  Southeast Quarter, Section 36, Township 45 North, Range 10 West, Town of

         Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00666-00

775.  Southwest Quarter of Southwest Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00795-00

776.  Southeast Quarter of Southwest Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00796-00

777.  Northeast Quarter of Southeast Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00797-00

778.  Northwest Quarter of Southeast Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00798-00

779.  Southwest Quarter of Southeast Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00799-00

780.  Southeast Quarter of Southeast Quarter, Section 13, Township 46 North, Range 10

         West, Town of Highland, Douglas County, Wisconsin.

         Parcel No. HI-016-00800-00

781.  Northeast Quarter of Northeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00908-00

782.  Northwest Quarter of Northeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00909-00

783.  Southwest Quarter of Northeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00910-00

784.  Southeast Quarter of Northeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00911-00

785.  Northeast Quarter of Northwest Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00912-00

786.  Northwest Quarter of Northwest Quarter, Section 23, Township 46 North, Range 10

         West except part to State of Wisconsin in Document no. 792968, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00913-00

787.  Southwest Quarter of Northwest Quarter, Section 23, Township 46 North, Range 10

         West except part to State of Wisconsin in Document no. 792968, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00914-00

788.  Southeast Quarter of Northwest Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00915-00

789.  Northeast Quarter of Southwest Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00916-00

790.  Northwest Quarter of Southwest Quarter, Section 23, Township 46 North, Range 10

         West except part to State of Wisconsin in Document no. 792968, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00917-00

791.  Southwest Quarter of Southwest Quarter, Section 23, Township 46 North, Range 10

         West except part to State of Wisconsin in Document no. 792968, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00918-00

792.  Southeast Quarter of Southwest Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00919-00

793.  Northeast Quarter of Southeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00920-00

794.  Northwest Quarter of Southeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00921-00

795.  Southwest Quarter of Southeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00922-00

796.  Southeast Quarter of Southeast Quarter, Section 23, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00923-00

797.  Northeast Quarter of Northeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00924-00

798.  Northwest Quarter of Northeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00925-00

799.  Southwest Quarter of Northeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00926-00

800.  Southeast Quarter of Northeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00927-00

801.  Northeast Quarter of Northwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00928-00

802.  Northwest Quarter of Northwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00929-00

803.  Southwest Quarter of Northwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00930-00

804.  Southeast Quarter of Northwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00931-00

805.  Northeast Quarter of Southwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00932-00

806.  Northwest Quarter of Southwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00933-00

807.  Southwest Quarter of Southwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00934-00

808.  Southeast Quarter of Southwest Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00935-00

809.  Northeast Quarter of Southeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00936-00

810.  Northwest Quarter of Southeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00937-00

811.  Southwest Quarter of Southeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00938-00

812.  Southeast Quarter of Southeast Quarter, Section 24, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00939-00

813.  Northeast Quarter of Northeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00940-00

814.  Northwest Quarter of Northeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00941-00

815.  Southwest Quarter of Northeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00942-00

816.  Southeast Quarter of Northeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00943-00

817.  Northeast Quarter of Northwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00944-00

818.  Northwest Quarter of Northwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00945-00

819.  Southwest Quarter of Northwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00946-00

820.  Southeast Quarter of Northwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00947-00

821.  Northeast Quarter of Southwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00948-00

822.  Northwest Quarter of Southwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00949-00

823.  Southwest Quarter of Southwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00950-00

824.  Southeast Quarter of Southwest Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00951-00

825.  Northeast Quarter of Southeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00952-00

826.  Northwest Quarter of Southeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00953-00

827.  Southwest Quarter of Southeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00954-00

828.  Southeast Quarter of Southeast Quarter, Section 25, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00955-00

829.  Northeast Quarter of Northeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00956-00

830.  Northwest Quarter of Northeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00957-00

831.  Southwest Quarter of Northeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00958-00

832.  Southeast Quarter of Northeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00959-00

833.  Northeast Quarter of Northwest Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00960-00

834.  Northwest Quarter of Northwest Quarter, Section 26, Township 46 North, Range 10

         West except part to State of Wisconsin in Document no. 792968, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00961-00

835.  Southwest Quarter of Northwest Quarter, Section 26, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

        Douglas County, Wisconsin.

         Parcel No. HI-016-00962-00

836.  Southeast Quarter of Northwest Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00964-00

837.  Northeast Quarter of Southwest Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00965-00

838.  Northwest Quarter of Southwest Quarter, Section 26, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00966-00

839.  Southwest Quarter of Southwest Quarter, Section 26, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-00968-00

840.  Southeast Quarter of Southwest Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00970-00

841.  Northeast Quarter of Southeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00971-00

842.  Northwest Quarter of Southeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00972-00

843.  Southwest Quarter of Southeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00973-00

844.  Southeast Quarter of Southeast Quarter, Section 26, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-00974-00

845.  Northeast Quarter of Northeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01048-00

846.  Northwest Quarter of Northeast Quarter, Section 35, Township 46 North, Range 10

          West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01049-00

847.  Southwest Quarter of Northeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01050-00

848.  Southeast Quarter of Northeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01051-00

849.  Northeast Quarter of Northwest Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01052-00

850.  Northwest Quarter of Northwest Quarter, Section 35, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-01053-00

851.  Southwest Quarter of Northwest Quarter, Section 35, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-01055-00

852.  Southeast Quarter of Northwest Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01057-00

853.  Northeast Quarter of Southwest Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01058-00

854.  Northwest Quarter of Southwest Quarter, Section 35, Township 46 North, Range 10

        West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

        Douglas County, Wisconsin.

         Parcel No. HI-016-01059-00

855.  Southwest Quarter of Southwest Quarter, Section 35, Township 46 North, Range 10

         West except part deeded for highway purposes in 244, pg. 348, Town of Highland,

         Douglas County, Wisconsin.

         Parcel No. HI-016-01061-00

856.  Southeast Quarter of Southwest Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01063-00

857.  Northeast Quarter of Southeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01064-00

858.  Northwest Quarter of Southeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01065-00

859.  Southwest Quarter of Southeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01066-00

860.  Southeast Quarter of Southeast Quarter, Section 35, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01067-00

861.  Northeast Quarter of Northeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01068-00

862.  Northwest Quarter of Northeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01069-00

863.  Southwest Quarter of Northeast Quarter, Section 36, Township 46 North,

         Range 10 West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01070-00

864.  Southeast Quarter of Northeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01071-00

865.  Northeast Quarter of Northwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01072-00

866.  Northwest Quarter of Northwest Quarter, Section 36, Township 46 North, Range 10

         West except 9 acres in the Southwest Quarter of the Northwest Quarter of the

         Northwest Quarter being a square of 9.847 chains or 37.948 rods on each side, with the West side of said square running along the section line between sections 35 and

    36, Township 46, Range 10, and the South side of said square running along the

        1/8th line between the Southwest Quarter of the Northwest Quarter and the

     Northwest Quarter of the Northwest Quarter in said Township and Range, Town of

         Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01073-00

867.  Southwest Quarter of Northwest Quarter, Section 36, Township 46 North, Range 10

West except 9 acres in the Northwest Quarter of the Southwest Quarter of the Northwest Quarter being a square of 9.847 chains or 37.948 rods on each side, with the West side of said square running along the section line between sections 35 and 36, Township 46, Range 10, and the North side of said square running along the 1/8th line between the Southwest Quarter of the Northwest Quarter and the Northwest Quarter of the Northwest Quarter in said Township and Range, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01076-00

868.  Southeast Quarter of Northwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01077-00

869.  Northeast Quarter of Southwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01078-00

870.  Northwest Quarter of Southwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01079-00

871.  Southwest Quarter of Southwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01080-00

872.  Southeast Quarter of Southwest Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01081-00

873.  Northeast Quarter of Southeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01082-00

874.  Northwest Quarter of Southeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01083-00

875.  Southwest Quarter of Southeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01084-00

876.  Southeast Quarter of Southeast Quarter, Section 36, Township 46 North, Range 10

         West, Town of Highland, Douglas County Wisconsin.

         Parcel No. HI-016-01085-00

877.  That part of the Northwest Quarter of Northeast Quarter, Section 2, Township 44

         North, Range 12 West lying West of the Railroad Right of Way, Town of Solon

         Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00025-00

878.  Northeast Quarter of Northwest Quarter, Section 2, Township 44 North, Range 12

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00029-00

879.  Northwest Quarter of Northwest Quarter, Section 2, Township 44 North, Range 12

         West Except that part deeded to the Town of Solon Springs in Vol. 258, pg. 353,

         Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00031-00

880.  Southeast Quarter of Northeast Quarter, Section 1, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00196-00

881.  Northeast Quarter of Southeast Quarter, Section 1, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00199-00

882.  Northwest Quarter of Southeast Quarter, Section 1, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00200-00

883.  Southwest Quarter of Southeast Quarter, Section 1, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00201-00

884.  Southeast Quarter of Southeast Quarter, Section 1, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00202-00

885.  Southeast Quarter of Southwest Quarter, Section 10, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00245-00

886.  Northeast Quarter of Southeast Quarter, Section 10, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00246-00

887.  Northwest Quarter of Southeast Quarter, Section 10, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00247-00

888.  Southwest Quarter of Southeast Quarter, Section 10, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00248-00

889.  Southeast Quarter of Southeast Quarter, Section 10, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00249-00

890.  Northwest Quarter of Southwest Quarter, Section 11, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00253-00

891.  Southwest Quarter of Southwest Quarter, Section 11, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00254-00

892.  Southeast Quarter of Southwest Quarter, Section 11, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00255-00

893.  Northeast Quarter of Southeast Quarter, Section 11, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00256-00

894.  Southwest Quarter of Southeast Quarter, Section 11, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00258-00

895.  Northeast Quarter of Northeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00260-00

896.  Northwest Quarter of Northeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00261-00

897.  Southwest Quarter of Northeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00262-00

898.  Southeast Quarter of Northeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00263-00

899.  Northeast Quarter of Southwest Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00265-00

900.  Northwest Quarter of Southwest Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00266-00

901.  Southwest Quarter of Southwest Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00267-00

902.  Southeast Quarter of Southwest Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00268-00

903.  Northeast Quarter of Southeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00269-00

904.  Northwest Quarter of Southeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00270-00

905.  Southwest Quarter of Southeast Quarter, Section 12, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00271-00

906.  Southeast Quarter of Southeast Quarter, Section 12, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00272-00

907.  Northeast Quarter of Northwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00277-00

908.  Northwest Quarter of Northwest Quarter, Section 13, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00278-00

909.  Southwest Quarter of Northwest Quarter, Section 13, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00279-00

910.  Southeast Quarter of Northwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00280-00

911.  Northeast Quarter of Southwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00281-00

912.  Northwest Quarter of Southwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00282-00

913.  Southwest Quarter of Southwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00283-00

914.  Southeast Quarter of Southwest Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00284-00

915.  Northeast Quarter of Southeast Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00285-00

916.  Southeast Quarter of Southeast Quarter, Section 13, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00288-00

917.   Northeast Quarter of Northeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00289-00

918.  Northwest Quarter of Northeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00290-00

919.  Southwest Quarter of Northeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00291-00

920.  Southeast Quarter of Northeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00292-00

921.  Northeast Quarter of Northwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00293-00

922.  Northwest Quarter of Northwest Quarter, Section 14, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00294-00

923.  Southwest Quarter of Northwest Quarter, Section 14, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00295-00

924.  Southeast Quarter of Northwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00296-00

925.  Northeast Quarter of Southwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00297-00

926.  Northwest Quarter of Southwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00298-00

927.  Southwest Quarter of Southwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00299-00

928.  Southeast Quarter of Southwest Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00300-00

929.  Northeast Quarter of Southeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00301-00

930.  Northwest Quarter of Southeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00302-00

931.  Southwest Quarter of Southeast Quarter, Section 14, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00303-00

932.  Southeast Quarter of Southeast Quarter, Section 14, Township 45 North, Range 11,

         Town of Solon Springs, Douglas County, Wisconsin.

         Parcel No SO-026-00304-00

933.  Northeast Quarter of Northeast Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00305-00

934.  Northwest Quarter of Northeast Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00306-00

935.  Southwest Quarter of Northeast Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No SO-026-00307-00

936.  Southeast Quarter of Northeast Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00308-00

937.  Northeast Quarter of Northwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00309-00

938.  Northwest Quarter of Northwest Quarter, Section 15, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00310-00

939.  Southwest Quarter of Northwest Quarter, Section 15, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00311-00

940.  Southeast Quarter of Northwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00312-00

941.  Northeast Quarter of Southwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00313-00

942.  Northwest Quarter of Southwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00314-00

943.  Southwest Quarter of Southwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00315-00

944.  Southeast Quarter of Southwest Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00316-00

945.  Northwest Quarter of Southeast Quarter, Section 15, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00318-00

946.  Northeast Quarter of Northeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00321-00

947.  Northwest Quarter of Northeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00322-00

948.  Southwest Quarter of Northeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00323-00

949.  Southeast Quarter of Northeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00324-00

950.  Northeast Quarter of Northwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00325-00

951.  Southwest Quarter of Northwest Quarter, Section 16, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00327-00

952.  Southeast Quarter of Northwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00328-00

953.  Northeast Quarter of Southwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00329-00

954.  Northwest Quarter of Southwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00330-00

955.  Southwest Quarter of Southwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00331-00

956.  Southeast Quarter of Southwest Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-0266-00332-00

957.  Northeast Quarter of Southeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00333-00

958.  Northwest Quarter of Southeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00334-00

959.  Southwest Quarter of Southeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00335-00

960.  Southeast Quarter of Southeast Quarter, Section 16, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00336-00

961.  Northeast Quarter of Northeast Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00474-00

962.  Northwest Quarter of Northeast Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00475-00

963.  Southwest Quarter of Northeast Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00476-00

964.  Southeast Quarter of Northeast Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-0266-00477-00

965.  Northeast Quarter of Southwest Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00482-00

966.  Northwest Quarter of Southwest Quarter, Section 20, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 824756 and in

         Document no. 795285,Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-0266-00483-00

967.  Southwest Quarter of Southwest Quarter, Section 20, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00484-00

968.  Southeast Quarter of Southwest Quarter, Section 20, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00485-00

969.  Northeast Quarter of Southeast Quarter, Section 20, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00486-00

970.  Southeast Quarter of Southeast Quarter, Section 20, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00489-00

971.  Northeast Quarter of Northeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00490-00

972.  Northwest Quarter of Northeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00491-00

973.  Southwest Quarter of Northeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00492-00

974.  Southeast Quarter of Northeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00493-00

975.  Northeast Quarter of Southwest Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00498-00

976.  Northwest Quarter of Southwest Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00499-00

977.  Southwest Quarter of Southwest Quarter, Section 21, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00500-00

978.  Southeast Quarter of Southwest Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00501-00

979.  Northeast Quarter of Southeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00502-00

980.  Northwest Quarter of Southeast Quarter, Section 21, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00503-00

981.  Southwest Quarter of Southeast Quarter, Section 21, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00504-00

982.  Southeast Quarter of Southeast Quarter, Section 21, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

        Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00505-00

983.  Northeast Quarter of Northeast Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00506-00

984.  Northwest Quarter of Northeast Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00507-00

985.  Southwest Quarter of Northeast Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00508-00

986.  Southeast Quarter of Northeast Quarter, Section 22, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00509-00

987.  Northeast Quarter of Northwest Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00510-00

988.  Northwest Quarter of Northwest Quarter, Section 22, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00511-00

989.  Southwest Quarter of Northwest Quarter, Section 22, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00512-00

990.  Southeast Quarter of Northwest Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00513-00

991.  Northeast Quarter of Southeast Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00518-00

992.  Northwest Quarter of Southeast Quarter, Section 22, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00519-00

993.  Southwest Quarter of Southeast Quarter, Section 22, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

        Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00520-00

994.  Southeast Quarter of Southeast Quarter, Section 22, Township 45 North, Range 11

         West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00521-00

995.  Northeast Quarter of Northeast Quarter, Section 23, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00522-00

996.  Northwest Quarter of Northeast Quarter, Section 23, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00523-00

997.  Southwest Quarter of Northeast Quarter, Section 23, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00524-00

998.  Southeast Quarter of Northeast Quarter, Section 23, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00525-00

999.  Northeast Quarter of Northwest Quarter, Section 23, Township 45 North, Range 11

         West, Town of Solon Springs, Douglas County Wisconsin.

         Parcel No. SO-026-00526-00

1000.  Northwest Quarter of Northwest Quarter, Section 23, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00527-00

1001.  Southwest Quarter of Northwest Quarter, Section 23, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00528-00

1002.  Southeast Quarter of Northwest Quarter, Section 23, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00529-00

1003.  Northeast Quarter of Southwest Quarter, Section 23, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00530-00

1004.  Northwest Quarter of Southwest Quarter, Section 23, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00531-00

1005.  Southwest Quarter of Southwest Quarter, Section 23, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285 Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. 532-00532-00

1006.  Southeast Quarter of Southwest Quarter, Section 23, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00533-00

1007.  Northwest Quarter of Southeast Quarter, Section 23, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00535-00

1008.  Southwest Quarter of Southeast Quarter, Section 23, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00536-00

1009.  Northeast Quarter of Northeast Quarter, Section 24, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00538-00

1010.  Northwest Quarter of Northeast Quarter, Section 24, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00539-00

1011.  Southeast Quarter of Northeast Quarter, Section 24, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00541-00

1012.  Northeast Quarter of Northwest Quarter, Section 24, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00542-00

1013.  Northeast Quarter of Southwest Quarter, Section 24, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00546-00

1014.  Southeast Quarter of Southwest Quarter, Section 24, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00549-00

1015.  Northeast Quarter of Northeast Quarter, Section 25, Township 45 North, Range 11

          West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00554-00

1016.  Northwest Quarter of Northeast Quarter, Section 25 Township 45 North, Range 11

          West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00555-00

1017.  Northeast Quarter of Northwest Quarter, Section 25, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00558-00

1018.  Northwest Quarter of Northwest Quarter, Section 25, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00559-00

1019.  Northeast Quarter of Southwest Quarter, Section 25, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00562-00

1020.  Northwest Quarter of Southwest Quarter, Section 25, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00563-00

1021.  Southwest Quarter of Southwest Quarter, Section 25, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00564-00

1022.  Southeast Quarter of Southwest Quarter, Section 25, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00565-00

1023.  Northwest Quarter of Southeast Quarter, Section 25, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00567-00

1024.  Southwest Quarter of Southeast Quarter, Section 25, Township 45 North, Range

         11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00568-00

1025.  Southeast Quarter of Southeast Quarter, Section 25, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00569-00

1026.  Northeast Quarter of Northeast Quarter, Section 26, Township 45 North, Range 11

          West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00570-00

1027.  Northwest Quarter of Northeast Quarter, Section 26, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00571-00

1028.  Southwest Quarter of Northeast Quarter, Section 26, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00572-00

1029.  Southeast Quarter of Northeast Quarter, Section 26, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00573-00

1030.  Northeast Quarter of Northwest Quarter, Section 26, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00574-00

1031.  Northwest Quarter of Northwest Quarter, Section 26, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

         Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00575-00

1032.  Southwest Quarter of Northwest Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00577-00

1033.  Southeast Quarter of Northwest Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00578-00

1034.  Northeast Quarter of Southwest Quarter, Section 26, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00579-00

1035.  Northwest Quarter of Southwest Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00580-00

1036.  Southwest Quarter of Southwest Quarter, Section 26, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00581-00

1037.  Southeast Quarter of Southwest Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00582-00

1038.  Northeast Quarter of Southeast Quarter, Section 26, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00583-00

1039.  Northwest Quarter of Southeast Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00584-00

1040.  Southwest Quarter of Southeast Quarter, Section 26, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00585-00

1041.  Southeast Quarter of Southeast Quarter, Section 26, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00586-00

1042.  Northeast Quarter of Northeast Quarter, Section 27, Township 45 North, Range 11

       West Except part deeded to Douglas County in Document no. 795285, Town of

       Solon Springs, Douglas County Wisconsin.

       Parcel No.  SO-026-00587-00

1043.  Government Lot 4, Section 27, Township 45 North, Range 11 West, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00589-00

1044.  Government Lot 7, Section 27, Township 45 North, Range 11 West, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00593-00

1045.  East half of Southeast Quarter, Section 27, Township 45 North, Range 11 West,

           Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00595-00

1046.  Government Lot 5, Section 27, Township 45 North, Range 11 West, Town of

           Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00596-00

1047.  Government Lot 6, Section 27, Township 45 North, Range 11 West, Town of

           Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00597-00

1048.  Northeast Quarter of Northeast Quarter, Section 28, Township 45 North, Range 11

          West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00598-00

1049.  Northwest Quarter of Northeast Quarter, Section 28, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00599-00

1050.  Southwest Quarter of Northeast Quarter, Section 28, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00600-00

1051.  Southeast Quarter of Northeast Quarter, Section 28, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00601-00

1052.  Northeast Quarter of Northwest Quarter, Section 28, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00602-00

1053.  Northwest Quarter of Northwest Quarter, Section 28, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00603-00

1054.  Southwest Quarter of Northwest Quarter, Section 28, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00604-00

1055.  Southeast Quarter of Northwest Quarter, Section 28, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00605-00

1056.  Northwest Quarter of Southwest Quarter, Section 28, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00607-00

1057.  Government Lot 4, Section 28, Township 45 North, Range 11 West, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00608-00

1058.  The north 1200 feet of Government Lot 1, Section 28, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00610-00

1059.  Northeast Quarter of Northwest Quarter, Section 29, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00623-0

1060.  Northwest Quarter of Northwest Quarter, Section 29, Township 45 North, Range

          11 West Except part deeded to Douglas County in Document no. 795285, Town of

          Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00624-00

1061.  Southwest Quarter of Northwest Quarter, Section 29, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00625-00

1062.  Southeast Quarter of Southwest Quarter, Section 29, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00640-00

1063.  Southwest Quarter of Southeast Quarter, Section 29, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00650-00

1064.  Southeast Quarter of Southeast Quarter, Section 29, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00651-00

1065.  Northeast Quarter of Northeast Quarter, Section 30, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00652-00

1066.  Southeast Quarter of Northeast Quarter, Section 30, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00655-00

1067.  Northeast Quarter of Southwest Quarter, Section 30, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00670-00

1068.  Southeast Quarter of Southwest Quarter, Section 30, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00673-00

1069.  Northeast Quarter of Southeast Quarter, Section 30, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00674-00

1070.  Northwest Quarter of Southeast Quarter, Section 30, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00675-00

1071.  Southwest Quarter of Southeast Quarter, Section 30, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00676-00

1072.  Southeast Quarter of Southeast Quarter, Section 30, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00677-00

1073.  Government Lot 1, Section 32, Township 45 North, Range 11 West, Town of

           Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00714-00

1074.  Northwest Quarter of Northeast Quarter, Section 32, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00715-00

1075.  Southwest Quarter of Northeast Quarter, Section 32, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00716-00

1076.  Government Lot 2, Section 32, Township 45 North, Range 11 West, Town of

           Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00717-00

1077.  Northeast Quarter of Northeast Quarter, Section 35, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00753-00

1078.  Northwest Quarter of Northeast Quarter, Section 35, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00754-00

1079.  Southwest Quarter of Northeast Quarter, Section 35, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00755-00

1080.  Southeast Quarter of Northeast Quarter, Section 35, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00756-00

1081.  Southwest Quarter of Northwest Quarter, Section 35, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00759-00

1082.  Southeast Quarter of Northwest Quarter, Section 35, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00760-00

1083.  Northwest Quarter of Southeast Quarter, Section 35, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No. SO-026-00763-00

1084.  Southwest Quarter of Southeast Quarter, Section 35, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-0000764-00

1085.  Northeast Quarter of Northeast Quarter, Section 36, Township 45 North, Range 11

           West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00766-00

1086.  Northwest Quarter of Northeast Quarter, Section 36, Township 45 North, Range

           11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00767-00

1087.  Southwest Quarter of Northeast Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00768-00

1088.  Southeast Quarter of Northeast Quarter, Section 36, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00769-00

1089.  Northeast Quarter of Northwest Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00770-00

1090.  Northwest Quarter of Northwest Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00771-00

1091.  Southwest Quarter of Northwest Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00772-00

1092.  Northeast Quarter of Southwest Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00774-00

1093.  Southeast Quarter of Southwest Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00777-00

1094.  Northeast Quarter of Southeast Quarter, Section 36, Township 45 North, Range 11

          West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00778-00

1095.  Northwest Quarter of Southeast Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00779-00

1096.  Southwest Quarter of Southeast Quarter, Section 36, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00780-00

1097.  Southeast Quarter of Southeast Quarter, Section 36, Township 45 North, Range 11

           West, Town of Solon Springs, Douglas County Wisconsin.

          Parcel No.  SO-026-00781-00

1098.  Northwest Quarter of Northeast Quarter, Section  4, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00028-00

1099.  Southwest Quarter of Northeast Quarter, Section 4, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00029-00

1100.  Northeast Quarter of Northeast Quarter, Section 5, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00043-00

1101.  Northwest Quarter of Northeast Quarter, Section 5, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00044-00

1102.  Southwest Quarter of Northeast Quarter, Section 5, Township 43 North, Range 10

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00045-00

1103.  Southeast Quarter of Northeast Quarter, Section 5, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00046-00

1104.  Northeast Quarter of Northwest Quarter, Section 5, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00047-00

1105.  Northwest Quarter of Northwest Quarter, Section 5, Township 43 North, Range

           10 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00048-00

1106.  Southwest Quarter of Northwest Quarter, Section 5, Township 43 North, Range

           10 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00049-00

1107.  Southeast Quarter of Northwest Quarter, Section 5, Township 43 North, Range 10

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00051-00

1108.  Northeast Quarter of Southwest Quarter, Section  6, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00058-00

1109.  Northwest Quarter of Southwest Quarter, Section  6, Township 43 North, Range

          10 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00059-00

1110.  Southwest Quarter of Southwest Quarter, Section 6, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00060-00

1111.  Southeast Quarter of Southwest Quarter, Section 6, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00061-00

1112.  Intentionally deleted.

1113.  Northwest Quarter of Southeast Quarter, Section 6, Township 43 North, Range 10

           West, Town of Wascott, Douglas County Wisconsin

          Parcel No. WA-032-00063-00

1114.  Southwest Quarter of Southeast Quarter, Section 6, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00064-00

1115.  Southeast Quarter of Southeast Quarter, Section 6, Township 43 North, Range 10

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00065-00

1116.  Fractional West half of Southwest Quarter, Section 7, Township 43 North, Range

          10 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00080-00

1117.  Southwest Quarter of Southeast Quarter, Section 7, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00086-00

1118.  Northeast Quarter of Northeast Quarter, Section 9, Township 43 North, Range 10

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00099-00

1119.  Northwest Quarter of Northeast Quarter, Section 9, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00100-00

1120.  Southwest Quarter of Northeast Quarter, Section 9, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00101-00

1121.  Southeast Quarter of Northeast Quarter, Section 9, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00102-00

1122.  Southeast Quarter of Southeast Quarter, Section 21, Township 43 North, Range 10

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00204-00

1123.  Northeast Quarter of Northwest Quarter, Section 2, Township 43 North, Range 11

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00332-00

1124.  Northwest Quarter of Northwest Quarter, Section 2, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00333-00

1125.  Southwest Quarter of Northwest Quarter, Section 2, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00334-00

1126.  Southeast Quarter of Northwest Quarter, Section 2, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00335-00

1127.  Northwest Quarter of Southwest Quarter, Section 2, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00340-00

1128.  Northeast Quarter of Northeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00351-00

1129.  Northwest Quarter of Northeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00352-00

1130.  Southwest Quarter of Northeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00353-00

1131.  Southeast Quarter of Northeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00354-00

1132.  Northeast Quarter of Northwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00355-00

1133.  Northwest Quarter of Northwest Quarter, Section 3, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00356-00

1134.  Southeast Quarter of Northwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00358-00

1135.  Northeast Quarter of Southwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00359-00

1136.  Northwest Quarter of Southwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00360-00

1137.  Southwest Quarter of Southwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00361-00

1138.  Southeast Quarter of Southwest Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00362-00

1139.  Northeast Quarter of Southeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00363-00

1140.  Northwest Quarter of Southeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00364-00

1141.  Southwest Quarter of Southeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00365-00

1142.  Southeast Quarter of Southeast Quarter, Section 3, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00366-00

1143.  Northwest Quarter of Northeast Quarter, Section 4, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00367-01

1144.  Northeast Quarter of Northwest Quarter, Section 4, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-003670-04

1145.  Northwest Quarter of Northwest Quarter, Section 4, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00367-05

1146.  Southwest Quarter of Northwest Quarter, Section 4, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00367-06

1147.  Southeast Quarter of Northwest Quarter, Section 4, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00367-07

1148.  Northeast Quarter of Northeast Quarter, Section 5, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00368-00

1149.  Northwest Quarter of Northeast Quarter, Section 5, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00369-00

1150.  Southwest Quarter of Northeast Quarter, Section 5, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00370-00

1151.  Southeast Quarter of Northeast Quarter, Section 5, Township 43 North, Range 11

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00371-00

1152.  Northeast Quarter of Northwest Quarter, Section 5, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00372-00

1153.  Northwest Quarter of Northwest Quarter, Section 5, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00373-00

1154.  Southwest Quarter of Northwest Quarter, Section 5, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00374-00

1155.  Southeast Quarter of Northwest Quarter, Section 5, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00375-00

1156.  Northwest Quarter of Southeast Quarter, Section 6, Township 43 North, Range 11

          West, Town of Gordon, Douglas County Wisconsin.

Parcel No.  GO-012-00044-01

1157.  That part of the Northwest Quarter of Northeast Quarter, Section 7, Township 43

           North, Range 11 West lying West of the railroad Right of Way, Town of Wascott,

           Douglas County Wisconsin.

          Parcel No. WA-032-00381-00

1158.  The east 32.65 acres of the Southeast Quarter of Northeast Quarter, Section 7,

           Township 43 North, Range 11 West, Town of Wascott, Douglas County

          Wisconsin.

          Parcel No. WA-032-00383-00

1159.  Northeast Quarter of Northwest Quarter, Section 7, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00385-00

1160.  Northwest Quarter of Northwest Quarter, Section 7, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00386-00

1161.  Southeast Quarter of Northwest Quarter, Section 7, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00388-00

1162.  Northeast Quarter of Southeast Quarter, Section 7, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

           Parcel No. WA-032-00394-00

1163.  Southwest Quarter of Northwest Quarter, Section 9, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00412-00

1164.  Northwest Quarter of Northwest Quarter, Section 10, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00423-00

1165.  Southeast Quarter of Southwest Quarter, Section 10, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00429-00

1166.  Northeast Quarter of Southeast Quarter, Section 10, Township 43 North, Range 11

         West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00430-00

1167.  Northwest Quarter of Southeast Quarter, Section 10, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00431-00

1168.  Southwest Quarter of Southeast Quarter, Section 10, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00432-00

1169.  Southeast Quarter of Southeast Quarter, Section 10, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00433-00

1170.  Northwest Quarter of Northeast Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00435-00

1171.  Southwest Quarter of Northeast Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00436-00

1172.  Northeast Quarter of Southwest Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00442-00

1173.  Northwest Quarter of Southwest Quarter, Section11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00443-00

1174.  Southwest Quarter of Southwest Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00444-00

1175.  Southeast Quarter of Southwest Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00445-00

1176.  Northeast Quarter of Southeast Quarter, Section 11, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00446-00

1177.  Northwest Quarter of Southeast Quarter, Section 11, Township 43 North, Range

          11 West Except Volume 289 Deeds page 144, Town of Wascott, Douglas County

          Wisconsin.

          Parcel No. WA-032-00447-00

1178.  Southwest Quarter of Southeast Quarter, Section 11, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00449-00

1179.  Southeast Quarter of Southeast Quarter, Section 11, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00450-00

1180.  Southwest Quarter of Northwest Quarter, Section 12, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00474-00

1181.  Southeast Quarter of Northwest Quarter, Section 12, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00475-00

1182.  Northwest Quarter of Southwest Quarter, Section 12, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00477-00

1183.  Southwest Quarter of Southwest Quarter, Section 12, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00478-00

1184.  Southwest Quarter of Northwest Quarter, Section 14, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00503-00

1185.  Southeast Quarter of Northwest Quarter, Section 14, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00504-00

1186.  Northeast Quarter of Northeast Quarter, Section 15, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00511-00

1187.  Northwest Quarter of Northeast Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00512-00

1188.  Southwest Quarter of Northeast Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00513-00

1189.  Southeast Quarter of Northeast Quarter, Section 15, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00514-00

1190.  Northeast Quarter of Northwest Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00515-00

1191.  Northwest Quarter of Northwest Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00516-00

1192.  Southwest Quarter of Northwest Quarter, Section 15, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00517-00

1193.  Southeast Quarter of Northwest Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00518-00

1194.  Northeast Quarter of Southwest Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00519-00

1195.  Northwest Quarter of Southwest Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00520-00

1196.  Southwest Quarter of Southwest Quarter, Section 15, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00521-00

1197.  Southeast Quarter of Southwest Quarter, Section 15, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00522-00

1198.  Northeast Quarter of Southeast Quarter, Section 15, Township 43 North, Range 11

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00523-00

1199.  Northwest Quarter of Southeast Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00524-00

1200.  Southwest Quarter of Southeast Quarter, Section 15, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00525-00

1201.  Southeast Quarter of Southeast Quarter, Section 15, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00526-00

1202.  Northeast Quarter of Northeast Quarter, Section 17, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00542-00

1203.  Northwest Quarter of Northeast Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00543-00

1204.  Southeast Quarter of Northeast Quarter, Section 17, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00545-00

1205.  Northeast Quarter of Northwest Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00546-00

1206.  Northwest Quarter of Northwest Quarter, Section 17, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00547-00

1207.  Southwest Quarter of Northwest Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00548-00

1208.  Southeast Quarter of Northwest Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00549-00

1209.  Northwest Quarter of Southwest Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00551-00

1210.  Southwest Quarter of Southeast Quarter, Section 17, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00556-00

1211.  Southeast Quarter of Southeast Quarter, Section 17, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00557-00

1212.  Northeast Quarter of Northeast Quarter, Section 18, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00558-00

1213.  Northwest Quarter of Northeast Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00559-00

1214.  Southwest Quarter of Northeast Quarter, Section 18, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00560-00

1215.  Southeast Quarter of Northeast Quarter, Section 18, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00561-00

1216.  Southwest Quarter of Northwest Quarter, Section 18, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00564-00

1217.  Southeast Quarter of Northwest Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00565-00

1218.  Northeast Quarter of Southwest Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00566-00

1219.  Northwest Quarter of Southwest Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00567-00

1220.  Southwest Quarter of Southwest Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00568-00

1221.  Southeast Quarter of Southwest Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00569-00

1222.  Northeast Quarter of Southeast Quarter, Section 18, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00570-00

1223.  Northwest Quarter of Southeast Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00571-00

1224.  Southwest Quarter of Southeast Quarter, Section 18, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00572-00

1225.  Southeast Quarter of Southeast Quarter, Section 18, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00573-00

1226.  Northeast Quarter of Northeast Quarter, Section 19, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00574-00

1227.  Northwest Quarter of Northeast Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00575-00

1228.  Southwest Quarter of Northeast Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00576-00

1229.  Southeast Quarter of Northeast Quarter, Section 19, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00577-00

1230.  Northeast Quarter of Northwest Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00578-00

1231. Intentionally deleted.

1232.  Southeast Quarter of Northwest Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County, Wisconsin.

          Parcel No. WA-032-00584-00

1233.  Northeast Quarter of Southwest Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00585-00

1234.  Northwest Quarter of Southwest Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00586-00

1235.  Northeast Quarter of Southeast Quarter, Section 19, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00589-00

1236.  Northwest Quarter of Southeast Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00590-00

1237.  Southwest Quarter of Southeast Quarter, Section 19, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00591-00

1238.  Government Lot 2, Southwest Quarter of Northeast Quarter, Section 21, Township

          43 North, Range 11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00612-00

1239.  Northwest Quarter of Northwest Quarter, Section 21, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00615-00

1240.  Northeast Quarter of Southeast Quarter, Section 21, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00623-00

1241.  Northwest Quarter of Southeast Quarter, Section 21, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00624-00

1242.  Southwest Quarter of Southeast Quarter, Section 21, Township 43 North, Range

           11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00625-00

1243.  Southeast Quarter of Southeast Quarter, Section 21, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00626-00

1244.  Northwest Quarter of Northeast Quarter, Section 28, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00678-00

1245. Northeast Quarter of Southwest Quarter, Section 30, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00752-00

1246.  Intentionally deleted.

1247.  Northeast Quarter of Southeast Quarter, Section 30, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00758-00

1248.  Northwest Quarter of Southeast Quarter, Section 30, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00759-00

1249.  Southwest Quarter of Southeast Quarter, Section 30, Township 43 North, Range

          11 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00760-00

1250.  Southeast Quarter of Southeast Quarter, Section 30, Township 43 North, Range 11

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00761-00

1251.  Northeast Quarter of Southeast Quarter, Section 3, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-00871-00

1252.  Government Lot 4, Section 13, Township 43 North, Range 12 West, Town of

          Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01025-00

1253.  Northeast Quarter of Southwest Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01027-00

1254.  Northwest Quarter of Southwest Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01028-00

1255.  Southwest Quarter of Southwest Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01029-00

1256.  Southeast Quarter of Southwest Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01030-00

1257.  Northeast Quarter of Southeast Quarter, Section 13, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01031-00

1258.  Northwest Quarter of Southeast Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01032-00

1259.  Southwest Quarter of Southeast Quarter, Section 13, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01033-00

1260.  Southeast Quarter of Southeast Quarter, Section 13, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01034-00

1261.  Northeast Quarter of Northeast Quarter, Section 14, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01035-00

1262.  Northwest Quarter of Northeast Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01036-00

1263.  Southwest Quarter of Northeast Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01037-00

1264.  Southeast Quarter of Northeast Quarter, Section 14, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01038-00

1265.  Northeast Quarter of Northwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01039-00

1266.  Southwest Quarter of Northwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01041-00

1267.  Southeast Quarter of Northwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01042-00

1268.  Northeast Quarter of Southwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01043-00

1269.  Northwest Quarter of Southwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01044-00

1270.  Southwest Quarter of Southwest Quarter, Section 14, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01045-00

1271.  Northeast Quarter of Southeast Quarter, Section 14, Township 43 North, Range 12

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01047-00

1272.  Southeast Quarter of Southeast Quarter, Section 14, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01050-00

1273.  Northeast Quarter of Northeast Quarter, Section 19, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01127-00

1274.  Northwest Quarter of Northeast Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01128-00

1275.  Southwest Quarter of Northeast Quarter, Section 19, Township 43 North, Range

           12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01129-00

1276.  Southeast Quarter of Northeast Quarter, Section 19, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01130-00

1277.  Northeast Quarter of Northwest Quarter, Section 19, Township 43 North, Range

           12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01131-00

1278.  Northwest Quarter of Northwest Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01132-00

1279.  Southeast Quarter of Northwest Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01148-00

1280.  Northeast Quarter of Southwest Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01149-00

1281.  Southwest Quarter of Southwest Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01150-00

1282.  Southeast Quarter of Southwest Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01151-00

1283.  Northeast Quarter of Southeast Quarter, Section 19, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01152-00

1284.  Northwest Quarter of Southeast Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01153-00

1285.  Southwest Quarter of Southeast Quarter, Section 19, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01154-00

1286.  Southeast Quarter of Southeast Quarter, Section 19, Township 43 North, Range 12

           West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01155-00

1287.  Northeast Quarter of Northwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01171-00

1288.  Northwest Quarter of Northwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01172-00

1289.  Southwest Quarter of Northwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01173-00

1290.  Southeast Quarter of Northwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01174-00

1291.  Northeast Quarter of Southwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01175-00

1292.  Northwest Quarter of Southwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01176-00

1293.  Southwest Quarter of Southwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01177-00

1294.  Southeast Quarter of Southwest Quarter, Section 20, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01178-00

1295.  Northeast Quarter of Northeast Quarter, Section 22, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01223-00

1296.  Southwest Quarter of Northeast Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01259-00

1297.  Southeast Quarter of Northeast Quarter, Section  23 Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01260-00

1298.  Northeast Quarter of Northwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01261-00

1299.  Northwest Quarter of Northwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01262-00

1300.  Southwest Quarter of Northwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01263-00

1301.  Southeast Quarter of Northwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01264-00

1302.  Northeast Quarter of Southwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01265-00

1303.  Northwest Quarter of Southwest Quarter, Section 23, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01266-00

1304.  Northeast Quarter of Southeast Quarter, Section 23, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01269-00

1305.  Northeast Quarter of Northwest Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01274-00

1306.  Northwest Quarter of Northwest Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01275-00

1307.  Southwest Quarter of Northwest Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01276-00

1308.  Southeast Quarter of Northwest Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01277-00

1309.  Northwest Quarter of Southwest Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01279-00

1310.  Northeast Quarter of Southeast Quarter, Section 24, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01282-00

1311.  Northwest Quarter of Southeast Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01283-00

1312.  Southwest Quarter of Southeast Quarter, Section 24, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01284-00

1313.  Northwest Quarter of Northeast Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01287-00

1314.  Southwest Quarter of Northeast Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01288-00

1315.  Northwest Quarter of Northwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01292-00

1316.  Southwest Quarter of Northwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin; excepting the westerly

          899 feet of the southerly 384 feet thereof.

          Parcel No. WA-032-01294-00

1317.  Southeast Quarter of Northwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01296-00

1318.  Northeast Quarter of Southwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01297-00

1319.  Southwest Quarter of Southwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01300-00

1320.  Southeast Quarter of Southwest Quarter, Section 25, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01302-00

1321.  Southeast Quarter of Northeast Quarter, Section 26, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01330-00

1322.  Northeast Quarter of Northwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01331-00

1323.  Northwest Quarter of Northwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01332-00

1324.  Southwest Quarter of Northwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01333-00

1325.  Southeast Quarter of Northwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01334-00

1326.  Northwest Quarter of Southwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01336-00

1327.  Southwest Quarter of Southwest Quarter, Section 26, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01337-00

1328.  North half of Northeast Quarter of Southeast Quarter, Section 26, Township 43

           North, Range 12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01340-00

1329.  South half of Northeast Quarter of Southeast Quarter, Section 26, Township 43

          North, Range 12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01340-01

1330.  Southeast Quarter of Southeast Quarter, Section 26, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01343-00

1331.  Southwest Quarter of Northwest Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01367-00

1332.  Southeast Quarter of Northwest Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01368-00

1333.  Northeast Quarter of Southwest Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01369-00

1334.  Northwest Quarter of Southwest Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01370-00

1335.  Northeast Quarter of Southeast Quarter, Section 27, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01373-00

1336.  Northwest Quarter of Southeast Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01374-00

1337.  Southwest Quarter of Southeast Quarter, Section 27, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01375-00

1338.  Northeast Quarter of Southeast Quarter, Section 28, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01388-00

1339.  Northwest Quarter of Southeast Quarter, Section 28, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01389-00

1340.  Southwest Quarter of Southeast Quarter, Section 28, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01390-00

1341.  Southeast Quarter of Southeast Quarter, Section 28, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01391-00

1342.  Northeast Quarter of Southwest Quarter, Section 29, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01403-00

1343.  Northwest Quarter of Southwest Quarter, Section 29, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01404-00

1344.  Southwest Quarter of Southwest Quarter, Section 29, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01405-00

1345.  Southeast Quarter of Southwest Quarter, Section 29, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01406-00

1346.  Northwest Quarter of Southeast Quarter, Section 29, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01408-00

1347.  Northeast Quarter of Northwest Quarter, Section 30, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01415-00

1348.  Southeast Quarter of Northwest Quarter, Section 30, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01418-00

1349.  Northeast Quarter of Southeast Quarter, Section 30, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01433-00

1350.  Northwest Quarter of Southeast Quarter, Section 30, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01434-00

1351.  Southwest Quarter of Southeast Quarter, Section 30, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01435-00

1352.  Southeast Quarter of Southeast Quarter, Section 30, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01436-00

1353.  Intentionally deleted.

1354.  Intentionally deleted.

1355.  Northeast Quarter of Southeast Quarter, Section 32, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01575-00

1356.  Intentionally deleted.

1357.  Intentionally deleted.

1358.  Southeast Quarter of Southeast Quarter, Section 32, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01578-00

1359.  Northeast Quarter of Northeast Quarter, Section 33, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01579-00

1360.  Northwest Quarter of Northeast Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01580-00

1361.  Southwest Quarter of Northeast Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01581-00

1362.  Southeast Quarter of Northeast Quarter, Section 33, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01582-00

1363.  Northeast Quarter of Northwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01583-00

1364.  Northwest Quarter of Northwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01584-00

1365.  Southeast Quarter of Northwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01586-00

1366.  Northeast Quarter of Southwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No.  WA-032-01587-00

1367.  Northwest Quarter of Southwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No.  WA-032-01588-00

1368.  Southwest Quarter of Southwest Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01589-00

1369.  Northeast Quarter of Southeast Quarter, Section 33, Township 43 North, Range 12

          West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01591-00

1370.  Northwest Quarter of Southeast Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01592-00

1371.  Southwest Quarter of Southeast Quarter, Section 33, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01593-00

1372.  Northeast Quarter of Northwest Quarter, Section 34, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01599-00

1373.  West Three-Quarters of Northwest Quarter of Northwest Quarter, Section 34,

            Township 43 North, Range 12 West, Town of Wascott, Douglas County

            Wisconsin.

          Parcel No. WA-032-01601-00

1374.  Southwest Quarter of Northwest Quarter, Section 34, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01602-00

1375.  Southeast Quarter of Northwest Quarter, Section 34, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01603-00

1376.  Northeast Quarter of Southwest Quarter, Section 34, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01604-00

1377.  Northwest Quarter of Southwest Quarter, Section 34, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01605-00

1378.  Northeast Quarter of Northwest Quarter, Section 36, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01635-00

1379.  Northwest Quarter of Northwest Quarter, Section 36, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01636-00

1380.  Southwest Quarter of Northwest Quarter, Section 36, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01637-00

1381.  Southeast Quarter of Northwest Quarter, Section 36, Township 43 North, Range

          12 West, Town of Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01638-00

1382.  Northeast Quarter, Section 13, Township 43 North, Range 13 West, Town of

           Wascott, Douglas County Wisconsin.

          Parcel No. WA-032-01694-00

1383.  Southwest Quarter of Northwest Quarter, Section 17, Township 44 North, Range

          10 West, Town of Gordon, Douglas County, Wisconsin.

          Parcel No. GO-012-00311-00

1384.  Northwest Quarter of Southeast Quarter, Section 26, Township 44 North, Range

          10 West, Town of Gordon, Douglas County, Wisconsin.

          Parcel No. GO-012-00522-00

1385.  Southeast Quarter of Northeast Quarter of Section 27, Township 45 North, Range

          11 West, Town of Solon Springs, Douglas County, Wisconsin.

          Parcel No. SO-026-00590-00

1386.  Lots 10, 11, 12, 13, 14 and 15, Block 12, Waterbury’s Third Addition to White

           Birch, Village of Solon Springs, Douglas County, Wisconsin.

           Parcel No. SS-181-00223-00

1387.  Southwest Quarter of Southwest Quarter of Section 26, Township 45 North,

           Range 12 West, Village of Solon Springs, Douglas County, Wisconsin; excepting

           Railroad Right of Way in Vol. 96, pg. 554, also except part to State of Wisconsin in Vol. 619, pg. 6 as Document no. 686305.

           Parcel No. SS-181-00498-00

1388.  Northeast Quarter of Northeast Quarter, Section 16, Township 43 North, Range 11

          West, Town of Wascott, Douglas County, Wisconsin.

           Parcel No. WA-032-00527-00

1389.  Northwest Quarter of Northeast Quarter of Section 16, Township 43 North,

           Range 11 West, Town of Wascott, Douglas County, Wisconsin.

           Parcel No. WA-032-00528-00

1390.

Northwest Quarter of Northwest Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County Wisconsin.

Parcel No. WA-032-00531-00

1391.

Southwest Quarter of Northwest Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County Wisconsin.

Parcel No.  WA-032-00532-00

1392.

Southwest Quarter of Southwest Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County Wisconsin.

Parcel No.  WA-032-00536-00

1393.

Southeast Quarter of Southwest Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County, Wisconsin.

Parcel No.  WA-032-00537-00

1394.

Northeast Quarter of Southeast Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County Wisconsin.

Parcel No.  WA-032-00538-00

1395.

Northwest Quarter of Southeast Quarter, Section 16, Township 43 North, Range

11 West, Town of Wascott, Douglas County Wisconsin.

Parcel No.  WA-032-00539-00

1396.

Southeast Quarter of Southeast Quarter, Section 24, Township 43 North, Range

12 West, Town of Wascott, Douglas County Wisconsin.

Parcel No.  WA-032-01285-00

WASHBURN COUNTY

1.  The Southeast quarter (SE ¼) of Section fourteen (14), township thirty-seven (37) North, Range twelve (12) West, in the Town of Sarona, Washburn County, Wisconsin; excepting a parcel of land located in the NE ¼ of SE ¼, said Section, Township and Range, more particularly described as follows:

     Commencing at the Southeast corner of said Section 14; thence North 0° 00’ East, along the centerline of the Town Road, 1754.99 feet to an iron pipe and the point of beginning; thence North 71° 43’ West,

     727.54 feet; thence North 84° 27’ 40” West, 475.91 feet; thence North 0° 00’ East, 527.08 feet; thence

     South 89° 58’ 20” East, 565.00 feet; thence South 10° 16’ 20” East, 569.69 feet; thence South 71° 43’

     East, 414.35 feet; thence North 78° 15’ 20” East, 108.37 feet; and thence South 0° 00’ West, 141.35 feet to the point of beginning.

     Together with a perpetual non-exclusive easement for ingress and egress over the property described as follows:

     Part of the Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section fourteen (14), Township thirty-seven (37) North, Range twelve (12) West, in the Town of Sarona, Washburn County, Wisconsin,

     described as follows:

     Commencing at the Southeast corner of said Section 14; thence North, 1754.99 feet to an iron pipe and the point of beginning; thence North 71° 43’ West, 138.16 feet; thence North 18° 17’ East, 80.00 feet; thence

     North 78° 15’ 20” East, 108.37 feet; and thence South, 141.35 feet to the point of beginning.

     Tax ID:  22722          Legacy PIN:  65-032-2-37-12-14-4-1-0010

                  22724                                65-032-2-37-12-14-4-2-0010

                  22725                                65-032-2-37-12-14-4-3-0010

                  22726                                65-032-2-37-12-14-4-4-0010

2.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section one (1), Township thirty-

     nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin; excepting the following described parcel in the NE ¼ of NW ¼:  Beginning at the Northeast corner of the NW ¼ of

     NW ¼ of said Section, Township and range; thence East, along the Section line, 350 feet to the point of beginning; thence South, parallel with the East line of said NW ¼ of NW ¼ of Section 1, 560 feet; thence

     East, parallel with the North line of said Section 1, 430 feet; thence North, parallel with the East line of said NW ¼ of NW ¼, 560 feet; and thence West, along the North section line, 430 feet to the point of beginning.

     Tax ID:  12169          Legacy PIN:  65-018-2-39-11-01-2-1-0010

3.  The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section one (1), Township thirty-

     nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

     Tax ID:  12174          Legacy PIN:  65-018-2-39-11-01-2-4-0010

4.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section one (1), Township thirty-

     nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

     Tax ID:  12176          Legacy PIN:  65-018-2-39-11-01-3-2-0010

5.  That part of the Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section two (2), Township thirty-nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin;

     excepting that portion sold under a Land Contract which is recorded as Document No. 181464 in

     Volume 220, page 400.

     Subject to an easement to the Wisconsin DNR recorded at Volume 36 of Miscellaneous, page 601.

     Tax ID:  12185          Legacy PIN:  65-018-2-39-11-02-1-1-0010

6.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼) of Section two (2), Township thirty-nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

     Tax ID:  12187          Legacy PIN:  65-018-2-39011-02-1-2-0010

7.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); and

     The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼), all of Section four (4), Township thirty-

     nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

     Tax ID:  12230          Legacy PIN:  65-018-2-39-11-04-2-3-0010

                  12231                                65-018-2-39-11-04-2-4-0010

8.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); and

     The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); all of Section four (4), Township thirty-

     nine (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

     Tax ID:  12232          Legacy PIN:  65-018-2-39-11-04-3-1-0010

                  12233                                65-018-2-39-11-04-3-2-0010

9.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section twenty-six (26), Township forty (40) North, Range twelve (12) West, in the Town of Trego, Washburn County, Wisconsin.

     Tax ID:  28196          Legacy PIN:  65-042-2-40-12-26-2-2-0010

10.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼); and

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼), all of Section twenty-six (26), Township forty (40) North, Range twelve (12) West, in the Town of Trego, Washburn County, Wisconsin.

       Tax ID:  28201          Legacy PIN:  65-042-2-40-12-26-3-3-0010

                    28200                               65-042-2-40-12-26-3-2-0010

11.  The East one-half (E ½) of the Southwest quarter (SW ¼) of Section twenty-six (26), Township forty (40)

       North, Range twelve (12) West, in the Town of Trego, Washburn County, Wisconsin.

       Tax ID:  28202          Legacy PIN:  65-042-2-40-12-26-3-4-0010

                    28199                               65-042-2-40-12-26-3-1-0010

12.  The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼), lying West of the Railroad right-of-way;

       and

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼), lying West of the Railroad right-of-way;

       all in Section twenty-six (26), Township forty (40) North, Range twelve (12) West, in the Town of Trego,

       Washburn County, Wisconsin.

       Tax ID:  28206          Legacy PIN:  65-042-2-40-12-26-4-3-0010

                    28205                               65-042-2-40-12-26-4-2-0020

13.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼);

       The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼), all of Section thirty-three (33), Township forty (40) North, Range eleven (11) West, in the Town of Springbrook, Washburn County, Wisconsin.

       Tax ID:  25406          Legacy PIN:  65-036-2-40-11-33-3-1-0010

                    25410                               65-036-2-40-11-33-4-1-0010

                    25411                               65-036-2-40-11-33-4-2-0010

14.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section thirty-three (33), Township forty (40) North, Range eleven (11) West, in the Town of Springbrook, Washburn County, Wisconsin.

       Tax ID:  25409          Legacy PIN:  65-036-2-40-11-33-3-4-0010

15.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section thirty-four (34), Township forty-

       one (41) North, Range thirteen (13) West, in the Town of Chicog, Washburn County, Wisconsin.

       Tax ID:  12101          Legacy PIN:  65-016-2-41-13-34-4-1-0010

16.  The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼), all of Section thirty-four (34), Township forty-one (41) North, Range thirteen (13) West, in the Town of Chicog, Washburn County, Wisconsin.

       Tax ID:  12103          Legacy PIN:  65-016-2-41-13-34-4-3-0010

                    12104                                65-016-2-41-13-34-4-4-0010

17.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20829          Legacy PIN:  65-030-2-42-13-02-2-1-0010

18.  The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20832          Legacy PIN:  65-030-2-42-13-02-2-4-0010

19.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20830          Legacy PIN:  65-030-2-42-13-02-2-2-0010

20.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20831          Legacy PIN:  65-030-2-42-13-02-2-3-0010

21.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20833          Legacy PIN:  65-030-2-42-13-02-3-1-0010

22.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20834          Legacy PIN:  65-030-2-42-13-02-3-2-0010

23.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20835          Legacy PIN:  65-030-2-42-13-02-3-3-0010

24.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20836          Legacy PIN:  65-030-2-42-13-02-3-4-0010

25.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); and

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) all of Section two (2), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20838          Legacy  PIN:  65-030-2-42-13-02-4-2-0010

                    20839                                 65-030-2-42-13-02-4-3-0010

26.  The Northeast quarter (NE ¼) of Section three (3), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20841          Legacy PIN   65-030-2-42-13-03-1-1-0010

                    20842                                65-030-2-42-13-03-1-2-0010

                    20843                                65-030-2-42-13-03-1-3-0010

                    20844                                65-030-2-42-13-03-1-4-0010

27.  The Northwest quarter (NW ¼) of Section three (3), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20845          Legacy PIN:  65-030-2-42-13-03-2-1-0010

                    20846                                65-030-2-42-13-03-2-2-0010

                    20847                                65-030-2-42-13-03-2-3-0010

                    20848                                65-030-2-42-13-03-2-4-0010

28.  The Southwest quarter (SW ¼) of Section three (3), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20849          Legacy PIN:  65-030-2-42-13-03-3-1-0010

                    20850                                65-030-2-42-13-03-3-2-0010

                    20851                                65-030-2-42-13-03-3-3-0010

                    20852                                65-030-2-42-13-03-3-4-0010

29.  The Southeast quarter (SE ¼) of Section three (3), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20853          Legacy PIN:  65-030-2-42-13-03-4-1-0010

                    20854                                65-030-2-42-13-03-4-2-0010

                    20855                                65-030-2-42-13-03-4-3-0010

                    20856                                65-030-2-42-13-03-4-4-0010

30.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼); and

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼), all of Section four (4), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20857          Legacy PIN:  65-030-2-42-13-04-1-1-0010

                    20890                                65-030-2-42-13-04-1-4-0010

31.  The Southwest quarter (SW ¼) of Section four (4), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20900          Legacy PIN:  65-030-2-42-13-04-3-1-0010

                    20901                                65-030-2-42-13-04-3-2-0010

                    20902                                65-030-2-42-13-04-3-3-0010

                    20903                                65-030-2-42-13-04-3-4-0010

32.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼);

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼), all of Section four (4), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20905          Legacy PIN:  65-030-2-42-13-04-4-2-0010

                    20906                                65-030-2-42-13-04-4-3-0010

                    20907                                65-030-2-42-13-04-4-4-0010

33.  The Northeast quarter (NE ¼) of Section eight (8), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21030          Legacy PIN:  65-030-2-42-13-08-1-1-0010

                    21031                                65-030-2-42-13-08-1-2-0010

                    21032                                65-030-2-42-13-08-1-3-0010

                    21033                                65-030-2-42-13-08-1-4-0010

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼);

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼), and

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼), all of Section eight (8), Township forty-

        two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21047          Legacy PIN:  65-030-2-42-13-08-2-4-0010

                    21048                                65-030-2-42-13-08-3-1-0010

                    21049                                65-030-2-42-13-08-3-2-0010

34.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

       The Northwest quarter (NW ¼) of the Southeast quarter SE ¼), all of Section eight (8), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21067          Legacy PIN:  65-030-2-42-13-08-4-1-0010

                    21068                                65-030-2-42-13-08-4-2-0010

35.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼); and

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼), all of Section nine (9), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21073          Legacy PIN:  65-030-2-42-13-09-1-2-0010

                    21074                                65-030-2-42-13-09-1-3-0010

36.  The Northwest quarter (NW ¼) of Section nine (9), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21076          Legacy PIN:  65-030-2-42-13-09-2-1-0010

                    21077                                65-030-2-42-13-09-2-2-0010

                    21078                                65-030-2-42-13-09-2-3-0010

                    21079                                65-030-2-42-13-09-2-4-0010

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section nine (9), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21080          Legacy PIN:  65-030-2-42-13-09-3-1-0010

37.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

       The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼), all of Section nine (9), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21081          Legacy PIN:  65-030-2-42-13-09-3-2-0010

                    21082                                65-030-2-42-13-09-3-3-0010

38.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section nine (9), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21083          Legacy PIN:  65-030-2-42-13-09-3-4-0010

39.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); and

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); all of Section nine (9), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21085          Legacy PIN:  65-030-2-42-13-09-4-2-0010

                    21086                                65-030-2-42-13-09-4-3-0010

40.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section thirteen (13), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21344          Legacy PIN:  65-030-2-42-13-13-4-1-0010

                    21348                                65-030-2-42-13-13-4-4-0010

41.  The Northeast quarter (NE ¼) of Section fifteen (15), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21398          Legacy PIN:  65-030-2-42-13-15-1-1-0010

                    21399                                65-030-2-42-13-15-1-2-0010

                    21400                                65-030-2-42-13-15-1-3-0010

                    21401                                65-030-2-42-13-15-1-4-0010

42.  The Northwest quarter (NW ¼) of Section fifteen (15), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21402          Legacy PIN:  65-030-2-42-13-15-2-1-0010

                    21403                                65-030-2-42-13-15-2-2-0010

                    21404                                65-030-2-42-13-15-2-3-0010

                    21405                                65-030-2-42-13-15-2-4-0010

43.  The Southwest quarter (SW ¼) of Section fifteen (15), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21406          Legacy PIN:  65-030-2-42-13-15-3-1-0010

                    21407                                65-030-2-42-13-15-3-2-0010

                    21408                                65-030-2-42-13-15-3-3-0010

                    21409                                65-030-2-42-13-15-3-4-0010

44.  The Southeast quarter (SE ¼) of Section fifteen (15), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21410          Legacy PIN:  65-030-2-42-13-15-4-1-0010

                    21411                                65-030-2-42-13-15-4-2-0010

                    21412                                65-030-2-42-13-15-4-3-0010

                    21413                                65-030-2-42-13-15-4-4-0010

45.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section seventeen (17), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21436          Legacy PIN:  65-030-2-42-13-17-1-1-0010

46.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

        The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section seventeen (17), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21461          Legacy PIN:  65-030-2-42-13-17-3-2-0010

         21462

    65-030-2-42-13-17-3-3-0010

47.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼); and

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼), all of Section eighteen (18), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21468          Legacy PIN:  65-030-2-42-13-18-1-1-0010

                    21476                                65-030-2-42-13-18-1-4-0010

48.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section eighteen (18), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21493          Legacy PIN:  65-030-2-42-13-18-3-4-0010

49.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼);

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼); all of Section eighteen (18), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21494          Legacy PIN:  65-030-2-42-13-18-4-1-0010

                    21496                                65-030-2-42-13-18-4-3-0010

                    21497                                65-030-2-42-13-18-4-4-0010

50.  The Northeast quarter (NE ¼) of Section ten (10), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21088          Legacy PIN:  65-030-2-42-13-10-1-1-0010

                    21089                                65-030-2-42-13-10-1-2-0010

                    21090                                65-030-2-42-13-10-1-3-0010

                    21091                                65-030-2-42-13-10-1-4-0010

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼);

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

       The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼), all of Section ten (10), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21097          Legacy PIN:  65-030-2-42-13-10-3-1-0010

                    21098                                65-030-2-42-13-10-3-2-0010

                    21099                                65-030-2-42-13-10-3-3-0010

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼);

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼), all of Section ten (10), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21104          Legacy PIN:  65-030-2-42-13-10-4-2-0010

                    21105                                65-030-2-42-13-10-4-3-0010

                    21106                                65-030-2-42-13-10-4-4-0010

51.  The Northeast quarter (NE ¼) of Section nineteen (19), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21498          Legacy PIN:  65-030-2-42-13-19-1-1-0010

                    21499                                65-030-2-42-13-19-1-2-0010

                    21500                                65-030-2-42-13-19-1-3-0010

                    21501                                65-030-2-42-13-19-1-4-0010

52.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section nineteen (19), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21503          Legacy PIN:  65-030-2-42-13-19-2-2-0010

53.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section nineteen (19), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21508          Legacy PIN:  65-030-2-42-13-19-3-3-0010

54.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼);

       The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼);

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

       The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼), all of Section nineteen (19), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21509          Legacy PIN:  65-030-2-42-13-19-3-4-0010

                    21510                                65-030-2-42-13-19-4-1-0010

                    21512                                65-030-2-42-13-19-4-3-0010

                    21513                                65-030-2-42-13-19-4-4-0010

55.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section nineteen (19), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21511          Legacy PIN:  65-030-2-42-13-19-4-2-0010

56.  The Northeast quarter (NE ¼) of Section twenty (20), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21514          Legacy PIN:  65-030-2-42-13-20-1-1-0010

                    21515                                65-030-2-42-13-20-1-2-0010

                    21516                                65-030-2-42-13-20-1-3-0010

                    21517                                65-030-2-42-13-20-1-4-0010

57.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼); and

       The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼), all of Section twenty (20), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21518          Legacy PIN:  65-030-2-42-13-20-2-1-0010

                    21519                                65-030-2-42-13-20-2-2-0010

58.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); and

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty (20), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21520          Legacy PIN:  65-030-2-42-13-20-2-3-0010

                    21521                                65-030-2-42-13-20-2-4-0010

59.  The Southwest quarter (SW ¼) of Section twenty (20), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21522          Legacy PIN:  65-030-2-42-13-20-3-1-0010

                    21523                                65-030-2-42-13-20-3-2-0010

                    21524                                65-030-2-42-13-20-3-3-0010

                    21525                                65-030-2-42-13-20-3-4-0010

60.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼), all of Section twenty (20), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21526          Legacy PIN:  65-030-2-42-13-20-4-1-0010

                    21527                                65-030-2-42-13-20-4-2-0010

61.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼); and

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼), all of Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21531          Legacy PIN:  65-030-2-42-13-21-1-2-0010

                    21532                                65-030-2-42-13-21-1-3-0010

62.  The Northwest quarter (NW ¼) of Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21534          Legacy PIN:  65-030-2-42-13-21-2-1-0001

                    21535                                65-030-2-42-13-21-2-2-0010

                    21536                                65-030-2-42-13-21-2-3-0010

                    21537                                65-030-2-42-13-21-2-4-0010

63.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21538          Legacy PIN:  65-030-2-42-13-21-3-1-0010

64.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21539          Legacy PIN:  65-030-2-42-13-21-3-2-0010

65.  The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21542          Legacy PIN:  65-030-2-42-13-21-3-4-0010

66.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼); and

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty-five (25), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21696          Legacy PIN:  65-030-2-42-13-25-2-1-0010

                    21699                                65-030-2-42-13-25-2-4-0010

67.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section twenty-eight (28), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  21974          Legacy PIN:  65-030-2-42-13-28-2-1-0010

68.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); and

       The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼), all of Section twenty-eight (28),

       Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County,

       Wisconsin.

       Tax ID:  21976          Legacy PIN:  65-030-2-42-13-28-2-3-0010

                    21975                                65-030-2-42-13-28-2-2-0010

69.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼); and

       The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼), all of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22020          Legacy PIN:  65-030-2-42-13-29-1-1-0010

                    22022                                65-030-2-42-13-29-1-3-0010

70.  The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22023          Legacy PIN:  65-030-2-42-13-29-1-4-0010

71.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼) of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22024          Legacy PIN:  65-030-2-42-13-29-2-1-0010

72.  The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22027          Legacy PIN:  65-030-2-42-13-29-2-4-0010

73.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼);

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼);

       The Southeast quarter (SE ¼) of the Southwest quarter (SW ¼); and

       The Southeast quarter (SE ¼), all of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22028          Legacy PIN:  65-030-2-42-13-29-3-1-0010

                    22029                                65-030-2-42-13-29-3-2-0010

                    22031                                65-030-2-42-13-29-3-4-0010

                    22032                                65-030-2-42-13-29-4-1-0010

                    22033                                65-030-2-42-13-29-4-2-0010

                    22034                                65-030-2-42-13-29-4-3-0010

                    22035                                65-030-2-42-13-29-4-4-0010

74.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22030          Legacy PIN:  65-030-2-42-13-29-3-3-0010

75.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼); and

       The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼), all of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22036          Legacy PIN:  65-030-2-42-13-30-1-1-0010

                    22037                                65-030-2-42-13-30-1-2-0010

76.  The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼); and

       The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼), all of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22038          Legacy PIN:  65-030-2-42-13-30-1-3-0010

                    22043                                65-030-2-42-13-30-2-4-0010

77.  The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼); and

       The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼), all of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22039          Legacy PIN:  65-030-2-42-13-30-1-4-0010

                    22040                                65-030-2-42-13-30-2-1-0010

78.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼) of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22041          Legacy PIN:  65-030-2-42-13-30-2-2-0010

79.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22042          Legacy PIN:  65-030-2-42-13-30-2-3-0010

80.  The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); and

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); all of Section thirty (30), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22044          Legacy PIN:  65-030-2-42-13-30-3-1-0010

                    22049                                65-030-2-42-13-30-4-2-0010

81.  The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

       The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼); all of Section thirty (30), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22045          Legacy PIN:  65-030-2-42-13-30-3-2-0010

                    22046                                65-030-2-42-13-30-3-3-0010

82.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section thirty-one (31), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22052          Legacy PIN: 65-030-2-42-13-31-1-1-0010

83.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section thirty-one (31), Township forty-two (42) North, Range twelve (12) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  20484          Legacy PIN:  65-030-2-42-12-31-3-3-0010

84.  The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼) of Section thirty-two (32), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22068          Legacy PIN:  65-030-2-42-13-32-1-1-0010

85.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼);

       The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼);

       The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼); and

       The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); all of Section thirty-two (32), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22069          Legacy PIN:  65-030-2-42-13-32-1-2-0010

                    22072                                65-030-2-42-13-32-2-1-0010

                    22073                                65-030-2-42-13-32-2-2-0010

        22074

    65-030-2-42-13-32-2-3-0010

86.  The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼) of Section thirty-two (32), Township forty-

       two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22071          Legacy PIN:  65-030-2-42-13-32-1-4-0010

87.  The Southeast quarter (SE ¼) of the Northwest quarter (NW ¼); and

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼), all of Section thirty-two (32), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22075          Legacy PIN:  65-030-2-42-13-32-2-4-0010

         22076

    65-030-2-42-13-32-3-1-0010

88.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼) of Section thirty-two (32), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22086          Legacy PIN:  65-030-2-42-13-32-4-1-0010

89.  The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

       The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); all of Section thirty-three (33), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22124          Legacy PIN:  65-030-2-42-13-33-4-1-0010

                    22125                                65-030-2-42-13-33-4-2-0010

90.  Government Lot four (4);

       The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼);

       Government Lot three (3); and

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section thirty-three (33), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22103          Legacy PIN:  65-030-2-42-13-33-1-3-0010

                    22104                                65-030-2-42-13-33-1-4-0010

                    22120                                65-030-2-42-13-33-3-1-0010

                    22121                                65-030-2-42-13-33-3-2-0010

91.  The Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) of Section thirty-five (35), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22162          Legacy PIN:  65-030-2-42-13-35-3-3-0010

92.  Government Lot nine (9) of Section thirty-five (35), Township forty-two (42) North, Range thirteen (13)

       West, in the Town of Minong, Washburn County, Wisconsin; excepting for the platted lands in Lake

       Estates Subdivision recorded in Volume 201 on page 780.

       Tax ID:  22163          Legacy PIN:  65-030-2-42-13-35-3-4-0010

93.  The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼) of Section thirty-six (36), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22197          Legacy PIN:  65-030-2-42-13-36-1-3-0010

94.  The Northwest quarter (NW ¼) of Section thirty-six (36), Township forty-two (42) North, Range thirteen

       (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22199          Legacy PIN:  65-030-2-42-13-36-2-1-0010

                    22200                                65-030-2-42-13-36-2-2-0010

                    22201                                65-030-2-42-13-36-2-3-0010

                    22202                                65-030-2-42-13-36-2-4-0010

95.  That part of The Southwest quarter (SW ¼) (including Government Lot three (3) and the Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) and the Southeast quarter (SE ¼) of the Southwest quarter (SW ¼) of Section thirty-six (36), Township forty-two (42) North, Range thirteen (13) West, in the

       Town of Minong, Washburn County, Wisconsin; excepting that part of the SW ¼, platted as the Twin

       Lakes Heights Subdivision.  Said Subdivision recorded at the Washburn County Register of Deeds office on September 9, 1974, in envelopes 40A and 41; and excepting Lots 1 and 2 of Certified Survey Maps as

       Document No. 152187, recorded October 2, 1973 in Volume 2 of Certified Survey Maps on page 225, in said Register’s office.

       The property being described is more particularly described as follows:

       Commencing at the S ¼ corner of Section 36, Township 42 North, Range 13 West, Town of Minong,

       Washburn County, Wisconsin; thence North 0° 57’ East, 300.00 feet to the point of beginning; thence

       North 89° 30’ West, 1432.00 feet; thence North 8° 55’ 30” West, 622.91 feet; thence South 84° 27’ West,

       100.00 feet; thence North 5° 33’ West, 466.00 feet; thence North 4° 40’ West, 417.19 feet; thence South

       89° 18’ 15” West, 399.64 feet; thence North 1° 31’ West, 766.00 feet to the North line of said SW ¼;

       thence North 89° 18’ East, 2165.43 feet along the North line of said SW ¼ to the Northeast corner thereof; and thence South 0° 57’ West, 2285. 44 feet on the East line of said SW ¼ to the point of beginning; and

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼) of Section thirty-six (36), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22207          Legacy PIN:  65-030-2-42-13-36-3-3-0020

                    22203                                65-030-2-42-13-36-3-1-0010

                    22204                                65-030-2-42-13-36-3-2-0010

                    22235                                65-030-2-42-13-36-3-4-0010

96.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); and

       The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); all of Section thirty-six (36), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

       Tax ID:  22237          Legacy PIN:  65-030-2-42-13-36-4-2-0010

                    22238                                65-030-2-42-13-36-4-3-0010

97.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼) of Section five (5), Township forty-

       one (41) North, Range twelve (12) West, in the Township of Chicog, Washburn County, Wisconsin.

       Tax ID:  9379          Legacy PIN:  65-016-2-41-12-05-2-3-0010

98.  That part of Government Lot four (4) lying West of the Town Road in Section five (5), Township forty-

       one (41) North, Range twelve (12) West, in the Township of Chicog, Washburn County, Wisconsin.

       Tax ID:  9378          Legacy PIN:  65-016-2-41-12-05-2-2-0030

99.  The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼);

       The South one-half (S ½) of the Northwest quarter (NW ¼);

       The Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

       The Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); all in Section one (1), Township forty-

       one (41) North, Range thirteen (13) West, in the Township of Chicog, Washburn County, Wisconsin.

       Tax ID:  9558          Legacy PIN:  65-016-2-41-13-01-2-1-0010

9575

65-016-2-41-13-01-2-3-0010

9576

65-016-2-41-13-01-2-4-0010

9577

65-016-2-41-13-01-3-2-0010

                     9578                               65-016-2-41-13-01-3-1-0010

100.  The East one-half (E ½) of the Southwest quarter (SW ¼) of Section seventeen (17), Township forty-

         two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21460          Legacy PIN:  65-030-2-42-13-17-3-1-0010

                      21463                                65-030-2-42-13-17-3-4-0010

101.  The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of Section twenty (20), Township forty-

         two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21529          Legacy PIN:  65-030-2-42-13-20-4-4-0010

102.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼);

         The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼);

         The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

         The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼); all in Section twenty-one (21), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  21544          Legacy PIN:  65-030-2-42-13-21-4-2-0010

                      21543                                65-030-2-42-13-21-4-1-0010

                      21545                                65-030-2-42-13-21-4-3-0010

                      21533                                65-030-2-42-13-21-1-4-0010

103.  The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼);

         The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼);

         The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼);

         The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼);

         The Northeast quarter (NE ¼) of the Northeast quarter (NE ¼); and

         The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼); all in Section twenty-two (22), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  21561          Legacy PIN:  65-030-2-42-13-22-2-3-0010

                      21556                                65-030-2-42-13-22-1-2-0010

                      21558                                65-030-2-42-13-22-1-4-0010

                      21560                                65-030-2-42-13-22-2-2-0010

                      21555                                65-030-2-42-13-22-1-1-0010

                      21559                                65-030-2-42-13-22-2-1-0010

104.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼); and

         The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); all in Section twenty-three (23),

         Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  21629          Legacy PIN:  65-030-2-42-13-23-2-2-0010

                      21630                                65-030-2-42-13-23-2-3-0010

105.  The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); and

         That part of Government Lot two (2) described as follows:

         Beginning at the Southwest corner of said Government Lot 2; thence East on the South line of said

         Government Lot 2, a distance of 950 feet; thence North on a line parallel with the West line of said

         Government Lot 2 for a distance of 858 feet; thence East on a line parallel with the North line of said

         Government Lot 2 to the water’s edge of Sleepy-eye Lake; thence Northerly and Easterly along the water’s edge to the intersection with the North line of said Government Lot 2; thence West on the North line of said Government Lot 2 to the Northwest corner thereof; thence South on the West line of

         Government Lot 2 to the point of beginning; all in Section twenty-four (24), Township forty-two (42)

         North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21664           Legacy PIN:  65-030-2-42-13-24-4-2-0010

                      21665                                 65-030-2-42-13-24-4-3-0010

106.  The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

         The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼); all of Section twenty-six (26), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  21833          Legacy PIN:  65-030-2-42-13-26-4-3-0010

                      21834                                65-030-2-42-13-26-4-4-0010

107.  Government Lot seven (7), in Section twenty-eight (28), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin; excepting Grand View

         Park Plat and further excepting that parcel described as follows:

         Commencing at the Northeast corner of said Government Lot 7; thence South on the Section line 56 rods; thence in a Southerly direction to the water’s edge of Lake Nancy to a point 46 rods Southwest along lake shore from place of beginning; thence Northeasterly along water’s edge to the place of beginning.

         Tax ID:  21948          Legacy PIN:  65-030-2-42-13-28-1-2-0060

108.  The Northwest quarter (NW ¼) of the Northwest quarter (NW ¼); and

         The Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); all in Section thirty (30), Township forty-two (42) North, Range twelve (12) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  20351          Legacy PIN:  65-030-2-42-12-30-2-2-0010

                      20352                                65-030-2-42-12-30-2-3-0010

109.  Government Lots one (1) and two (2) of Section thirty-five (35), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin; excepting that portion platted as Lake Estates Subdivision.

         Tax ID:  22164          Legacy PIN:  65-030-2-42-13-35-4-1-0010

                      22196                               65-030-2-42-13-35-4-3-0010

110.  The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼);

         The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

         The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼); all in Section thirty-six (36), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  22239          Legacy PIN:  65-030-2-42-13-36-4-4-0010

                      22236                                65-030-2-42-13-36-4-1-0010

                      22198                                65-030-2-42-13-36-1-4-0010

111.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼), Section Twelve (12), Township Forty

         (40) North, Range Eleven (11) West, in the Town of Spring Brook, Washburn County, Wisconsin.

         Easement two rods in width across the North side of the NE ¼ of the NE ¼, Section 12, Township 40

        North, Range 11 West, lying West of U.S. Highway 63, for ingress and egress.

         Tax ID:  24534          Legacy PIN:  65-036-2-40-11-12-1-2-0010

112.  The Southwest quarter (SW ¼) of Section sixteen (16), Township forty-two (42) North, Range thirteen

         (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21428          Legacy PIN:  65-030-2-42-13-16-3-1-0010

                      21429

      65-030-2-42-13-16-3-2-0010

                      21430

                  65-030-2-42-13-16-3-3-0010

                      21431

                  65-030-2-42-13-16-3-4-0010

113.  The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼); and The Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section eighteen (18), Township forty-two (42) North, Range thirteen

         (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21475          Legacy PIN:  65-030-2-42-13-18-1-3-0010

                      21495

      65-030-2-42-13-18-4-2-0010

114.  The Southwest quarter (SW ¼) of the Southeast quarter (SE ¼) of Section twenty (20), Township forty-

         two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  21528          Legacy PIN:  65-030-2-42-13-20-4-3-0010

115.  The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼) of Section twenty-nine (29), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin.

         Tax ID:  22021           Legacy PIN:  65-030-2-42-13-29-1-2-0010

116.  Government Lots eight (8) and three (3) of Section thirty-five (35), Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County, Wisconsin.

         Tax ID:  22161          Legacy PIN:  65-030-2-42-13-35-3-2-0010

                      22195                                65-030-2-42-13-35-4-2-0010

117.  That part of the Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section thirteen (13),

         Township forty-two (42) North, Range thirteen (13) West, in the Township of Minong, Washburn County,

         Wisconsin, lying West of County Highway “I”.

         Tax ID:  21316          Legacy PIN:  65-030-2-42-13-13-2-4-0010

118.  The Southwest quarter (SW ¼) of the Northeast quarter (NE ¼); The Southeast quarter (SE ¼) of the

         Northeast quarter (NE ¼); The Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); The

         Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); The Southwest quarter (SW ¼) of the

         Southeast quarter (SE ¼); The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼); Government

         Lot One (1) EXCEPTING Lots 1 and 2 of Certified Survey Map No. 2731 recorded in Volume 12, page

         74 as Document No. 274885,

         A 66 foot wide road easement located within Government Lot 1 and the Southwest Quarter of the

         Northeast Quarter (SW ¼ NE ¼) of Section Seventeen (17), Township Forty-two (42) North, Range

         Thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin, for ingress and egress to

         Scovil Lake Road, a town road, the centerline of the easement is described as follows:  Commencing at the monumented Northeast corner of Section 17; thence N. 89° 23’ 44” W., along the North line of said section 1992.23 feet to an iron pipe; thence S. 01° 35’ 23” W. 260.37 ft., to a point in the centerline of

         Scovil Lake Road, a town road; thence S. 57° 09’ 24” W., along said centerline 196.81 feet to a point in said centerline; thence continuing along said centerline S. 63° 35’ 05” W. 251.86 ft., to the point of beginning; thence S. 26° 10’ 34” W. 195.86 ft., to a point; all in Section Seventeen (17), Township Forty-

         two (42) North, Range Thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

         Tax ID:  21442          Legacy PIN:  65-030-2-42-13-17-1-3-0010

                      21443

      65-030-2-42-13-17-1-4-0010

                      21464

                 65-030-2-42-13-17-4-1-0010

                      21465

                 65-030-2-42-13-17-4-2-0010

                      21466

                 65-030-2-42-13-17-4-3-0010

                      21467

                 65-030-2-42-13-17-4-4-0010

                      21437

                 65-030-2-42-13-17-1-2-0010

119.

Southeast quarter (SE ¼) of the Northwest quarter (NW ¼); and

Northwest quarter (NW ¼) of the Southwest quarter (SW ¼) of Section four (4),

Township thirty-nine   (39) North, Range eleven (11) West, in the Town of Crystal, Washburn County, Wisconsin.

Tax ID:  12231

Legacy PIN:

65-018-2-39-11-04-2-4-2210

   12233

65-018-2-39-11-04-3-2-1110

120.

Northeast quarter (NE ¼) of the Northwest quarter (NW ¼); and

Southeast quarter (SE ¼) of the Northwest quarter (NW ¼) of Section thirty-three (33), Township forty   (40) North, Range eleven (11) West, in the Town of Springbrook, Washburn County, Wisconsin.

Tax ID:  25399

Legacy PIN:

65-036-2-40-11-33-2-1-0010

   25403

65-036-2-40-11-33-2-4-0010

121.

Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

Northwest quarter (NW ¼) of the Southeast quarter (SE ¼) of Section ten (10), Township forty-one   (41) North, Range thirteen (13) West, in the Town of Chicog, Washburn County, Wisconsin.

Tax ID:  10352

Legacy PIN:

65-016-2-41-13-10-4-1-0010

   10353

65-016-2-41-13-10-4-2-0010

122.

Northwest fractional quarter (NW fr’l ¼) of the Northwest fractional quarter (NW

fr’l ¼) of Section five   (5), Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn   County, Wisconsin.

Tax ID:  20911

Legacy PIN:

65-030-2-42-13-05-2-2-0010

123.

Northeast fractional quarter (NE fr’l ¼) of the Northeast fractional quarter (NE fr’l ¼);

Northwest fractional quarter (NW fr’l ¼) of the Northeast fractional quarter (NE fr’l ¼);

Southwest quarter (SW ¼) of the Northeast fractional quarter (NE fr’l ¼);

Southeast quarter (SE ¼) of the Northeast fractional quarter (NE fr’l ¼);

Northeast fractional quarter (NE fr’l ¼) of the Northwest fractional quarter (NW fr’l ¼);

Northwest fractional quarter (NW fr’l ¼) of the Northwest fractional quarter (NW fr’l ¼);

Southwest fractional quarter (SW fr’l ¼) of the Northwest fractional quarter (NW fr’l ¼);

Southeast quarter (SE ¼) of the Northwest fractional quarter (NW fr’l ¼);

Northeast quarter (NE ¼) of the Southwest fractional quarter (SW fr’l ¼);

Northwest fractional quarter (NW fr’l ¼) of the Southwest fractional quarter (SW fr’l ¼);

Southwest fractional quarter (SW fr’l ¼) of the Southwest fractional quarter (SW fr’l ¼);

Southeast quarter (SE ¼) of the Southwest fractional quarter (SW fr’l ¼);

Northeast quarter (NE ¼) of the Southeast quarter (SE ¼);

Northwest quarter (NW ¼) of the Southeast quarter (SE ¼);

Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); and

The Southeast quarter (SE ¼) of the Southeast quarter (SE ¼); EXCEPTING the South two hundred   eighteen (218) feet of the East two hundred (200) feet thereof; all in Section six (6), Township forty-  two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

Tax ID:  20976

Legacy PIN:

65-030-2-42-13-06-1-1-0010

   20977

65-030-2-42-13-06-1-2-0010

   20978

65-030-2-42-13-06-1-3-0010

   20979

65-030-2-42-13-06-1-4-0010

   20980

65-030-2-42-13-06-2-1-0010

   20981

65-030-2-42-13-06-2-2-0010

   20982

65-030-2-42-13-06-2-3-0010

   20983

65-030-2-42-13-06-2-4-0010

   20984

65-030-2-42-13-06-3-1-0010

   20985

65-030-2-42-13-06-3-2-0010

   20986

65-030-2-42-13-06-3-3-0010

   20987

65-030-2-42-13-06-3-4-0010

   20988

65-030-2-42-13-06-4-1-0010

   20989

65-030-2-42-13-06-4-2-0010

   20990

65-030-2-42-13-06-4-3-0010

   20991

65-030-2-42-13-06-4-4-0010

124.

Northeast quarter (NE ¼) of the Northeast quarter (NE ¼);

Northeast quarter (NE ¼) of the Northwest fractional quarter (NW fr’l ¼);

Northwest fractional quarter (NW fr’l ¼) of the Northwest fractional quarter (NW fr’l ¼);

Southwest fractional quarter (SW fr’l ¼) of the Northwest fractional quarter (NW fr’l ¼);

Southeast quarter (SE ¼) of the Northwest fractional quarter (NW fr’ ¼), all in Section seven (7),   Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Marathon County,   Wisconsin.

Tax ID:  20993

Legacy PIN:

65-030-2-42-13-07-1-1-0010

   20997

65-030-2-42-13-07-1-1-0010

   20998

65-030-2-42-13-07-2-2-0010

   20999

65-030-2-42-13-07-2-3-0010

   21000

65-030-2-42-13-07-2-4-0010

125.

West one-half (W ½) of the Northeast quarter (NE ¼) of the Southeast quarter (SE ¼); and

Southeast quarter (SE ¼) of the Southwest quarter (SW ¼); EXCEPTING therefrom five acres situated   in the Southeast corner of the SW ¼ of said Section 10 which said five acres so excepted is more   specifically described as starting at the quarter corner between Section 10 and 15, Township 42 North   of Range 13 West and running thence Westerly along center of town road between Sections 10 and 15   (following the South line of said Section 10) for a distance of 558 feet to the point of beginning of the   excepted parcel; thence North 5 ½ degrees West for a distance of 594 feet; thence South 84 ½   degrees West for a distance of 367 feet; thence South 5 ½ degrees East for a distance of 594 feet;   thence North 84 ½ degrees for a distance of 367 feet; to the point of beginning, all in Section ten (10),   Township forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County,   Wisconsin.

Tax ID:   21103

Legacy PIN:

65-030-2-42-13-10-4-1-0010

   21100

65-030-2-42-13-10-3-4-0010

126.

Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); and

Southwest quarter (SW ¼) of the Southwest quarter (SW ¼), all in Section eleven (11), Township   forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County, Wisconsin.

Tax ID:   21160

Legacy PIN:

65-030-2-42-13-11-3-2-0010

   21161

65-030-2-42-13-11-3-3-0010

127.

Southwest quarter (SW ¼) of the Southwest quarter (SW ¼) in Section seventeen (17), Township   forty-two (42) North, Range thirteen (13) West, in the Town of Minong, Washburn County,   Wisconsin.

Tax ID:   21462

Legacy PIN:

65-030-2-42-13-17-3-3-0010

EXHIBIT B

ASSUMED CONTRACTS; PREPAID OBLIGATIONS; EQUIPMENT

Assumed Contracts

1

Seeding Management Agreement Contract between Seller and PRT USA Inc. effective January 25, 2011 for seedlings and related services.

2

Species and Habitat Conservation Agreement Karner Blue Butterfly between the State of Wisconsin Department of Natural Resources and Wausau Paper Specialty Products, LLC, executed October 20, 2009.

3.

The following unrecorded  documents which reflect grants to third parties in portions of the Property:

Reference	Document Title	Instrument Summary (Note- This column is not intended to be a thorough description of the rights of any party. The descriptions are for the sole purpose of identifying the document.)	Parties	Date
A	Letter from T.F. Michal to William Frahm	Three rod right of way to be used for building a public road	District Forest Manager (T.F. Michal) to Township of Wascott	October 8, 1957
B	Letter from Terrence F. Michal to William Frahm	Three rod right of way for road building purposes	District Forest Manager (Terrance F. Michal) to Township of Wascott	October 5, 1959
C	Letter from Terrence F. Michal to William Frahm	Three rod right of way	District Forest Manager (Terrence F. Michal) to Township of Wascott	August 11, 1959
D	Right of Way Easement for Public Road	Right of way easement for purpose of a public road	Mosinee Paper Corporation to Town of Wascott, Douglas County, Wisconsin	May 21, 1976
E	Right of Way for a Town Road	Right of entry for purpose of a town road to trim, cut, and keep clear all trees, limbs, and undergrowth along road	Mosinee Paper Corporation to Township of Wascott	June 24, 1974
F	Right of Way Easement for Town Road	Right of entry for purpose of a town road to trim, cut, and keep clear all trees, limbs, and undergrowth along road	Mosinee Paper Mills Company to Township of Wascott	May 24, 1965
G	Right of Way for a Public Road	Right of entry for purpose of a private road	Mosinee Paper Corporation to James A. Taylor of Hayward, Wisconsin	June 28, 1974
H	Right of Way Easement for Private Road	Right of way for purpose of a private road	Mosinee Paper Corporation to Winston C. Wolfe	February 18, 1988
I	Right of Way Easement for Village Street	Right of way for purpose of road construction and maintenance	Mosinee Paper Mills Company to Village of Solon Springs	August 17, 1965
J	Right of Way Easement for Public Road	Right of way for purpose of a public road	Mosinee Paper Corporation to Township of Solon Springs, Wisconsin	May 20, 1981
K	Easement for Private Road	Right of entry for purpose of a private road	Mosinee Paper Corporation to Barry A. Stanek and Lorraine K. Stanek	October 6, 1995
L	Right of Way Easement	Right of way	Mosinee Paper Mills Company to Risberg Land Company	June 29, 1954
M	Right of Way Easement for a Road	Right of way easement for purpose of road construction and maintenance	Mosinee Paper Mills Company to Risberg Land Company	February 5, 1968
N	Right of Way Easement	Right of way for purpose of road construction and maintenance	Mosinee Paper Mills Company to Risberg Land Company	May 27, 1959
O	Right of Way Easement for Public Road	Right of way for purpose of a public road	Mosinee Paper Corporation to PJT Partners	November 6, 1986
P	Right of Way Easement for Road	Right of way for purpose of an access road	Mosinee Paper Corporation to William M. Newsome	February 4, 1974
Q	Right of Way Easement for a Road	Right of entry for purpose of road construction and maintenance	Mosinee Paper Mills Company to Francis J. & Mary Ann Michel	November 18, 1966
R	Right of Way Easement for Public Road	Right of way for purpose of a public road	Mosinee Paper Corporation to PJT Partners	November 6, 1986
S	Right of Way Easement for a Road	Right of way for purpose of an access road	Mosinee Paper Mills Company to Elizabeth Hafer	September 11, 1970
T	Solon Springs, Wis. October 14, 1959	Right of entry for purpose of road construction and maintenance	Mosinee Paper Mills Company to George Lindquist	October 14, 1959
U	Right of Way Easement	Right of way easement for purpose of road construction and maintenance	Mosinee Paper Mills Company to John Liautaud	August 15, 1946
V	Right of Way Easement for Public Road	Right of way for purpose of a public road	Mosinee Paper Corporation to Richard L. Heinrich	August 24, 1983
W	Right of Way Easement for a Road	Right of way for purpose of road construction and maintenance	Mosinee Paper Mills Company to Indianhead Estates, Inc. of Brantwood, Wis.	August 7, 1967
X	Free Use Permit	Free use permit	Mosinee Paper Mills Company to Albert Bulford	September 30, 1949
Y	Right of Way Easement for Private Road	Right of way for purpose of a private road	Mosinee Paper Corporation to Frederick D. Johnson	November 9, 1987
Z	Right of Way Easement for a Road	Right of way for purpose of an access road	Mosinee Paper Mills Company to Gertrude & Herman Dittmer	October 16, 1969
AA	Solon Springs, Wis. July 9, 1958	Right to construct and maintain a right of way and to construct telephone or power lines on the right of way	Mosinee Paper Mills Company to James Carlson	July 9, 1958
BB	Right of Way Easement for Road	Right of way for purpose of a road	Mosinee Paper Corporation to Benson-Thompson, Inc. of Spooner, Wis.	July 16, 1984
CC	Right of Way Easement for Public Road	Right of way for purpose of a public road	Mosinee Paper Corporation to Town of Barnes	September 1, 1987
DD	Easement for Private Road	Right of way for purpose of a private road	Mosinee Paper Corporation to David C. Butler & Ruth Elaine Butler	(Note- This document is undated)
EE	Easement for Private Road	Right of way for purpose of a private road	Mosinee Paper Corporation to Antler King Trophy Producta Co.	June 9, 1995
FF	Untitled (Indenture)	Lease (99-year term)	Mosinee Paper Corporation to Northwestern Wisconsin Electric Company	February 13, 1973
GG	Lookout Tower Site Easement	Easement to construct, operate, and maintain a lookout tower and necessary telephone lines	Washburn County, Wisconsin, to State of Wisconsin	February 13, 1936
HH	Lookout Tower Site Easement	Right of entry to construct, operate, and maintain a lookout tower and radiotelephone equipment	Mosinee Paper Mills Company to State of Wisconsin	May 14, 1949
II	99 Year Lease	Lease (99-year term)	Mosinee Paper Mills Company to State of Wisconsin	May 3, 1952
JJ	Land Use Agreement	Easement for purpose of installation of a dry fire hydrant for drafting water	Mosinee Paper Company to Wascott Fire Department of Wascott, Wisconsin	June 27, 1989
KK	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
LL	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
MM	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
NN	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
OO	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
PP	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
QQ	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
RR	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
SS	Right of Way Easement for Utility Lines	Right of way for purpose of telecommunication’s transmissions	Wausau-Mosinee Paper Corporation to IPL Telecom (U.S.A.) Inc.	October 15, 1998
TT	Private Right of Way and Tree Trimming Permit	Right of way for purpose of erecting, constructing, patrolling, and maintaining poles wires, cables, anchors, storm fixtures, guys, and other appliances	Wausau Paper Mills Company to Alliance Telephone Company	March 2, 1953
UU	Private Right of Way and Tree Trimming Permit	Right of way for purpose of construction and permanently maintaining a transmission line	Wausau Paper Mills Company to Dahlberg Light and Power Company	July 19, 1948
VV	Easement for Right of Way and Tree Trimming Permit	Right of way for construction and maintenance of transmission lines, distribution lines, and secondary or service lines	Mosinee Paper Mills Company to Dahlberg Light & Power Company	July 2, 1954
XX	Gate Valve and Appurtenances Installation Receipt and Agreement	Perpetual easement to construct, operate, maintain, inspect, remove, replace, and reconstruct pipelines and all other equipment and appurtenances for the transportation of oil and other hydrocarbons	Mosinee Paper Corporation to Lakehead Pipe Line Company	February 27, 1998
YY	Right-of-Way Easement	Perpetual easement to erect, construct, install, and lay six-inch sanitary sewer force main to carry sewage	Mosinee Paper Corporation to Town of Gordon Sanitary District No. 1	November 20, 1992
ZZ	Right of Way Easement Grant	Right of way and perpetual easement for pipelines for oil and other liquid hydrocarbons	Mosinee Paper Mills Company to Bechtel Corporation	December 27, 1967
AAA	INTENTIONALLY DELETED
BBB	Land Use Agreement	Land use permitted for purpose of maintaining a cross-country ski trail	Mosinee Paper Corporation to Douglas county Forestry Department	January 13, 1988
CCC	Construction Permit	For US Highway 53 Project	Wausau Paper Mills, LLC to Wisconsin Department of Transportation	September 2, 2011
DDD	Permit for Cutting or Removing Firewood	For cutting and removing firewood	Wausau Paper Mills, LLC to Randy Hill	October 21, 2010
EEE	Permit for Cutting or Removing Firewood	For cutting and removing firewood	Wausau Paper Mills, LLC to Jerry Kaiser	August 1, 2011
FFF	Permit for Cutting or Removing Firewood	For cutting and removing firewood	Wausau Paper Mills, LLC to Mike Tremblay	October 3, 2011
GGG	Private Right of Way and Tree Trimming Permit	For access and tree trimming near transmission line	Mosinee Paper Mills Company to Dahlberg Light and Power Company	May 17, 1951
HHH	Right of Way Easement for Telephone and Power Lines	Access and utility easement	Mosinee Paper Corporation to Dahlberg Light and Power Inc.	Undated
III	INTENTIONALLY DELETED
JJJ	License Agreement	Recreational access and use	Wausau Paper Mills, LLC to Get-er-Done Recreational Club	September 14, 2011
KKK	INTENTIONALLY DELETED
LLL	Road Use Permit	Access to use roadway	Wausau Paper Mills, LLC to William Bailey	July 8, 2011
MMM	Road Use Permit	Access to use roadway	Wausau Paper Mills, LLC to Board of Commissioners of Public Lands	July 8, 2011
NNN	Road Use Permit	Access to use roadway	Wausau Paper Mills, LLC to Board of Commissioners of Public Lands	July 8, 2011
OOO	Road Use Permit	Access to use roadway	Wausau Paper Mills, LLC to Buckhorn Club	October 3, 2011
PPP	Letter from Terrence F. Michal to William Frahm	Three rod right of way	District Forest Manager (Terrence F. Michal) to Township of Wascott	July 2, 1959
QQQ	INTENTIONALLY DELETED
RRR	INTENTIONALLY DELETED
SSS	Road Use Permit	Access to use roadway	Wausau Paper Mills, LLC to Eau Claire Lakes Conservation Club	October 19, 2010

Prepaid Obligations

1.

Seller paid in March 2011 a 50% downpayment to PRT pursuant to the January 25, 2011 contract, for 2012 red pine seedlings and related services, in an amount equal to $37,200.  This prepaid obligation shall be credited by Buyer to Seller at Closing.

Equipment*

*Note that the Equipment transferred at Closing shall be materially consistent with the type, volume, and condition of the items described in the listing below.

Physical Inventory
Quantity	Item description (make and model)	Condition
6	Office desks	fair to good
1	36" stool (old)	fair
6	2-drawer file cabs	good
1	Coldspot window AC unit	good
1	Montgomery Ward windos AC unit	good
1	Chest file cab	good
1	1-drawer file cab	good
5	4-drawer file cabs (narrow kind)	good
1	5-drawer file cab (wide kind)	good
6	Office garbage cans	good
7	Office chairs	good
3	Recycle bins	good
1	Wall clock	good
1	Coffee maker	good
1 bx	Stick pins	new
misc	pens & pencils	used
38	Highlighters	new
Quantity	Item description (make and model)	Condition
20	Sharpies	new
5 rolls	Clear 2" packaging tape	new
15 rolls	Clear Scotch tape	new
3 bxs	Standard staples	new
20	AA Batteries	new
6	AAA Batteries	new
2 reams	Green paper	new
17 reams	Copy paper	new
2	Hole punch	good
4	File/paper desk racks	good
3	Staple removers	good
1 ream	11 x 17 paper	new
6 bxs	Binder clips	new
1	3-hole punch	good
6 reams	3-hole binder divider sheets	new
3 bxs	WP letterhead	new
500	WP 8 x 10 Envelopes	new
75	#10 Blank envelopes	new
1	Paper cutter	good
2 bxs	Paper clips	new
3	Desk tape dispensers	good
3	Calculators	good
4	Staplers	good
3	Glue sticks	good
3	Scissors	good
2	Rulers	fair
9 bxs	25 count - hanging folders	new
3 bxs	100 count - file folders	new
6	1" Binders	new
2	Printer stand (small table)	good
2	5' banquet tables	good
1	6' banquet table	good
2	little tables/stands	good
3	Kiddie fire extinguishers	good
2	Big fire extinguishers	good
misc	Tools (pliers', wrenches, etc)	fair
1	1000 gl LP tank	good
2	Jumper cables	good
3	Tire irons	good
5 bxs	Lumber crayons	good
2 tubes	Roof caulk	new
1	Caulk gun	new
3	Clipboards	good
4	Extension cords	fair
1	Gas can	fair
1	Vice	fair
1	Fire hose	fair
3	Toolboxes	fair
9	5 gl buckets	fair
Quantity	Item description (make and model)	Condition
20	Lockboxes for cutting jobs	good
2	misc chains	good
10	misc shovels	fair
3	Post hole diggers	fair
2	Rakes	fair
1	Push broom	fair
6	Wood pallets	fair
2	6' painter ladders	good
1	Small C-clamp	good
1	7 1/4" Black & Decker circular saw	good
1	Scissor jack	fair
4 bxs	4 ct - 1 gl tree marking paint - Blue	new
13 bxs	4 ct - 1 gl tree marking paint - Orange	new
6 bxs	4 ct - 1 gl tree marking paint - Red	new
2	1 gl tree marking paint - Orange	new
18	1 gl tree marking paint - Blue	new
17	1 gl tree marking paint - Red	new
30 pints	Log marking paint	new
40	30.5 fl oz tree marking paint	new
6 bxs	12 ct - Stake flags, Pink glo	new
14 bxs	12 ct - Stake flags, Blue glo	new
3	12 ct - Stake flags, Orange glo	new
1.5 gl	Paint thinner	good
2	Crank Seeder spreaders	good
1	Milk crate	good
12	5oz Tube markers	new
approx 425	"NO ATVs" signs	new
1	2.5 gl Handheld sprayer tank	good
3	Paper towel dispensers	new
71	Rolls toilet paper	new
14 pkgs	Bifold paper towels	new
1	Natural roll commercial paper toweling	new
27 bxs	Kleenex	new
approx 50	5" diameter, 10ft fence posts	fair

EXHIBIT C

SELLER’S REAL ESTATE CONDITION REPORT

See the attached Seller’s Real Estate Condition Reports for the Property.

WISCONSIN REALTORS® ASSOCIATION

4801 Forest Run Road

Madison, WI 53704

SELLER DISCLOSURE REPORT - VACANT LAND

PROPERTY OWNER: Wausau Paper Mills. LLC

PROPERTY ADDRESS: Vacant lands in Bayfield. Burnett, Douglas. and Washburn Counties in northwest Wisconsin.

OWNER HAS OWNED THE PROPERTY FOR 12+

 YEARS.

Wis. Admin. Code § RL 24.07(1)(a) requires listing brokers to Inspect the property and to "make inquiries of the seller on the condition of the structure, mechanical systems and other relevant aspects of the property.  The licensee shall request that the seller provide a written response to the licensee's Inquiry."  Wis. Admin. Code § RL 24.07(2) requires listing brokers to disclose all material adverse facts discovered in Broker's inspection or disclosed by Owner, in writing, in a timely manner, to all parties.  This Seller Disclosure Report is a tool designed to help the licensee fulfill these license law duties.  Owner's statements are a representation of Owner's knowledge of the Property's condition.  It is not a property condition warranty by the Owner or any agent of the Owner, nor is it a substitute for any inspections or testing buyer may wish to have done.  Buyer may, however, rely upon this Information in deciding whether or not, or upon what terms, to purchase the Property.  In this form, "defect" means a condition that would have a significant adverse effect on the value of the Property; that would significantly impair the health or safety of future occupants of the Property; or that if not repaired, removed or replaced would significantly shorten or adversely affect the expected normal life of the premises.

Are you aware of any of the following with regard to the Property?  "Aware" means to have notice or knowledge.

CIRCLE ONE ANSWER: Explain any "yes" or "unsure" answers In the blank lines following item (31).

1. Planned or commenced public improvements which may result in special assessments or otherwise materially affect the Property or the present use of the Property?		yes	X	no	unsure
2. Government agency or court order requiring repair, alteration or correction of any existing condition?		yes		no	unsure
3. Land division or subdivision for which required state or local approvals were not obtained?		yes	X	no	unsure
4. A portion of the Property in a floodplain, wetland or shoreland zoning area under local, state or federal regulations?	X	yes		no	unsure

5.   A portion of the Property being subject to. or in violation of, a Farmland Preservation Agreement under a County Farmland Preservation Plan, or enrolled in, or in violation of, a Forest Crop, Managed Forest,

Conservation Reserve or comparable program?

	X	yes		no	unsure

6.   Boundary or lot disputes, encroachments or encumbrances, a joint driveway or violation of fence laws

(Wis. Stat. ch. 90) (where one or both of the properties is used and occupied for farming or grazing)?

	X	yes		no	unsure
7. Material violations of environmental rules or other rules or agreements regulating the use of the Property?	X	yes		no	unsure
8. Conditions constituting a significant health risk or safety hazard for occupants of the Property?		yes	X	no	unsure
9. Underground storage tanks presently or previously on the Property for storage of flammable or combustible liquids, including but not limited to gasoline and heating oil?	X	yes		no	unsure

10. A defect or contamination caused by unsafe concentrations of, or unsafe conditions relating to, pesticides,

herbicides, fertilizer, radon, radium in water supplies, lead or arsenic in soil or other potentially hazardous or toxic substances on the premises?

		yes	X	no	unsure
11. Production of methamphetamine (meth) or other hazardous or toxic substances on the Property?		yes	X	no	unsure
12. High voltage electric (100 KV or greater) or steel natural gas transmission lines located on but not directly serving the Property?	X	yes		no	unsure

13. Defects In any well, including unsafe well water due to contaminants such as coliform, nitrates and atrazine,

and out-of-service wells and cisterns required to be abandoned (Wis. Adm. Code § NR 812.26)

but that are not closed/abandoned according to applicable regulations?

		yes	X	no	unsure
14. Defects in any septic system or other sanitary disposal system on the Property or out-of-service septic systems not closed/abandoned according to applicable regulations?		yes	X	no	unsure

15. Subsoil conditions which would significantly increase the cost of development including, but not limited to, subsurface foundations or waste material; organic or non-organic fill; dumpsltes where pesticides,

herbicides, fertilizer or other toxic or hazardous materials or containers for these materials were disposed of in violation or manufacturer's or government guidelines or other laws regulating said disposal; high groundwater; adverse soil conditions (e.g. low load bearing capacity, earth or soil movement, slides) or excessive rocks or rock formations?

		yes	X	no	unsure

16. Brownfields (abandoned, idled or under-used land which may be subject to environmental contamination) or other contaminated land, or soils contamination remediated under PECFA, the DNR Remediation and

Redevelopment Program, the Agricultural Chemical Cleanup Program or other similar program?

	X	yes		no	unsure
17. Legal vehicular access to the Property from public roads?	X	yes		no	unsure

18. Homeowners' associations, common areas shared or co-owned with others, zoning violations or non-

conforming uses, conservation easements, restrictive covenants, rights-of-way, easements, easement maintenance agreements, or use of a part of Property by non-owners, other than recorded utility easements?

	X	yes		no	unsure

Phone:

Fax:

Produced with ZipForm® by ztpLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026   www.zipLogix.com

19. Special purpose district, such as a drainage district, that has the authority to impose assessments against the real property located within the district?										yes	X	no	unsure
20. Proposed construction of a public project that may affect the use of the Property?										yes	X	no	unsure
21. Federal, state or local regulations requiring repairs, alterations or corrections of an existing condition?										yes	X	no	unsure
22. Property tax increases, other than normal annual increases; completed or pending property tax reassessment of the Property, or proposed or pending special assessments?									X	yes		no	unsure
23. Burial sites, archeological artifacts, mineral rights, orchards or endangered species?									X	yes		no	unsure
24. Flooding, standing water, drainage problems or other water problems on or affecting the Property?										yes	X	no	unsure
25. Material damage from fire, wind, floods, earthquake, expansive soils, erosion or landslides?									X	yes		no	unsure
26. Significant odor, noise, water intrusion or other irritants emanating from neighboring property?										yes	X	no	unsure

27. Substantial crop damage from disease, insects, soil contamination, wildlife or other causes; diseased trees;

or substantial injuries or disease in livestock on the Property or neighboring properties?

										yes	X	no	unsure
28. Existing or abandoned manure storage facilities on the Property?										yes	X	no	unsure

29. Impact fees, or other conditions or occurrences that would significantly increase development costs or reduce the value of the Property to a reasonable person with knowledge of the nature and scope of the condition or occurrence?

										yes	X	no	unsure

30. Use Value Assessments: The use value assessment system values agricultural land based on the income that would be generated from its rental for agricultural use rather than its fair market value.  When a person converts agricultural land to a non-agricultural use (e.g., residential or commercial development),

that person may owe a conversion charge.  To obtain more information about the use value law or conversion charge, contact the Wisconsin Department of Revenue's Equalization Section at

608-266-2149 or visit http://www.revenue.wi.gov/faqs/slf/useassmt.html.

(a) All or part of the land has been assessed as agricultural land under Wis. Stat. § 70.32 (2r)?

(b) The owner has been assessed a use-value conversion charge under Wis. Stat. § 74.485(2)?

(c) The payment of a use-value conversion charge has been deferred under Wis. Stat. § 74.485(4}?

										yes	X	no	unsure
										yes	X	no	unsure
										yes	X	no	unsure
31. Utility Connections: the Property is connected to the following utilities on the Property or at the lot line:
a. Electricity?	X yes	no	unsure	b. Municipal water?	yes	X no	unsure	c. Telephone?	X	yes		no	unsure
d. Cable?	yes	no	X unsure	e. Gas?	X yes	no	unsure	f. Municipal sewer?	X	yes		no	unsure

EXPLANATIONS OF "YES" OR "UNSURE" ANSWERS

See attached Exhibit A to this Seller Disclosure Report.

Notice: You may obtain information about the sex offender registry and persons registered with the registry by contacting the

Wisconsin Department of Corrections on the Internet at http://www.widocoffenders.org or by phone at 606-240-5830.

The Owner certifies that the information in this report is true and correct to the best of the Owners knowledge as of the date below.

(X)  /s/ SCOTT P. DOESCHER                            11/1/11

(X)

Signature

Date

Signature

Date

Broker certifies that Broker has inspected the Property and that unless otherwise indicated, Broker is not aware of any defects other than those disclosed by this report or of information inconsistent with this report.

David Speirs/LandVest

(X)  /s/ DAVID SPEIRS                                         12/12/11

Broker/Firm Name

By

Date

I acknowledge receipt of a copy of this report.

(X)

(X)

Buyer’s Signature

Buyer’s Signature

Copyright © 2008 by Wisconsin REALTORS® Association; Drafted by: Attorney Debra Peterson Conrad

No representation Is made as to the legal validity of any provision or the adequacy of any provision in any specific transaction.

This report form does not satisfy Wisconsin Statute Chapter 709 which generally applies to transfers of real estate containing 1-4 dwelling units.

Produced with ZipForm® by ztpLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026   www.zipLogix.com

Seller Disclosure Report - Vacant Land, Exhibit A

Wausau Paper Mills, LLC Lands

Explanation of "yes" or "unsure" answers to Seller Disclosure Report - Vacant

Land

72,800 + - acres in Bayfield, Burnett, Douglas and Washburn Counties, Wisconsin.

#4:  Various lakes, streams and wetlands occupy the Property.

#5:  Much of the property is entered into either the Wisconsin Forest Crop Law

(FCL) or, Wisconsin Managed Forest Law (MFL) programs.  Properties classified as either FCL or MFL are subject to various requirements under Wisconsin state law that must be met in order to continue enrollment.  The Buyer shall be solely responsible for payment of all taxes or penalties and interest if the property described in this offer is removed from FCL or MFL designation for any reason.

Buyer(s) are encouraged to perform their own due diligence on the FCL and MFL programs and potential tax impacts that may result when FCL and MFL classed properties transfer ownership.

#6:  Illegal hunting stands are occasionally found on the Property.

#7:  See attached Phase I Environmental Site Assessment (ESA) for multiple parcels of land located in Burnett, Bayfield, Douglas, Washburn, Langlade, Lincoln,

Marathon, Oneida, Shawano, and Taylor Counties, Wisconsin.

#9:  See attached Phase I Environmental Site Assessment (ESA) for multiple parcels of land located in Burnett, Bayfield, Douglas, Washburn, Langlade, Lincoln,

Marathon, Oneida, Shawano, and Taylor Counties, Wisconsin.

#12: Gas and high voltage transmission lines are present on the property.

#16:  See attached Phase I Environmental Site Assessment (ESA) for multiple parcels of land located in Burnett, Bayfield, Douglas, Washburn, Langlade, Lincoln,

Marathon, Oneida, Shawano, and Taylor Counties, Wisconsin.

#17:  Some interior parcels may lack vehicular access.

#18:  Some of the Property has reserved hunting and fishing rights.

#22:  Some of the Property will be expiring from the Forest Crop Law in the next five years.  Property taxes on subject lands will increase.

#25:  Some minor tree damage from wind.

#31:  Utilities are present on or adjacent to some of the Property.

EXHIBIT D

RAIL SPUR LICENSE

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “License Agreement”), is made as of ____________ ___, 2011, by and between Lyme St. Croix Land Company LLC, a [Delaware] limited liability company, with an address of 23 South Main Street, 3rd Floor, Hanover, New Hampshire 03755 (the “Grantor”) and Wausau Paper Mills, LLC, a Wisconsin limited liability company with an address of 100 Paper Place, Mosinee, WI 54445 (“Wausau Paper”).

RECITALS:

A.

Grantor owns certain real property located in the State of Wisconsin (the “Property”) and upon which the Premises (as defined below) are located, which is further described in the Supply Agreement (as defined below).

B.

Wausau Paper owns a pulp mill in Mosinee, Wisconsin.

C.

Grantor wishes to grant to Wausau Paper, and Wausau Paper wishes to accept from Grantor, a license for the right to use the Premises and to enjoy other rights granted herein in order to permit Wausau Paper’s use of railway spurs and related facilities located on the Premises as a shipping point for timber harvested from the Property.

IN CONSIDERATION of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Grant and Purpose of License.  Grantor hereby grants to Wausau Paper, its parent and affiliated companies of any level and their respective employees, agents, contractors, and invitees (collectively, the “Licensed Parties”) a non-exclusive, fully paid-up license to enter into and upon the premises owned by Grantor which are described on Schedule 1 attached hereto (collectively the “Premises”) for the purpose of loading, unloading, collecting, and transporting timber and other materials via rail lines that are located on the Premises, which may include timber or other materials purchased from Grantor’s affiliate, St. Croix Forest Products LLC (“St. Croix Forest Products”), pursuant to a certain Wood Fiber Supply Agreement between Wausau Paper and St. Croix Forest Products dated __________________ (the “Supply Agreement”), as well as timber or other materials purchased from other parties and which are transported to the Premises from off-site.  Grantor further hereby grants a non-exclusive, fully paid-up license over such other portions of the Property as may be necessary for ingress to and egress from the Premises to adjacent rights of way in order to realize the above-referenced purposes.  Wausau Paper agrees to use the Premises for no other purpose.  The license in this License Agreement is supported, in part, by such consideration as may be paid by Wausau Paper to Grantor pursuant to the terms of the Supply Agreement.

The parties acknowledge and agree that while the license hereunder is granted on a non-exclusive basis, use of the Premises by Wausau Paper to timely and orderly transport the Product identified in the Supply Agreement from the Premises to other offsite locations as elected by Wausau Paper shall have priority over other uses of the Premises by Wausau Paper or Grantor (or third parties using the Premises with permission of Grantor) not related to the Supply Agreement.  Wausau Paper and Grantor shall cooperate in good faith to accommodate such other uses in a mutually beneficial manner.

2.

Term.  The term of this License Agreement shall commence January 1, 2012 and shall terminate on December 31, 2042.  The term of this License Agreement shall not be terminable prior to such date irrespective of this instrument’s characterization as a license; provided, however, that this License Agreement shall terminate automatically upon the expiration or earlier termination of the Supply Agreement.

3.

Maintenance of Premises.  Wausau Paper shall keep the Premises (and such portions of the Property as the Licensed Parties may use at any time for rights of ingress to and egress from the Premises) free from accumulation of waste materials or rubbish caused by the use of the Premises by any Licensed Parties.  If Wausau Paper fails to perform its obligations pursuant to this Section 3, then Grantor may, after ten (10) days’ written notice to Wausau Paper (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Wausau Paper’s behalf, and charge all of Grantor’s cost therefor to Wausau Paper, which shall promptly reimburse Grantor therefor.

4.

Indemnity.  Wausau Paper agrees to make no claim against Grantor for, and to indemnify, defend, and hold Grantor harmless from and against, any and all liability, damages, costs, expenses, judgments, fines, or penalties of any kind whatsoever (including, but not limited to, attorney’s fees and costs) in connection with or on account of any death, bodily injury, personal injury, or property damage caused by or arising as a result of the use of, or ingress and egress to, the Premises while being used for any purpose by any Licensed Parties.  The obligations set forth in this Section 4 shall be ongoing and shall survive the termination of this License Agreement.

5.

Conditions of Premises Not Warranted.  Grantor makes no warranty or representation that the Premises or Property are safe, healthful, or suitable for the purpose for which the Premises are permitted to be used under the terms of this License Agreement.

6.

Safety; Environmental Hazards.  Wausau Paper shall be responsible for initiating, maintaining, and providing supervision of safety precautions and programs in connection with the use of the Premises.  Wausau Paper shall not (and shall not allow any employee, agent, contractor, or invitee of Wausau Paper to) spill, dump, discharge, or dispose of any hazardous or toxic materials on or about the Premises in violation of any law, rule, or regulation, and agrees to indemnify, defend, and hold harmless Grantor from and against any and all claims, actions, costs, losses, and/or expenses of any kind resulting from any such spill, dumping, discharge, or disposal.

7.

Assignability.  The license granted herein shall be binding upon and for the benefit of the parties’ respective successors and assigns, and shall run with the land.

8.

Amendments.  This License Agreement shall not be effectively amended, changed, modified, or altered without, in each instance, the prior written consent of Grantor and Wausau Paper.

9.

Notices.  All notices, requests, demands and other communications which are required or may be given under this agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, subject to the sender’s facsimile machine receiving the correct answerback of the addressee and confirmation of uninterrupted transmission by a transmission report or the recipient confirming by telephone to sender that he or she has received the facsimile message; the day after it is sent, if sent for next day delivery to a domestic address by a nationally recognized overnight delivery service; and upon receipt, if sent by certified or registered mail, return receipt requested.  Notices shall be addressed as set forth below or to such other place as either party may designate as to itself by written notice to the other party pursuant to this paragraph:

If to Seller:

Lyme St. Croix Land Company LLC

c/o The Lyme Timber Company LP

23 South Main Street, 3rd Floor

Hanover, New Hampshire 03755

If to Buyer:

Wausau Paper Mills, LLC

100 Main Street

Mosinee, Wisconsin  54455

Attention:  Procurement, Mosinee Mill

Facsimile:  (715) 692-0371

With a copy to:

Wausau Paper Corp.

200 Paper Place

Mosinee, WI 54455

Attention: Vice President,  Supply Chain Management

Facsimile: (715) 692-2011

10.

Counterparts.  This License Agreement may be signed in multiple originals and/or using counterpart signature pages.  All such multiple originals shall constitute but one and the same document.

11.

Memorandum of License.  This License Agreement shall not be recorded, except that Grantor and Wausau Paper agree at the request of either party to execute any and all documents necessary to publicly evidence this License Agreement, including, but not limited to, a Memorandum of License to be recorded in the register of deeds offices for each county in which the Premises are located.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute and deliver this License Agreement as of the date first above written.

GRANTOR:

WAUSAU PAPER:

LYME ST. CROIX LAND COMPANY LLC

WAUSAU PAPER MILLS, LLC

By:________________________

By:

________________________

Print Name:_________________

Henry C. Newell

Title:_______________________

Executive Vice President and

Chief Operating Officer

SCHEDULE 1

Premises

See attached.

EXHIBIT E

AFFIDAVIT OF NON-FOREIGN STATUS

Section 1445 and Section 6045 of the Internal Revenue Code provide that the Transferee of a real property interest must withhold tax if the Transferor is a foreign person and must provide certain sales related information to the Internal Revenue Service.  To inform _________________ (the "Transferee") that withholding of tax is not required upon the undersigned’s disposition of a U.S. real property interest, more particularly described in the Timberlands Sale and Purchase Agreement dated _________ ___, 2011 by and between the undersigned Wausau Paper Mills, LLC (the “Transferor”), the Transferor hereby certifies that:

1.

Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate

(as those terms are defined in the Internal Revenue Code (the “Code”) and regulations thereunder).

2.

Transferor's tax identification number is: _______________________.

3.

Transferor's principal address is: __________________________________________.

4.

The gross sales price of this transfer is: ____________________________________.

Transferor understands that this affidavit and information contained herein will be disclosed to the Internal Revenue Service by the Transferee and that any false statement made herein by Transferor could be punished by fine, imprisonment, or both.

Under penalties of perjury, Transferor declares that Transferor has examined this certification and, to the best of Transferor's knowledge and belief, it is true, correct and complete.

TRANSFEROR:

WAUSAU PAPER MILLS, LLC

By: ____________________________________

Date: _______________

Printed Name: ___________________________

Title: _________________________________________